                                                                    EXHIBIT 2.19

                                 Pages where confidential treatment has
                                 been requested are stamped "Confidential
                                 Treatment Requested and the Redacted Material has been separately filed with the Commission," and places where information has been redacted have been marked with (***).

    RESTATED AND AMENDED CSG  MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This RESTATED AND AMENDED CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the "Master Agreement") is entered into this 10th day of August, 1997, between CSG Systems, Inc., a Delaware corporation with offices at 2525 North 117th Avenue, Omaha, Nebraska 68164 ("CSG"), and TCI Cable Management Corporation., a Colorado corporation with offices at 5619 DTC Parkway, Englewood, Colorado 80111-3000, (the "Customer"), and restates and amends that certain CSG Master Subscriber Management System Agreement by and between the parties dated August 1, 1997. CSG and Customer agree as follows:

Subject to the terms and conditions of this Master Agreement, Customer hereby agrees to purchase and/or license from CSG its subscriber management system solution utilizing the CSG services and products which are identified, provided and/or licensed as set forth in the attached Schedules which are hereby incorporated into and made a part of this Master Agreement by this reference, including, but not necessarily limited to:

*  Schedule A - CSG's CCS system for subscriber wireline video, wireline
   ----------
   telephony and high speed data/Internet billing management (the "CCS
   Services").

*  Schedule AA - CSG's personal computer based System ("CableMax").
   -----------

*  Schedule B - CSG technical and consulting services (the "Technical
   ----------
   Services").

*  Schedule C - CSG's ACSR Telephony, CSG Vantage(TM), ACSR(TM), and Computer
   ----------
   Based Training add-on products (the "CCS Products").

*  Schedule D - Fees
   ----------

*  Schedule E - CSG's data warehouse product ("CSG VantagePoint(TM)")
   ----------

*  Schedule F - CSG's Print and Mail services, including CSG's Enhanced
   -----------
   Statement Presentation(TM) Services (the "Print and Mail Services").

*  Schedule G - Incorporated Third Party Software and Licenses and Third Party
   ----------
   Rights

*  Schedule Q - CSG's ISP Domain middleware software  ("ISP Domain")
   ----------

*  Schedule R - CSG's usage handling system  (the "Usage Handling System")
   ----------

The CCS Services, the Technical Services, the Print and Mail Services, and any other CSG service subsequently provided in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Services". CSG's CableMax, CSG Vantage(TM), ACSR Telephony, ACSR(TM), and Computer Based Training add-on products, VantagePoint(TM), ISP Domain, the Usage Handling System, and any other CSG product subsequently licensed to Customer in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Products". CSG agrees to license the SummiTrak(TM) and IPPV computer programs and services to Customer, upon commercially reasonable terms and conditions mutually agreeable to the parties, to be negotiated in good faith. CSG acknowledges and agrees that subject to the terms of this Master Agreement, upon reasonable notice by Customer, Customer may convert its subscribers on SummiTrak to the CCS Services.

                          GENERAL TERMS AND CONDITIONS

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

1. FEES AND EXPENSES. The Products and Services will be provided for the fees set forth on Schedule D. Customer shall also reimburse CSG for reasonable out-
             ----------
of-pocket expenses, including travel and travel-related expenses that are consistent with CSG's standard travel reimbursement policies, incurred by CSG in connection with CSG's performance of its obligations under this Master Agreement.

2. INVOICES. Unless otherwise provided herein, Customer shall pay amounts due hereunder within forty five (45) days after receipt of invoice therefor. Any amount not paid and not disputed in good faith when due shall thereafter bear interest until paid at a rate equal to the lesser of one and one-half percent (1 1/2%) per month or the maximum rate allowed by applicable law.

3. TAXES. All amounts payable by Customer to CSG under this Master Agreement are exclusive of any applicable value added, use, sales, service, property or other taxes, tariffs or contributions that may be assessable by a governmental agency in connection with this Agreement. Customer will pay any such applicable value added, use, sales, service, property or other taxes, tariffs or contributions, in addition to the amount due and payable. Customer will promptly furnish CSG with the official receipt of payment of these taxes to the appropriate taxing authority. Notwithstanding the foregoing, Customer is not responsible for paying or reimbursing CSG for corporate franchise tax, capital tax, net worth tax or tax measured by reference to CSG's net income.

4.  ADJUSTMENT TO FEES. Except as otherwise set forth in Schedule D, CSG shall
                                                         ----------
not adjust any of the fees specified in Schedule D or otherwise specified in
                                        ----------
Schedules hereto prior to January 1, 1998. Thereafter, upon forty five (45) days prior written notice thereof, CSG may increase such fees annually by an amount equal to the greater of (i) three percent (3%), or (ii) 100 percent of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100, during the prior calendar year as published by the U.S. Department of Labor or any successor index (the "CPI"), plus one half percent (1/2%), for the purpose of this subsection 4(ii).

5. SHIPMENT. CSG will ship the Products, any Incorporated Third Party Software, and any other third party software from its distribution center, subject to delays reasonably beyond CSG's control. Customer will select the method of shipment via tape or by electronic file transfer for Customer's account. The license granted to the Products as set forth in the Schedule(s) commences upon CSG's delivery of the Products to the carrier for shipment to Customer. Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG's expense, any Products that are lost or damaged while in route to Customer.

6.  EQUIPMENT.

(a)  Equipment Lease.
     ---------------
     (i)  System Sites.  CSG agrees to provide Customer, at no cost to Customer,
          ------------
     for each System Site that used the CCS Services prior to July, 1997:

          (A) two (2) printers with ratings as follows:


          Number of Subscribers Per System Site    200cps  400cps  410 1pm
          ---------------------------------------  ------  ------  -------
          under 12,000                             1       1        0
          12,000 - 17,000                          1       0        1
          17,001 - 50,000                          0       1        1
          over 50,000                              0       0        2

          (B) one CRT terminal for each 2,000 subscribers or any portion thereof; and one communication controller (except for System Sites with fewer than 12,000 subscribers).

     (ii) Satellite Offices.  Satellite Offices of System Sites can have access
          -----------------
     to the CCS Services by using a remote dial-up terminal. The remote dial-up terminal requires a protocol converter located at its System Site Office. The charges for the protocol converter, remote dial-up terminal, and the communication lines will be the responsibility of Customer.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

 (iii)  Additional Equipment.  In the event Customer elects for CSG to provide
        --------------------
 equipment in addition to that set forth in this Section 6(a), then Customer agrees to purchase the equipment and pay the fees set forth in Schedule D or if
                                                                ----------
 the fees are not set forth in Schedule D for a particular piece of equipment,
                               ----------
 CSG's then current rates for such equipment.

 (iv)   Risk of Loss.  Upon installation of the equipment at Customer's location
        ------------
 and during the periods while Customer is using the equipment, (including any relocation by Customer), all risk of loss associated with theft or damage to the equipment shall be Customer's responsibility, reasonable wear and tear excepted.

 (v)    Limitation of Liability for Equipment.  Except as expressly provided in
        -------------------------------------
 this Section 6, CSG shall not be liable for any loss or damage claimed to have resulted from the use of the equipment and maintenance of the equipment or to be related in any way to the transactions to which this Section 6 relates, regardless of the form of action. Customer shall indemnify and hold CSG harmless for any and all liability, loss, claim or damage to persons or property arising out of Customer's possession, operation or use of the equipment or arising out of the negligence of Customer, its employees or agents.

 (vi)   Ownership of the Equipment.  Unless CSG transfers the equipment to
        --------------------------
 Customer pursuant to Section 6(a)(iii) above, Customer hereby agrees that CSG is and shall be the owner of the equipment provided pursuant to this Section 6(a). CSG shall have free and complete access to the equipment at all reasonable times upon providing Customer reasonable notice of CSG's desire to inspect the equipment. Accordingly, CSG shall be responsible for all property taxes reasonably documented associated with the equipment provided by CSG under this Section 6.

 (vii)  Care and Use of the Equipment.  Customer shall care for the equipment
        -----------------------------
 and not use or permit it to be used for any purpose for which the equipment is not designed or reasonably suited. CSG will reasonably cooperate with Customer in the assignment and assumption of any third party vendor maintenance agreements.

 (viii)  Confirmation of Equipment.  At least annually, CSG shall notify
         -------------------------
 Customer and provide Customer with an inventory of all CSG's equipment located at Customer's System Sites. Customer hereby agrees to review such inventory and confirm the model number, serial number and manufacturer of the equipment located at each of Customer's System Sites. In the event a discrepancy exists between the inventory provided by CSG and the review performed by Customer, then Customer shall notify CSG promptly of such discrepancy. In addition, upon request of CSG, an authorized representative from Customer shall certify, in writing, as to the accuracy of the review performed by Customer based on the inventory that was provided by CSG.

(b)  Equipment Transfer.
     ------------------

     (i) In consideration of the amounts previously paid under the lease agreements between Customer and CSG, CSG will transfer to Customer, as of the Effective Date (as defined in Section 15), all equipment previously furnished by CSG to Customer under the Billing Agreement as defined in
     Section 35. CSG provides the equipment "AS-IS". CSG will reasonably cooperate with Customer to obtain the assignment of the manufacturers warranties with respect to such equipment, if any, provided that such cooperation is at no cost to CSG. After the Effective Date, Customer shall be responsible for maintaining all of the Equipment acquired from CSG herein. CSG hereby agrees that Customer will be the owner of the equipment and be responsible for all property taxes associated with such equipment.

     (ii) On or after the Effective Date, CSG agrees to promptly provide Customer a list detailing the equipment to be acquired under this Section 6(b).

(c)  Maintenance of Equipment.  Through the Effective Date, Customer shall be
     ------------------------
responsible for maintaining all of the equipment provided to Customer under this
Section 6, reasonable wear and tear excepted.

(d) Disclaimer of Warranties.  THE EQUIPMENT SET FORTH IN THIS SECTION 6 MAY
    ------------------------
HAVE MANUFACTURER'S WARRANTIES ASSOCIATED WITH IT. TO THE EXTENT CSG RECEIVES ANY SUCH WARRANTY, CSG SHALL, SUBJECT TO SECTION 6(b)(i) ALLOW IT TO BE EXTENDED TO CUSTOMER; PROVIDED, HOWEVER, CUSTOMER EXPRESSLY UNDERSTANDS AND AGREES, NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THAT: (i) CSG IS NOT THE MANUFACTURER OF THE EQUIPMENT WHICH IS THE SUBJECT OF THIS AGREEMENT;
(ii) CSG MAKES AND CUSTOMER RECEIVES NO WARRANTY EXPRESS OR IMPLIED REGARDING THE EQUIPMENT PROVIDED HEREUNDER

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILTIY AND FITNESS FOR A PARTICULAR PURPOSE FOR SUCH EQUIPMENT; AND (iii) CSG SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER ANY PROVISION OF THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, AND/OR INCIDENTAL AND/OR ANY OTHER DAMAGES OF ANY TYPE OR KIND FOR THE EQUIPMENT FURNISHED HEREUNDER.

7.   PRODUCTS WARRANTIES AND REMEDIES.

(a)  Limited Warranty.  Except as provided in this Section 7 and  Sections 8, 9,
     ----------------
and 10, CSG warrants that (i) the Products and Services will conform to CSG's published specifications in effect on the date of delivery, (ii) the Products and Services will perform in a certified "Designated Environment" (as defined in the applicable Schedules, attached hereto) substantially as described in the accompanying Documentation for a period of ninety (90) days after the date of delivery (the "Warranty Period"), and (iii) the Services will be performed in accordance with customary industry standards and in a good workmanlike manner. Notwithstanding the foregoing, if Customer modifies VantagePoint by altering any of the source code provided by CSG, this limited warranty will be void as it relates to VantagePoint. Except as set forth in Schedule G, CSG provides all
                                                 ----------
third party software including the "Incorporated Third Party Software" (as defined in Section 8), AS IS. Customer agrees that CSG shall have no liability to Customer for any damages, however designated, with respect to providing all or any portion of the Purchased Assets, as that term is defined in the Asset Purchase Agreement, by and between CSG and "TCI," (as such term is defined therein) of even date herewith (the "Purchase Agreement"); provided, however, that Customer shall not be deemed to have waived its rights under this Master Agreement if the damages arise solely from CSG's enhancements, modifications or combination of the Purchased Assets with other Products and Services provided by CSG. Customer acknowledges that (i) the Products and the Incorporated Third Party Software may not satisfy all of Customer's requirements and (ii) the use of the Products and the Incorporated Third Party Software may not be uninterrupted or error-free. Customer further acknowledges that (i) the fees set forth in Schedule D and other charges contemplated under this Master Agreement
         ----------
are based on the limited warranty, disclaimers and limitation of liability specified in this Section and Sections 8, 9, 10, 13 and 14, and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

(b)  Remedies Relating to Product and Services.  In case of breach of warranty
     -----------------------------------------
set forth in Section 7(a) above relating to Products and Services or any other duty related to the quality of the Products or Services, CSG or its representative will correct or replace any defective Product or Service or, if not practicable, CSG will accept the return of the defective Product and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product was not usable. Any claim for a breach of Services must be submitted to CSG within ninety (90) days of the event giving rise to the claim. All Products and Services shall be deemed accepted by Customer unless a timely claim is made to CSG. Customer acknowledges that this Section 7(b) sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of Section 7(a) warranty or other duty related to the quality of the Products or Services. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE "LIMITATION OF REMEDIES" SET FORTH BELOW IN
SECTION 13.

(c)  CSG Legal Rights.  CSG represents and warrants that except as otherwise
     ----------------
specifically provided in Schedule G, (i) CSG owns or otherwise has the right to
                        -----------
license all U.S. patents, copyrights, trade secrets and other proprietary rights in or to the Products and Services, (ii) the Products and Services do not infringe a U.S. patent, copyright, trade secret or other proprietary right owned by a third person, (iii) CSG possesses the legal right and authority to execute and perform this Agreement and (iv) its execution and performance will not violate any other material agreement or obligation by which CSG may be bound.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(d)  Customer Legal Rights.  Customer on its own behalf, and on behalf of its
     ---------------------
subsidiaries and Affiliates (as defined below), represents and warrants that (i) it possesses the legal right and authority to execute and perform this Master Agreement and (ii) its execution and performance will not violate any other material agreement or obligation by which Customer or its subsidiaries and Affiliates may be bound; provided, however, that Customer will not be required to perform or adhere to the provisions of Section 31 with respect to such Existing Customer Agreements until such Existing Customer Agreements are terminated pursuant to Section 7(e). For the purposes of this Agreement, Affiliates shall mean any cable or cable service provider (i) in which Customer exercises exclusive management control or otherwise has the ability to direct the engagement of outside vendors or service providers or (ii) in which Customer owns, directly or indirectly, 40% or more of the equity interest, unless Customer reasonably demonstrates that it does not have the powers described in
Section 7(d)(i) despite such equity ownership.

(e)  Existing Customer Agreements.  Existing Customer Agreements mean those
     ----------------------------
agreements that, unless terminated, would violate Customers representations and warranties contained in Section 7(d)(ii). Except for the Existing Customer Agreements that relate directly to the implementation, delivery or support of Customer's digital products and services, Customer agrees that (i) Customer will not renew any Existing Customer Agreement and (ii) Customer will use its best efforts to terminate all other Existing Customer Agreements, but only in strict accordance with their terms or pursuant to such other terms agreeable to the parties to such Existing Customer Agreement, if required by such Existing Customer Agreement. In no event will the Existing Customer Agreements affect the terms and conditions of Exhibit A-1 or the Minimum set forth in Section 30. CSG will use reasonable efforts to (i) execute an agreement with Customer for print and mail services for such affected wireline video subscribers and provide the print and mail services to such affected wireline video subscribers within ninety (90) days of the termination date of the applicable Existing Customer Agreement and (ii) execute an agreement with Customer for wireline telephony services for such affected subscribers and to provide the wireline telephony services to such affected subscribers within one hundred and eighty (180) days of the termination date of the applicable Existing Customer Agreement.

(f)  Further Assurances.   CSG and Customer each agree that it will not take any
     ------------------
action on or after the Effective Date that would cause any of their representations set forth in this Section 7 to be materially untrue.

(g)  Indemnity.  Each party will promptly notify the other if any claim is
     ---------
brought against it that arises from a breach of the other party's representations and warranties set forth in Section 7(c), 7(d) or 7(f) above, as applicable. The breaching party will indemnify the other party with respect to such claim pursuant to Section 12 below.

8. INCORPORATED THIRD PARTY SOFTWARE OR THIRD PARTY RIGHTS. Customer acknowledges that the Products incorporate certain third party computer programs and documentation (the "Incorporated Third Party Software") and/or the Products are licensed and the Services are offered under certain third party patent, copyright or other rights (the "Third Party Rights"), which are subject to the additional or alternative terms and conditions set forth in Schedule G, as
                                                            ----------
applicable (the "Incorporated Licenses"). Customer will execute the additional documents that such vendors may reasonably require to enable CSG to deliver the Incorporated Third Party Software to Customer. Except as otherwise provided in Schedule G, CSG makes no warranty and provides no indemnity with respect to the
----------
Incorporated Third Party Software or the Third Party Rights. The fees for all Incorporated Third Party Software are the responsibility of CSG unless otherwise specified on Schedule D.
             ----------

9. OTHER THIRD PARTY SOFTWARE. Customer acknowledges that CSG will deliver the System together with certain third party software other than Incorporated Third Party Software, and that Customer's rights and obligations with respect to such other third party software are subject to the license terms accompanying the specific item of third party software. CSG is not a party to any license between Customer and any licensor of such third party software, and CSG makes no warranty and provides no indemnity with respect thereto. The fees for all other third party software are the responsibility of CSG unless otherwise specified on Schedule D.
----------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

10. TECHNICAL SERVICES WARRANTY. CSG represents and warrants that (i) CSG will perform the Technical Services in a good workmanlike manner and (ii) the Deliverables as defined in Schedule B will substantially conform to the
                           ----------
applicable specifications set forth in any executed Statement of Work attached to Schedule B for a period of ninety days after the date of completion of the
   ----------
Deliverables as set forth on the applicable Statement of Work. In case of breach of this Technical Services' warranty or any other legal duty to Customer for the Technical Services, CSG's exclusive liability, and Customer's exclusive remedy, will be to obtain (i) the reperformance of the Technical Service or the correction or replacement of the Deliverable or (ii) if CSG determines that such remedies are not practicable, a refund of the Project Fees (as defined in Schedule B) allocable to such Technical Service or Deliverable. ALL OTHER
----------
WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE), ARE HEREBY DISCLAIMED.

11. REPORTING. With respect solely to Oracle, on a quarterly basis, within thirty (30) days of the end of every calendar quarter, Customer shall provide CSG with a quarterly report setting forth the number of concurrent users of the Products and any Incorporated Third Party Software by setting forth the number of workstations/seats utilizing each of the Products and any Incorporated Third Party Software.

12.  INDEMNITY.

(a)  Except as provided in Schedule G and Sections 7 and 14, CSG (i) warrants
                           ----------
that the Services, Products and all components thereof, including any Incorporated Third Party Software, as delivered to Customer, and their use in the manner described by this Agreement, do not and will not infringe upon any right, tradename, trademark, copyright, patent, trade secret or other intellectual property right of any third party and (ii) agrees that if any action based upon a breach of the warranty contained in the preceding sentence is instituted against Customer based upon a claim that the Services, Products or any component thereof, including any Incorporated Third Party Software, infringe any right, tradename, trademark, copyright, patent, or other intellectual property right ("Infringement Action"), CSG shall, for and on behalf of Customer, indemnify Customer for any losses, damages, claims or liabilities awarded to a third party and resulting from such infringement and shall defend Customer at CSG's expense against such Infringement Action. CSG's liability hereunder is contingent upon: (i) Customer promptly notifying CSG in writing of said Infringement Action; and (ii) CSG having sole control of the defense of any such claim and any settlement negotiations. To the extent such Infringement Action solely involves the Services, Products, or any component thereof, including any Incorporated Third Party Software, CSG shall have sole control of the defense and any settlement negotiations. CSG will not voluntarily enter into any injunction without Customer's consent, which shall not be unreasonably withheld. To the extent such Infringement Action involves the Services, Products or any component thereof, including any Incorporated Third Party Software, as well as other Customer subject matter, CSG and Customer agree to cooperate in the defense and any settlement negotiations in such Infringements Action; provided that, in the event CSG and Customer cannot reach agreement then CSG shall have sole control over only that portion of the Infringement Action involving Services, Products and all components thereof, including any Incorporated Third Party Software, and Customer shall have sole control over the remaining portions of such Infringement Action at its sole risk and expense, including without limitation the payment of any damages awarded. For the purpose of this Section 12, if as a result of an Infringement Action, CSG fails to perform the material terms of this Master Agreement, then the provisions of this
Section 12 shall apply. CSG shall, at its sole cost and expense, procure for Customer another vendor providing the same or similar services as CSG and CSG shall pay all reasonable costs and expenses in connection with such procurement and conversion to such vendor; provided, however, that CSG's obligation hereunder is expressly conditioned upon the following; (i) Customer pays to CSG all of the costs and fees that would have been due hereunder had there been no Infringement Action; and (ii) CSG has sole control over the negotiation of the terms, conditions and fees associated with such substitute vendor.

(b) CSG shall have no liability to Customer for any infringement action or claim which would not have occurred but for, and which is based upon or arises out of;

       (i) any modification of the Products by Customer without the express written permission of CSG; or

       (ii) any use of the Products in combination with (A) any other system, equipment or software which is not furnished by CSG or approved by CSG in writing or (B) any peripheral equipment, such as PCs, printers or communication devices, which may reasonably be anticipated to be used by Customer.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(c) If any action in instituted against CSG based upon a claim that any materials such as artwork or inserts provided by Customer to CSG infringe a United States patent, copyright or trademark, Customer shall, for and on behalf of CSG, defend and indemnify such action at Customer's expense, provided CSG promptly notifies Customer in writing of said action and Customer has sole control of the defense and any settlement negotiations.

(d) If an Infringement Action may be or has been asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Product, or (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance.

(e) For purposes of this Section 12, the term "third party" shall be deemed to be any entity other than Customer, any entity controlled by, controlling or under common control of Customer ("Customer Affiliates"), or any entity in which a Customer Affiliate has any ownership or other control interest.

(f) This Section 12 shall be the sole and exclusive liability of CSG and remedy of Customer relating to an Infringement Action.

13. LIMITATION OF REMEDIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS MASTER AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OTHER THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE.

14. NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR ITS RELATED PERSONS BE LIABLE TO THE OTHER PARTY OR CSG'S LICENSORS AND VENDORS BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE; PROVIDED, HOWEVER, THAT FOR THE PURPOSES OF THIS SECTION, AN AWARD OF CONSEQUENTIAL DAMAGES TO A THIRD PARTY IN A FINAL JUDGMENT AGAINST CUSTOMER OR CSG SHALL BE DEEMED TO BE ACTUAL DAMAGES FOR THE PURPOSES OF
SECTION 12. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS MASTER AGREEMENT, IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG OR CUSTOMER, THEIR LICENSORS OR THEIR VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED FORTY FOUR MILLION DOLLARS ($44,000,000). DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY. THE PRECEDING TWO SENTENCES SHALL NOT APPLY TO NOR LIMIT THE RIGHTS AND OBLIGATIONS OF CSG AND CUSTOMER SET FORTH IN SECTION 12 AND 44. FOR THE PURPOSE OF THIS SECTION 14, THE TERM "THIRD PARTY" SHALL BE ANY ENTITY OTHER THAN CUSTOMER, ANY ENTITY CONTROLLED BY, CONTROLLING OR UNDER COMMON CONTROL OF CUSTOMER ("CUSTOMER AFFILIATES"), OR ANY ENTITY IN WHICH A CUSTOMER AFFILIATE HAS ANY OWNERSHIP OR OTHER CONTROL INTEREST.

15. TERM. This Master Agreement shall be effective on and as of the Closing, as that term is defined in Section 4 of the Purchase Agreement (the "Effective Date"). Unless terminated pursuant to Section 16 and 17, this Master Agreement shall continue until December 31, 2012 but in any case the term of this Master Agreement shall extend for the term of any license granted under an executed Schedule hereto; provided, however, that, such extension shall relate solely to those provisions of the Master Agreement that survive pursuant to Section 20 hereof. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 17 of this Master Agreement.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

16. ANNUAL TECHNICAL AUDIT. CSG and Customer shall annually designate and split the costs of a third party (the "Auditor") with significant knowledge and background in the customer care and billing industry for wireline video subscribers (the "Industry") to conduct a technical audit of the Products and Services provided by CSG under this Master Agreement (the "Audit"). The Auditor shall issue a report as to whether such Products and Services, taken as a whole, do not include features and functionalities that have become standard in the Industry (the "Innovations"). The Auditor will conduct said Audit and issue its report simultaneously to the parties within 45 days of the parties' request for the Audit. Customer may request that CSG incorporate such Innovations into its Products and Services pursuant to a Statement of Work (as contemplated under Schedule B). For Audits conducted up to and including the fourth anniversary of
----------
this Master Agreement, CSG shall have until the fifth anniversary of this Agreement, or such other time period mutually agreeable to the parties, to incorporate such Innovation recommended by the Auditor, in accordance with the terms and conditions contained in the applicable Statement of Work. For Audits conducted after the fifth anniversary of this Master Agreement up to and including the ninth anniversary of this Agreement, CSG shall have until the tenth anniversary of this Agreement, or such other time period mutually agreeable to the parties, to incorporate such Innovation recommended by the Auditor, in accordance with the terms and conditions contained in the applicable Statement of Work. Notwithstanding the foregoing, CSG will use commercially reasonable efforts to incorporate such Innovations in a shorter period of time. In the event that CSG fails to incorporate such Innovations within the applicable schedule set forth in this Section, then CSG shall release Customer from the exclusivity requirements contained in this Master Agreement, but only to the extent necessary for Customer to obtain such Innovation from a third party, but only if such third party is able to provide such Innovations on commercially reasonable terms and conditions and subject to the deadlines imposed upon CSG under this Section. In such event, CSG will provide Customer with reasonable assistance in connection with the incorporation of such Innovation obtained from said third party. Should CSG's failure to incorporate the Innovations under the terms and conditions of this Section cause the value to Customer of the Products and Services specified in Section 31, taken as a whole, to be substantially and materially reduced in a manner that substantially frustrates the business purpose of this Master Agreement or has a material adverse affect on Customer's business as a whole, then Customer may terminate this Agreement immediately upon notice to CSG, subject to the escalation provisions of Section 34(a).

17. TERMINATION. This Master Agreement or any one or more of the Schedules attached hereto may be terminated for cause as follows:

(a) If either party materially or repeatedly defaults in the performance of their respective material obligations hereunder, except for Customer's obligation to pay fees, and fails either to substantially cure such default within thirty (30) days after receiving written notice specifying the default or, for those defaults which cannot reasonably be cured within thirty (30) days, fails to promptly commence curing such default and thereafter fails to proceed with all due diligence to substantially cure such default, then the party not in default may, by giving at least ninety 90 days written notice to the defaulting party, terminate this Master Agreement or any one or more of its Schedules.

(b) If Customer fails to pay when due any amounts not disputed in good faith owed hereunder, then CSG may, after giving sixty (60) business days' written notice thereof to Customer, terminate this Master Agreement or at CSG's option, CSG may terminate any one or more of the Schedules attached hereto.

(c) In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Master Agreement as of the date specified in such notice of termination.

(d) At the fifth and tenth year anniversary of this Agreement, in the event that CSG has materially or repeatedly failed to substantially comply with its material obligations hereunder taken as a whole, then, subject to the escalation provisions of Section 34(a), the Customer may terminate this Master Agreement immediately upon notice to CSG, without further obligation or liability, except for matters that relate to events or actions that occurred prior to said termination.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(e) Upon the termination of the Master Agreement or any one or more of the Schedules attached hereto, for any reason, all rights granted to Customer under this Master Agreement or the terminated Schedule(s) will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer's other computer systems, storage media and other files; (ii) destroy the Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all fees that are due and not reasonably disputed, pursuant to this Master Agreement, including, without limitation, the aggregate Minimum fees otherwise due and payable by Customer pursuant to the terms of this Master Agreement, unless CSG terminates this Master Agreement other than as the result of Customer's breach thereof or Customer terminates this Master Agreement for a material uncured breach by CSG. Notwithstanding the foregoing, if only one or more of the Schedules are terminated, Customer must comply with the requirements of this paragraph only with respect to the specific Products set forth in the terminated Schedule(s).

18. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Master Agreement or termination of Schedule A by either party for any reason,
                                   ----------
CSG will provide Customer, reasonable termination assistance for up to ninety
(90) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG's then standard published rates provided to CSG's sales force unless CSG has materially defaulted under the terms of this Master Agreement in which case the termination assistance will be provided to Customer at no charge. If this Master Agreement expires or is terminated earlier by CSG in accordance with the terms of this Master Agreement, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG's obligation to provide termination assistance to Customer during that month, an amount equal to CSG's reasonable estimate of the total amount payable to CSG for such termination assistance for that month. In the event of a conflict between this Section and Section 4 of Schedule A, then
                                                               ----------
Section 4 of Schedule A shall govern.
             ----------


19.  CONFIDENTIALITY.

(a)  Definition.  Customer and CSG will provide to each other or will come into
     ----------
possession information relating to each other's business, CSG's Products and Services and the Incorporated Third Party Software which is considered confidential (the "Confidential Information"). Customer acknowledges that confidentiality restrictions are imposed by CSG's licensors or vendors. Confidential Information shall include, without limitation, all of Customer's and CSG's trade secrets, and all know-how, design, invention, plan or process and Customer's data and information relating to Customer's and CSG's respective business operations, services, products, research and development, CSG's vendors' or licensors' information and products, and all other information that is marked "confidential" or "proprietary" prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b)  Restrictions.  Each party shall use its reasonable best efforts to maintain
     ------------
the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, except as to those that have executed a non-disclosure agreement reasonably acceptable to CSG, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Master Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Customer and CSG will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)  Disclosure.  Neither party shall have any obligation to maintain the
     ----------
confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party;
(ii) is independently developed by the receiving party; (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction, (iv) was already known to Customer or CSG on a non-confidential basis, as evidenced by the recipient's records, prior to the disclosure to the other; or (v) is at any time furnished to a third party by either party without restrictions on the third party's right to disclose. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)  Limited Access.  Each party shall limit the use and access of Confidential
     --------------
Information to such party's bona fide employees or agents, or consultants (who have executed a non-disclosure agreement reasonably acceptable to CSG), including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Master Agreement. If requested, receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

20. SURVIVAL. Termination of this Master Agreement shall not impair either party's then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Master Agreement to the contrary, the terms and conditions of Sections 3, 7, 8, 9, 10, 12, 13, 14, 15, 17, 18, 19, 20, 21, 22, 24, 28, 30, 33(b) and 34 shall survive the termination or expiration of this Master Agreement. With respect to licenses granted to Customer pursuant to any Schedule to this Master Agreement, the following Sections of the Master Agreement shall survive for the term of such licenses: 7, 8, 9, 10, 12, 13, 14, 17, 19, 22, 28, 33(b) and 34.

21. NATURE OF RELATIONSHIP. CSG, in furnishing Services and licensing Products to Customer hereunder, is acting only as an independent contractor. CSG does not undertake by this Master Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Master Agreement shall be deemed to constitute a partnership, joint venture, or joint employer between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

22. OWNERSHIP. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the "Deliverables" as defined under Schedule B, the Incorporated Third Party
                                ----------
Software and other third party software (collectively the "Software Products") are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG's or its licensor's proprietary rights or acquire any right in the Software Products, except the limited use rights specified in the Schedules to this Master Agreement Except as otherwise explicitly set forth in writing between CSG and Customer, CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will obtain, at CSG's request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG's or its licensor's name.

23. RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at DFARS
227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c) CSG Systems, Inc., 2525 North 117th Street, Omaha, Nebraska 68164.

24.  INSPECTION.

(a) CSG.  During the term of this Master Agreement and for twelve (12) months
    ---
after its termination or expiration for any reason, CSG, Customer or their representative may, upon prior notice to the other party, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this Master Agreement. While conducting such inspection, CSG, Customer or their representative will be entitled to copy any item that Customer may possess in violation of this Master Agreement; provided, however, if there is a disparagement as to whether there is a violation, or if such items as subject to third party rights or otherwise confidential, Customer will segregate them pending a resolution of the issue.
(b) Customer.  During the term of this Master Agreement and for a period of
    --------
twelve (12) months after its termination or expiration for any reason, Customer may, upon no less than thirty (30) days prior notice to CSG and during CSG's normal business hours, conduct an audit of CSG's records regarding Reimbursable Expenses and hourly charges. Such audit shall

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES be at Customer's expense and conducted by an independent third party auditor reasonably acceptable to CSG (the "Auditor") and at all times such Auditor shall be accompanied by CSG personnel. During such audit, the Auditor shall comply with and abide by all CSG workplace and security requirements. In the event that such audit reveals that CSG has overreported such costs and charges by more than five percent (5%) or one hundred thousand dollars ($100,000), whichever is greater, then CSG will reimburse Customer for the cost of such audit in addition to the amounts owed as revealed by such audit. Customer may exercise such audit right no more frequently than once per quarter.

25. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Master Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials.

26. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Master Agreement or any of its rights or obligations hereunder without the other party's prior approval, which approval will not be unreasonably withheld or delayed. Any attempt to do so without such approval will be void. Customer may assign this Master Agreement, upon notice to CSG, to an entity controlling, controlled by or under common control with Customer, and CSG hereby consents to such assignment in advance.

27. NOTICES. Any notice or approval required or permitted under this Master Agreement will be given in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

     If to Customer:                                       If to CSG:
     TCI Cable Management Corporation                      CSG Systems, Inc.
     5619 DTC Parkway                                      7887 East Belleview, suite 880
     Englewood, Colorado 80111-3000                        Englewood, CO  80111
     Tel: Fax:  (303)488-3217                              Tel:  (303) 796-3955 Fax: (303) 796-2881
     Attn.:  President, with a copy to General Counsel     Attn.:  President, with a copy to General Counsel

28.  SOURCE CODE AVAILABILITY AND SOURCE CODE ESCROW.

(a) Upon the request of Customer, at CSG's sole cost and expense, CSG will add Customer as a beneficiary to CSG's Master Preferred Source Code Escrow Agreement ("Source Code Agreement") with the third party escrow agent Data Securities
International, Inc. ("DSI").   If Customer is added as a beneficiary of the
Source Code Agreement, in the event that CSG (i) files for protection under Chapter 7 of the bankruptcy laws of the United States of America or takes other steps to liquidate its assets for the purpose of discontinuing its business,
(ii) ceases to provide maintenance and support for a Product unless a third party agrees to provide maintenance and support that is substantially equal to or better than the obligations set forth herein or (iii) this Master Agreement is terminated by Customer pursuant to the terms of Section 17; then, CSG agrees to furnish to Customer a copy of all source code, Documentation and related materials required to maintain, modify or correct the most current version of the Software for the CCS Products provided to Customer. Should Customer's use of the Software source code materials involve the practice of any invention covered by a patent, CSG shall not assert such patent against Customer.

(b) Customer shall use such released source code and documentation only for maintenance of the Software for the CCS Products by Customer or a third party providing such maintenance for Customer.

(c)  Upon request, CSG will provide Customer a copy of the Source Code
Agreement.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

29. MOST FAVORED NATIONS. The charges and fees under this Master Agreement will be comparable to the charges and fees charged by CSG to other customers of like size and similar circumstances, who are subject to similar contract terms and conditions ("Similarly Situated Customers"). If CSG should enter into an agreement with a Similarly Situated Customer providing more favorable charges and fees for the same Products and Services, including those provided pursuant to a Statement of Work, this Master Agreement shall be deemed to provide the same terms and conditions to Customer as of the effective date of such third party agreement(s).

30. MINIMUM FEES. During the term of the Master Agreement, each month Customer shall be responsible for paying CSG the greater of the actual fees incurred during such month or the minimum amount of processing fees per month for CCS Services for wireline video, Internet and wireline telephony set forth in Schedule D (collectively, the "Minimum"). For the purposes of calculating the
----------
Minimum under this Section 30, CSG shall credit the applicable Minimum by the amount of processing fees for each of the CCS Services for wireline video, Internet and wireline telephony contained on each subscriber account. CSG agrees to credit the Minimum for the CCS Services for wireline video by the amount of processing fees for the subscribers who utilized the CCS Services for wireline video under the Billing Agreement as of the termination date of the Billing Agreement ("Billing Agreement Subscribers"). If, after the Effective Date of this Master Agreement, Customer (i) sells or otherwise divests a System Site, and such System Site thereafter agrees to be bound by the terms of this Master Agreement or (ii) Customer acquires a subsidiary or Affiliate, and such subsidiary or Affiliate agrees to be bound by the terms of this Master Agreement, then CSG agrees to credit the applicable Minimum by the amount of processing fees for the subscribers associated with such subsidiary or Affiliate. Additionally, if, after the Effective Date, a System Site in which Customer owns at least 20% through equity ownership or contribution of assets (the "Partner") agrees to be bound by the terms of this Master Agreement prior to December 31, 1998, then CSG agrees to credit the applicable Minimum by the amount of processing fees for the subscribers associated with such Partner. Notwithstanding the foregoing, CSG shall not credit the Minimum for any System Site of any, subsidiary, Affiliate or Partner that obtained CCS Services for wireline video, Internet or wireline telephony services from CSG prior to their acquisition or divestiture by Customer, and who are brought under this Master Agreement, by the amount of processing fees for more than one million one hundred thousand (1,100,000) subscribers during the term of this Master Agreement; provided, however, that CSG shall credit the Minimum for the CCS Services for wireline video for the Billing Agreement Subscribers. Further, the parties have mutually agreed upon the fees for the Products and Services to be provided hereunder based upon certain assumed volumes of processing activity, and the length of the term of the Master Agreement. Customer acknowledges and agrees that, without the certainty of revenue promised by the commitments set forth in this Master Agreement, CSG would have been unwilling to provide the Products and Services at the fees set forth in the Master Agreement nor would it have entered into the Purchase Agreement.

31. EXCLUSIVITY. Subject to Section 7(e), Customer agrees that CSG shall be Customer's (which, for the purposes of this Section 31, includes any entity that controls Customer or that is controlled by Customer or in common control with Customer or its Affiliates) sole and exclusive provider of Products and Services related to Customer's offerings of wireline video, all Internet/high speed data services, residential wireline telephony services, and print and mail services. With respect to the exclusivity of residential wireline telephony services, the entity must be majority owned and managed by Customer. With respect to all other Products and Services that are not connected to or required to be used in conjunction with the CCS Services and which are otherwise offered to Customer by CSG under the terms of this Master Agreement, (collectively, the "Ancillary Services"), CSG shall be a preferred provider of Customer. Customer will use reasonable efforts to use, and cause its subsidiaries, Affiliates and Partners to use, the Ancillary Services, subject to mutually agreeable terms and conditions.

32. INSURANCE. CSG will be solely responsible for obtaining and maintaining appropriate insurance coverage for its activities under this Master Agreement as reasonably requested by Customer, including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

33.  MISCELLANEOUS.

(a) Notice.  All notices or approvals required or permitted under this Master
    ------
Agreement must be given in writing. Any waiver or modification of this Master Agreement will not be effective unless executed in writing and signed by CSG. This Master Agreement will bind Customer's and CSG's successors-in-interest.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(b)  Choice of Law.  This Master Agreement will be governed by and interpreted
     -------------
in accordance with the laws of Colorado, USA, to the exclusion of its conflict of laws provisions.

(c)  Severability.  If any provision of this Master Agreement is held to be
     ------------
unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Master Agreement.

(d)  Entire Agreement.  This Master Agreement, together with the Schedules,
     ----------------
Exhibits and attachments hereto which are hereby incorporated into this Master Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings, including the proposals of the parties.

(e)  Waiver.  Except as contemplated under Section 41, the waiver by either
     ------
party of a breach or violation of, or failure of either party to enforce, any provision of this Master Agreement shall not operate or be construed as a waiver of any subsequent breach or violation or relinquishment of any rights hereunder.

34.  DISPUTE RESOLUTION

(a)  Escalation.  In the event of any dispute between the parties (i) arising
     ----------
under Section 17(d), or (ii) not resolved through the monthly meetings contemplated under Section 37, the parties will promptly schedule a meeting of the Chief Executive Officers or other senior management officers of the parties to resolve their dispute. Such meeting shall establish a negotiation schedule of not less than thirty (30) days for the resolution of such dispute.

(b)  Arbitration.  Any controversy or claim arising out of or relating to this
     -----------
Master Agreement or the existence, validity, breach or termination thereof, whether during or after its term and not resolved pursuant to Section 34(a), will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as modified or supplemented under this Section.

(b)  Proceeding.  To initiate arbitration, either party will file the
     ----------
appropriate notice at the Regional Office of the AAA in Denver, Colorado. The arbitration proceeding will take place in Denver, Colorado. The parties will in good faith agree on a sole arbitrator. If the parties are unable to agree on an arbitrator, the arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The parties expressly agree that the arbitrators will be empowered to, at either party's request, grant injunctive relief.

(c)  Award.  The arbitral award will be the exclusive remedy of the parties for
     -----
all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deduction or offset and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

(d)  Legal Actions.  Nothing in this Section will prevent either party from
     -------------
seeking interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section will prevent CSG from filing any debt collection action against Customer in the local courts.


35. RELEASE AND TERMINATION OF 1992 SUBSCRIBER BILLING SERVICE AGREEMENT. Except for obligations that explicitly survive pursuant to the terms thereof, Customer and CSG hereby release and discharge each other from any and all liabilities, claims, costs or expenses arising under or by virtue of the Subscriber Billing Services Agreement dated April 29, 1992 and any related or subsequent agreements and amendments (the "Billing Agreement") which Billing Agreement hereby is terminated and discharged. All amounts heretofore paid pursuant to the Billing Agreement shall be retained by the recipient, and neither Customer nor CSG shall be required to make any further payments or credits under the Billing Agreement, except those that have accrued through the Effective Date of this Agreement, or accrue through the result of passage of time, provided, however, the provision of this Section 35 shall not apply to any losses, claims, liabilities, loss, cost, damage or expense (including reasonably attorney fees) relating to (i)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

CSG's obligations or liabilities under the Billing Agreement that relate to any liability, loss, cost, damage or expense (including reasonable attorneys' fees) to Customer for infringement upon any right, trademark, tradename, copyright, patent, trade secret or other intellectual property right; (ii) final judgment or awards entered against Customer or CSG that arise from matters instituted or initiated by third parties because of Customer's or CSG's non-performance or breach of the Billing Agreement or (iii) CSG's obligations or liabilities under the Billing Agreement relating to insurance required of it to be procured or carried.

36. ENHANCEMENTS AND UPDATES. CSG shall use best efforts to provide Customer Bulletins for Enhancements and Updates to ACSR and CSG Vantage (as defined in Schedule C) and Updates to the CCS Services (as defined in Schedule A) twenty
----------                                                 ----------
(20) days prior to the implementation date of such Enhancements and Updates but in no event less than fourteen (14) days prior to such implementation date. If CSG is unable to provide Customer Bulletins within the time frames set forth above, CSG and Customer shall conduct a meeting via teleconference as soon as reasonably possible prior to the implementation date to discuss the nature of the Enhancements and Updates. The parties will mutually determine the CSG personnel and the Customer personnel that shall attend such meetings. CSG agrees to implement Enhancements and Updates for ACSR and CSG Vantage and Updates for the CCS Services under a quarterly release schedule. However, the parties agree that CSG may need to implement Enhancements and Updates more frequently due to requests from Customer, regulatory needs of Customer or CSG's other customers, and modifications that need to be made to ACSR, CSG Vantage or the CCS Services to fix a bug or error. CSG agrees to assume all responsibility for implementing Enhancements and Updates for ACSR and CSG Vantage and Updates for the CCS Services; provided, however, that,(i) if a System Site is utilizing ACSR or CSG Vantage, CSG shall not be responsible for the successful implementation of Enhancements and Updates for such Products or the CCS Services if Customer is not utilizing ACSR or CSG Vantage with the Designated Environment and (ii) CSG may, from time to time, at no cost to Customer, require Customer's reasonable assistance with the implementation of such Enhancements and Updates.

37. MONTHLY MEETINGS. CSG and Customer shall conduct monthly meetings via teleconference to discuss all pending Statements of Work and all other issues that have arisen since the prior monthly meeting. The parties will mutually determine the CSG personnel and the Customer personnel that shall attend each meeting.

38. INCIDENT REPORTS. CSG and Customer will jointly develop a formal process for reporting and tracking software problems ("Incident Reports"), and the reporting of them to Customer on no less than a monthly basis, or as otherwise reasonably requested by Customer. The process will in no event be less than that proposed by CSG in Attachment 3 to the July 24, 1997, Response to Operational Service Requirements, which Attachment is hereby incorporated by reference.

39.  CONTRACT ADMINISTRATOR.

(a)  Appointment of a Contract Administrator.  For the purposes of the exercise
     ---------------------------------------
of any discretion, right or obligation of or under this Agreement, Customer and CSG shall each designate a single contract administrator. The initial contract administrator for each party shall be as follows:

CSG:      Kris Schaff
          2525 N. 117th Ave.
          Omaha, NE  68164
          Tel: (402) 431-7020
          Fax: (402) 431-7226

Customer: Ann Montgomery
          4700 S. Syracuse Street
          10th Floor
          Denver, CO 80237
          Tel: (303) 267-4230
          Fax: (303) 267-4267

Each party may change its contract administrator by giving ten (10) business days notice to the other party. Customer and CSG shall cause their respective contract administrators to be reasonably available for consultation in connection

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES with this Master Agreement. Neither Customer nor CSG shall exercise any direct control or supervision over employees or agents of the other party.

(b)  Appointment of Technical Coordinators.  For the purposes of supervising the
     -------------------------------------
technical requirements under this Master Agreement relating to the Products and Services provided hereunder, Customer and CSG shall each designate a full time employee as a technical coordinator. The initial technical coordinator for each party shall be as follows:

CSG:    Director of National Accounts
        2525 N. 117th Ave.
        Omaha, NE 68164
        Tel: (402) 431-
        Fax: (402) 431-

Customer:

        Clark Parr
        5619 DTC Pkwy.
        Englewood, CO 80111
        Tel: (303) 267-550_
        Fax: (303) __________

Each party may change its technical coordinator by giving ten (10) business days notice to the other party.


40. DISASTER RECOVERY. The disaster recovery plan for the mainframe in Denver, Colorado is set forth in Attachment 1 attached hereto. The disaster recovery plan for CSG's production facility in Omaha, Nebraska is set forth in Attachment 2 attached hereto.

41. SERVICE LEVELS. CSG agrees to provide Customer with the service levels for the Services set forth in Attachment 3 (the "Performance Standards"). Customer will review CSG's service levels annually within thirty (30) days of each anniversary of this Agreement. Within thirty (30) days of each such annual review, Customer shall disclose to CSG in writing (i) all instances in which Customer knows or should have known, without independent inquiry, that CSG has failed to meet the applicable Performance Standard (the "Performance Default") and (ii) for each Performance Default in which no monetary penalty is specified in the Performance Standards, all instances that Customer knows or should have known, without independent inquiry, that CSG has failed to correct the Performance Default within the cure period specified in the applicable Performance Standard. Any obligation of CSG contained in the Performance Standards that Customer knows or should have known, without independent inquiry, and not reported by Customer as provided hereunder shall be deemed accepted by Customer. For any Performance Default indicated on Attachment 3 providing for the Performance Default to be noted without monetary penalty, to the extent such are instances are known or should have been known to Customer, without independent inquiry, Customer will raise at the monthly meeting contemplated under Section 37, and may take such Performance Default into account by Customer in exercising its termination rights pursuant to Section 17(d).

42. ACCEPTANCE TESTING. CSG will make available to Customer at least two (2) methods of testing and accepting Enhancements and Updates to ACSR and Updates to the CCS Services. The first method will provide a test prior to implementation whereby Customer would be afforded access to a test region on the mainframe to enter transactions and review output. CSG will, at no cost to Customer and no later than March 31, 1998, provide Customer with a designated test region to be used solely by Customer. In the event that material defects are found, the code will be corrected prior to implementing the code into the production environment. Secondly, for features that are parameter driven, Customer may choose to turn such features on in one or two more System Sites, or within the Customer production test system to beta test the feature and ensure it meets the quality standards required by the Master Agreement. If defects are uncovered, CSG will repair such defects and provide any recovery services. Once testing is complete, functionality may then be made available to all Customer System Sites; provided, however, that subject to Attachment 3, CSG may implement Enhancements and Updates to ACSR and Updates to the CCS Services prior to the completion of testing if CSG needs to implement such Enhancements and Updates for all of its customers. If System Site testing is not possible, CSG and Customer will participate in a conference call pursuant to Section 37.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

43. ELECTRONIC EXCHANGE OF DATA. CSG will provide data electronically via the current methods supported for the fees as outlined in this Master Agreement. Should Customer require an additional method not currently supported by CSG, Customer will use the Statement Of Work process outlined in this Master Agreement to request this additional method.

44. PAY PER VIEW LIABILITY. Notwithstanding anything to the contrary in this Master Agreement and except for claims, damages, losses or expenses incurred by Customer relating to Infringement Actions, CSG's total liability for any and all claims, damages, losses or expenses incurred by Customer solely because of CSG's processing of pay per view information shall be One Million Dollars ($1,000,000) per day in the aggregate. CSG and Customer agree to obtain insurance in form and amounts reasonably sufficient to cover Customer's damages and losses arising from breach of its obligations with respect to the pay per view services offered under this Master Agreement, including loss of revenue, if such can be obtained on commercially reasonable terms and conditions. CSG and Customer shall equally share and be responsible for the cost of such insurance. CSG's liability under this Section shall be expressly limited to those amounts that are actually insured pursuant to any applicable CSG policy(ies). If applicable insurance cannot be procured with terms, conditions and prices mutually satisfactory to Customer and CSG (such agreement and consent thereto not to be unreasonably withheld by either party), then the parties agree that CSG's sole liability and Customer's sole remedy for processing pay per view events shall be governed by Attachment 3 to this Master Agreement.

45. PERFORMANCE GUARANTEE BY CUSTOMER. Subject to the approval by Customer's Board of Directors, TCI Communications, Inc., or a substitute guarantor reasonably acceptable to CSG, shall guarantee the performance of Customer of its obligations and agreements under this Master Agreement.

     THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.
IN WITNESS WHEREOF, the parties have executed this Master Agreement the day and year first above written.

CSG SYSTEMS, INC.                            TCI CABLE MANAGEMENT CORPORATION
("CSG")                                      ("CUSTOMER")

BY:    /S/ JOHN P. POGGE                     BY:     /S/ GARY K. BRACKEN
       -------------------------                     ---------------------------

NAME:  JOHN P. POGGE                         NAME:   GARY K. BACKEN
       -------------------------                     ---------------------------

Title: EXECUTIVE VICE PRESIDENT              TITLE:  SENIOR VICE PRESIDENT
       -------------------------                     ---------------------------


TCI Communications, Inc. hereby guarantees the performance of Customer and its obligations and agreements under this Master Agreement.

BY:    /S/ GARY K. BRACKEN
       -------------------------

Name:  GARY K. BRACKEN
       -------------------------

Title: SENIOR VICE PRESIDENT
       -------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  ATTACHMENT 1
                                  ------------

                    FDT DISASTER RECOVERY MANAGEMENT SUMMARY
                    ----------------------------------------

The management of First Data Corporation is committed to the implementation of a reliable contingency plan, and has authorized funding of the plan described here. This contingency plan should, in concept and as verified through yearly tests, demonstrate First Data's determination and ability to recover from any event or disaster that would incapacitate the First Data Technologies (FDT) Host Data Center for an extended period of time. FDT currently supports 5 clients:

HBO&C        - Health care billing provider
TSSG         - Mutual funds processor
TPS          - Payment processor
EFTPS        - Electronic Federal Tax Payment System
CSG Inc.     - Cable TV billing to 17MM subscribers

It is FDT's commitment to recover the Data Centers production environment within the given time for its clients. Listed below are the products which are covered in this plan with the required time to turn the systems over to each client is:

HBO&C        18 Hours       - Client base 2
TSSG         20 Hours       - Dreyfus
IPS          20 Hours       - Cash Management, MoneyGram, MoneyOrder/Official
                              Check, Utility Bill
EFTPS        20 Hours       - Entire product
CSG Inc.     16 Hours       - CCS (cable product), SMS (Prodigy), TVRO (TV
                              Receive Only)

The differences in recovery time for FDT is due to the amount of effort put into each client is different. The required tasks are outlined in a later section of this plan. After the systems are turned over to each client, they must perform their recovery tasks as it relates to forward recovery, system validation and testing. The FDT clients commitment to their clients to have the systems up and functioning is:

HBO&C        10-30 Days
TSSG         24 Hours
IPS          24 Hours
EFTPS        24 Hours
CSG Inc.     48 Hours

The FDT Host Data Center Contingency Plan for Disaster Recovery provides for the processing of client critical business workload at the Comdisco Recovery Center in North Bergen, New Jersey, using off site backup copies of critical application systems data sets. The current capacity of the Comdisco facility is sufficient for us to run the critical jobs of our clients for the first six weeks.

As soon as processing is established at Comdisco, a determination will be made as to whether additional equipment will be needed at the North Bergen site to adequately handle longer term load requirements. Extra data storage devices, tape drives, communication gear, and even central processing mainframes (CPUs) can be acquired and installed in a matter of hours or days to handle the anticipated load during a protracted remote-processing period.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  ATTACHMENT 1
                                  ------------

Operation of the Comdisco remote facility will be handled entirely by our FDT personnel. A Hotsite Restoration Team (HRT), composed of specialists in each of six functional areas, will travel to North Bergen at the earliest opportunity to set up the normal FDC Host Data Center environment. The HRT will then operate the Comdisco data center for approximately the first 24 hours and be relieved by a second wave of FDC personnel who will take over. The HRT has practiced its recovery procedures several times, and conducts "disaster recovery tests" once a year to maintain and improve its proficiency.

Experience has shown that using Comdisco for a backup facility is an economical, clean, and easily managed solution that eliminates conflict of interest situations. Our experience with them to date has been very satisfactory, and they continue to increase their capacity to handle our large data processing requirements.

Listed below is a summary of actions which the details are contained in FDC's plan:

- Operations Manager contacts the Executive Vice President of Data Center Operations that a potential disaster has occurred

-   The EVP will contact all direct reports and the Disaster Recovery
    Coordinator

-   The team will perform a damage assessment and report a recommendation

- If the recommendation is to declare a disaster, the EVP must contact the Executive Vice President of FDC for approval

-   Declare disaster by contacting the hotsite and offsite vendors

-   Notify and mobilize teams to appropriate locations

-   Ship all required documentation and system tapes to the hotsite

-   Reload system at hotsite by restoring system software and customer data

- Activate backup Telecommunications lines and make necessary hardware/software connections

-   Activate CICS/DB2/IDMS regions and perform required operational functions

- Notify clients that the production environment is available for processing

-   If necessary, prepare to utilize coldsite if outage is greater than 6 weeks

-   Order, install, and test hardware at coldsite

-   Migrate Data Center to coldsite

- Rebuild Denver Data Center by ordering, installing, and testing hardware at the Denver location

-   Migrate Data Center to Denver location

-   Write Management summary

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  ATTACHMENT 2
                                  ------------

CONTINGENCY BACKUP PLAN
-----------------------

Executive Summary Plan. CSG Systems has developed a Contingency Backup Plan with
First Data Resources (FDR) in Omaha, NE.   In the event of a disaster to CSG's
production facility, CSG will contact FDR Customer Support Center for declaration. They will, in turn, notify FDR's Card Product Services Group
(CPSG) - Output Services facility.   Output  Services will be ready to
accommodate CSG Systems within 24 hours after CSG has supplied contractual
verbal and written notification.   CSG will notify vendors to obtain forms and
materials for transport to FDR's Output Services facility.

CSG Systems is a customer of First Data Technologies (FDT) Data Center in
Denver.  FDT Denver transmits CSG's statement data to Omaha for printing.   In
the event of a disaster FDT Denver will transfer CSG's statement information to tape and coordinate delivery of those tapes to another First Data Technologies data center in Omaha. The tapes are loaded to the mainframe and spooled to FDR Output Services facility.

FDR Output Services will use all available CSG customized statement forms. CSG may elect to use the generic forms, as necessary. During a disaster mode CSG will be inserting a generic remit envelope only into the statements, no bill stuffers or inserts. FDR Output Services will complete processing of statements for CSG Systems within 7 calendar days from date of receipt.

CSG will notify clients 24 hours after FDR Output Services has been notified.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT 2
                                 ------------

DISASTER RECOVERY OUTLINE
-------------------------

Declaration:

        * In the event of a disaster, CSG SYSTEMS will contact the First Data Resources (FDR) Customer Support Center to declare. The Customer Support Center will then notify First Data Technologies (FDT).

        * CSG SYSTEMS will be totally responsible for vendor notification - obtaining forms and materials from their vendors and having them transported to the FDR facility.

        * CSG SYSTEMS and FDR will meet to formulate the timeframes. FDT must be ready to accommodate CSG SYSTEMS no more than 24 hours after CSG SYSTEMS has supplied verbal and written notification.

        * All statements processed through the FDR facilities will be printed, inserted, and mailed within 7 days.

        * CSG will communicate to all customers that a disaster has been declared and we are operating under our disaster recovery plan.

Telecom:

        * CSG SYSTEMS  processes through FDT in Denver.

        * Upon disaster declaration, FDT Denver will put CSG Systems' statement information to tape and coordinate delivery of those tapes to FDT Omaha where they will be loaded onto the mainframe.

        * All jobs will be spooled to the FDR Mail Facility. FDR has three Mail Facilities in Omaha and work will be distributed by FDR to the appropriate location.

Print Services:

        * CSG SYSTEMS will attempt to use all available custom forms, however, we may elect to use plain white forms and/or forms without logos.

        * Jobs will be on-line at the FDR Mail Facilities.

        * CSG SYSTEMS is currently running on IBM 3800 simplex, IBM 3900 duplex printers.

Mail Verification Preparation Services (MVP):

        * Quality checks will be performed, looking for any flaws in statement presentation.

        * A Quality Control checklist will be used for job tracking.

        * CSG SYSTEMS will be responsible for special handling needs -processing holds, etc. FDR will make available space in their MVP department for processing these special handling products - work tables, regular office items, etc.

Inserting Services:

        * Selective inserting will not be used.

        * Inserts will not be used.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT 2
                                 ------------


Zip Sorting:

        *  All processed mail pieces will be zip sorted.

        * FDR will provide CSG SYSTEMS and FDR Billing department a volume of work processed each day.

        * CSG SYSTEMS is wholly responsible for meeting the weight requirements set forth by the USPS.

Production Services:

        *  Will perform job reconciliation and postage payment functions.

        * Since there is no reprint capability form FDR location, FDR will need to provide a list of account numbers or damaged statements to CSG SYSTEMS for regeneration. CSG SYSTEMS will enter the information into their own system and reprint account information will be generated in tape form and forwarded to FDT- Omaha for loading onto the mainframe and spooling to printers. FDR will have 7 working days from the date of receipt to process these accounts.

Production Control:

        * CSG SYSTEMS will have access to workspace, telephones, and fax machine to assist in the processing of special handling products.

Warehousing:

All incoming, receiving, and warehousing functions will be performed by existing FDR employees utilizing existing equipment (forklifts, etc.).

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

                                 ATTACHMENT 3

                   CUSTOMER/CSG PERFORMANCE STANDARDS MATRIX
                   -----------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
STANDARD                 PERFORMANCE
DESCRIPTION              STANDARD           ASSUMPTIONS        NOTES                   CURE PROCESS           PENALTY
------------------------------------------------------------------------------------------------------------------------------------
CCS Host System          Monthly average                       Excludes nightly,       If CSG fails to meet   If after 60 day notice
Availability             of (***)% of the                      monthly and quarterly   performance            and opportunity to
                         scheduled uptime,                     scheduled downtime.     standard, Customer     cure is given, and
                         which includes                        CSG will use            will provide CSG with  performance standard
                         PPV subsystem.                        reasonable best         written notice of such is not then met,
                                                               efforts to increase the non-performance and    repeated
                                                               monthly average to      a 60 day period to     nonperformance will
                                                               (***)%.                 cure.                  be noted.
------------------------------------------------------------------------------------------------------------------------------------
CCS Host System          Monthly average    Customer will      Excludes nightly,       If CSG fails to meet   CSG will give
Availability-High        of (***)% of the   pay an             monthly and quarterly   performance            Customer credit for
Availability Option      scheduled uptime   incremental        scheduled downtime      standard, Customer     the incremental $(***)
                         for the CICS       $(**)/sub/month,                           will provide CSG with  per subscriber fee for
                         system, plus       (***) million sub                          written notice of such (*******) during the
                         (***)% uptime for  minimum.                                   non-performance and    (*******) period
                         the PPV            Customer must                              a 30 day period to     described above that
                         subsystem          decide by (*****)                          cure. Such cure may    CSG fails to meet the
                                            for                                        be exercised no more   performance standard
                                            implementation                             frequently than (****) after the 30 day cure
                                            by 2/98. This                              per year without       period.
                                            pricing expires                            penalty.
                                            (******).
------------------------------------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                           "Confidential Treatment Requested
                                           and the Redacted Material has been
                                           separately filed with the Commission"

                                 ATTACHMENT 3

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE          PERFORMANCE           ASSUMPTIONS       NOTES                    CURE PROCESS             PENALTY
STANDARD             STANDARD
DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
CCS System           CSG will reduce to                       CSG will make best       If CSG fails to meet     If after 60 day
Nightly Scheduled    a monthly average                        efforts to reduce this   performance              notice
Downtime             of (***) minutes a                       to under (***) minutes   standard, Customer       and opportunity to
                     day by (******) and                      by (*******).            will provide CSG with    cure is given,
                     to a monthly                                                      written notice of such   performance standard
                     average of (***)                                                  non-performance and      is not then met,
                     minutes a day by                                                  a 60 day period to       repeated
                     (*******).                                                        cure.                    nonperformance will
                                                                                                                be noted.
-----------------------------------------------------------------------------------------------------------------------------------
CCS Conversion       Available by          (***) current      PPV/Adjustments/Pay      If CSG fails to meet     Nonperformance will
Backlog              (***************)     Customer           ments will be            performance              be noted,and
Automation           monthend              conversion         completed by (****)      standard, Customer       (***********
                     conversions (see      personnel will be  (***) monthend.          will provide CSG with    ************
                     notes).               available to work  The date for work        written notice of such   ************
                                           on project         orders will be jointly   non-performance and      **********).
                                                              determined by CSG        a 30 day period to
                                                              and TCI.                 cure.
-----------------------------------------------------------------------------------------------------------------------------------
CCS Statements       (***)% of             Customer will      To begin (******)        If CSG fails to meet     If after 30 day
Mailing              statements in mail    agree to cycle     Excludes customer        performance              notice
                     within (***) hours.   placement          requested holds and      standard, Customer       and opportunity to
                                           strategy as long   reruns.  Clock begins    will provide CSG with    cure is given,
                                           as customer        at midnight the night    written notice of such   performance standard
                                           does not receive   of cutoff.               non-performance and      is not then met,
                                           a prorate during                            a 30 day period to       repeated
                                           conversion,                                 cure.                    nonperformance will
                                           cycle spread or                                                      be noted.
                                           placement
                                           strategy.
-----------------------------------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

                                 ATTACHMENT 3

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
STANDARD                PERFORMANCE
DESCRIPTION             STANDARD             ASSUMPTIONS     NOTES                    CURE PROCESS            PENALTY
------------------------------------------------------------------------------------------------------------------------------------
CCS Batch              (***)% by (******)                    To begin (*****).        If CSG fails to meet    If after 30 day notice
Generated Work         CST Mon-Sat, by                       System has capability    performance             and opportunity to
Order Availability     (******) CST on                       to print workorders at   standard, Customer      cure is given,
                       Sunday.                               predefined times for a   will provide CSG with   performance standard
                                                             scheduled day's work.    written notice of such  is not then met,
                                                                                      non-performance and     repeated
                                                                                      a 30 day period to      nonperformance will
                                                                                      cure.                   be noted.
------------------------------------------------------------------------------------------------------------------------------------

Transaction            Monthly average       Network meets   (*******************     Response time           If after 30 day notice
Response Time          of (***) seconds or   specs for peak  ********************     methods will be         and opportunity to
(CCS, ACSR and         less, (***)% of the   hour loads      ********************     developed and           cure is given,
ACSR Telephony)        time                                  ********************     measured.               performance standard
                                                             ******)                  Complaints will be      is not then met,
                                                                                      verified by CSG and     repeated
                                                                                      Customer. If            nonperformance will
                                                                                      response time is        be noted.
                                                                                      exceeded,
                                                                                      nonperformance will
                                                                                      be noted, and CSG
                                                                                      will use reasonable
                                                                                      best efforts to cure
                                                                                      within (************
                                                                                      ********************
                                                                                      *******************).
------------------------------------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

                                 ATTACHMENT 3


PERFORMANCE          PERFORMANCE          ASSUMPTIONS          NOTES                 CURE PROCESS              PENALTY
STANDARD             STANDARD
DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Conversion           (***)% of the time   No spec          To begin with            If CSG fails to meet     If after 30 days notice
Downtime             less than (***)      changes (***)    (*********) monthend     performance              and opportunity to
                     hours after receipt  days prior to    conversions.  Prior to   standard, Customer       cure is given,
                     by CSG               final tapes      (*********) monthend     will provide CSG with    performance standard
                                                           conversions, CSG will    written notice of such   is not then met,
                                                           deliver (***)% within    non-performance and      repeated
                                                           (****)  days. CSG will   a 30 day period to       nonperformance will
                                                           use reasonable best      cure.                    result in a (**********
                                                           efforts to meet the                               ***********************
                                                           performance standard                              ***********************
                                                           before (***********)                              ***********************
                                                           monthend.                                         ***********************
                                                                                                             *********************).

------------------------------------------------------------------------------------------------------------------------------------
CCS Conversion       (***)% of the data   Excludes agreed                           If conversion does not    CSG will (************
Balancing            that is reported is  upon exceptions                           balance to agreed         **********************
                     balanced/                                                      upon exceptions,          **********************
                     reconciled to                                                  (*********************    *********************)
                     source system                                                  **********************
                     data.                                                          **********************
                                                                                    ********************).
------------------------------------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

                                 ATTACHMENT 3

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE         PERFORMANCE           ASSUMPTIONS       NOTES                  CURE PROCESS              PENALTY
STANDARD            STANDARD
DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Inbound calls to    A Monthly                                                      If CSG fails to meet      Customer will work
PSC                 average of (***)%                                              performance standard,     with CSG until
                    answered within                                                Customer will provide     performance
                    average of (***)                                               CSG with written notice   standards are met. If
                    seconds.                                                       of such non-performance   standards are not met
                    Voicemail calls                                                and a 30 day period to    more than (***) times
                    returned within a                                              cure.                     per year
                    monthly average                                                                          nonperformance will
                    of(***) minutes                                                                          be noted. If standards
                    (***)% of the time.                                                                      are not met more than
                                                                                                             (***) times per year in
                                                                                                             (***) consecutive
                                                                                                             years, repeated
                                                                                                             nonperformance will
                                                                                                             be noted.
------------------------------------------------------------------------------------------------------------------------------------
Statements of       1. (***)%             1. SOW must be    1.  Response includes  1. If Statement of        1. If an extension is
Work                responded to          executed within   development cost,      Work request is not       not acceptable to
                    within (***)          (***) days to     estimated ongoing      processed in              Customer,
                    business days,        retain            cost and estimated     accordance with the       nonperformance will
                    (***)% within (***)   implementation    (*****************)    performance               be noted.
                    business days,        date. Statements  implementation.        standard, CSG will
                    measured              of Work to be                            contact Customer to       2. If the completion
                    annually.             initiated through 2. NA                  determine if an           date is missed for
                                          accepted                                 extension is              more than (***)
                    2. Completing         channels and                             acceptable to             executed Statements
                    executed              defined process.                         Customer.                 of Work per year,
                    Statement of Work                                                                        repeated
                    by completion         2. There are no                          2. If Statement of        nonperformance will
                    date set forth in     Customer                                 Work is not completed     be noted.
                    Statement of          originated scope                         pursuant to the
                    Work.                 or requirements                          completion date set
------------------------------------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."


                                 ATTACHMENT 3

------------------------------------------------------------------------------------------------------------------------------------
                                          changes during the                          forth in the executed
                                          process of                                  Statement of Work, CSG
                                          performing the                              will contact Customer
                                          Services under the                          to determine if an
                                          Statement of Work.                          extension of the
                                                                                      completion date is
                                                                                      acceptable to Customer.
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                                                   "Confidential Treatment Requested
                                                                                                  and the Redacted Material has been
                                                                                              separately filed with the Commission."

                                                           ATTACHMENT 3

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE        PERFORMANCE           ASSUMPTIONS     NOTES                      CURE PROCESS              PENALTY
STANDARD           STANDARD
DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Enhancement        Received by Customer                  CSG will make best         Based on complexity of    If documentation
documentation      within (****) days                    efforts to meet a (***)    changes in Enhancement,   is received (***)
                   of implementation                     day receipt                documentation             days for a quarterly
                   (***)% of the time                                               deliverables will be      release, Customer will
                                                                                    measured on a             have the right (if
                                                                                    (**********) basis.  If   needed) to delay the
                                                                                    documentation is not      quarterly release.
                                                                                    received within (***)
                                                                                    days, CSG will use
                                                                                    reasonable best efforts
                                                                                    to correct.  If
                                                                                    documentation is
                                                                                    received less than
                                                                                    (***) days more than
                                                                                    (***) times per year,
                                                                                    nonperformance will be
                                                                                    noted.
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
                                     DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  SCHEDULE A

                        CCS SUBSCRIBER BILLING SERVICES

1. CCS SERVICES. Subject to the terms and conditions of the Master Agreement and for the fees described in Schedule D, CSG will provide to Customer, and
                              ----------
Customer will purchase from CSG, all of Customer's requirements for the customer care and billing data processing services (including, but not limited to, field management and dispatch, and exclusive of data transport service provided by Customer's network operating center), applications and other analog and digital video services, wireline residential telephony services, high speed data/Internet services for the video, telephony, high speed data/Internet subscribers set forth in Section 31 of the Master Agreement the ("CCS Services"). The CCS Services will provide Customer with an on-line terminal facility, service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents set forth in Section 2 below. Customer's personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer's offices, or provide CSG payment information on magnetic tape or electronic record in CSG's format. Customer may utilize the CCS Services to view ledger information, statement detail, perform adjustments, and record billing information on-line. ACSR Telephony services are described as set forth in Exhibit A-4.

2.  DOCUMENTATION.  CSG will provide Customer with the following user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the "Documentation"). CSG shall provide Customer with one set of User Guides and the User Data File manual for each System Site at no charge. Additional copies of such documentation may be purchased for the following rates: User Guides (1 set = 4 volumes) - $200; User Data File (one volume) - $50. The fees for all other Documentation are set forth in Schedule D. CSG and Customer acknowledge
                                     ----------
and agree that the Documentation describing the CCS Services is subject to ongoing review and modification from time to time. CSG agrees to pursue implementing electronic online documentation utilizing CD ROM technology and will use reasonable efforts to incorporate that technology in its documentation activities when the offering of such becomes technically possible and commercially reasonable. CSG and Customer agree to discuss utilizing Customer's intranet for the purpose of providing Documentation to the System Sites. CSG agrees to pursue modifying the Documentation in a more "user friendly" manner at the request of Customer; provided, however, that such modifications will not materially change the cost of labor, time and materials (including software and hardware), incurred by CSG in providing such modified Documentation. CSG and Customer will jointly review the documentation needs of Customer's System Sites and employees in order to make recommendations regarding such user-friendly modifications.

3. COMMUNICATIONS SERVICES AND FEES. Customer shall be responsible for obtaining, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's System Sites as defined below, or alternatively, to Customer's network operating center. Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line. At Customer's option, Customer may utilize CSG's network data communication services. The fees for CSG's network data communication services are set forth in Schedule D. "System
                                                           ----------
Sites" are defined as Customer's system site locations identified in Exhibit A-1 attached hereto. From time-to-time, Customer may request this Schedule A be
                                                               ----------
amended so that additional markets may be converted to the CCS Services and added as System Sites at a mutually agreeable conversion cost and upon a mutually agreeable conversion date. "Satellite Office" is defined as Customer premises other than its principal place of business with respect to a System Site (i) wherein communication equipment is located and (ii) which is connected to the System Site's central office by telephone line.

4. CONVERSION SERVICES AND FEES. Within thirty (30) days of the Effective Date of this Master Agreement, CSG and Customer shall establish a mutually agreeable schedule for converting Customer's System Sites. Such conversion schedule shall be attached hereto as Exhibit A-1. CSG and Customer agree to work together to complete the conversions for those System Sites listed on Exhibit A-1 within seventeen (17) months of the Effective Date of this Master Agreement; provided, however, that Customer provides CSG with all of the information reasonably necessary to complete such conversions in a timely manner. CSG warrants that it has the capacity to convert up to three million (3,000,000) subscribers involving approximately ten (10) to twelve (12) System Sites by December 31, 1997. CSG agrees that it has and will dedicate the knowledge, skills and facilities necessary to convert Customer's subscribers from Customer's third party billing vendors to the CCS Services, including any reasonable reformatting activities thereto. Subject to Section 7(e) of the Master Agreement, Customer agrees to convert all of its subscribers in existence as of the Effective Date of the Master Agreement pursuant to Exhibits A-1 and A-2. If, after the Effective Date, Customer

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES
purchases, is assigned or otherwise acquires subscribers which are required to be converted to the CCS Services pursuant to Section 31 of the Master Agreement, Customer shall use best efforts to convert such subscribers to the CCS Services within one hundred and twenty (120) days of the effective date of such acquisition. CSG shall provide services as described on Exhibit A-2 attached hereto in connection with Customer's conversion of each System Site and for those added by mutual agreement of the parties to CSG's data processing system subsequent to the execution of this Master Agreement (the "Conversion Services"). Customer shall pay CSG the fees set forth in Schedule D for the
                                                         ----------
performance of the Conversion Services.

5. DECONVERSION SERVICES AND FEES. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site and such System Site deconverts from the CCS Services to another third party (the "Disposed Site(s)"), Customer agrees to pay CSG the per System Site deconversion tape fee set forth in Schedule D and the fees set forth in
                                        ----------
Schedule D for processing and deconverting subscribers, including on-line access
----------
fees, which amounts shall be due and payable thirty (30) days prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due under this Master Agreement have been paid in full.

6. TRAINING. CSG and Customer will jointly develop a training plan for the conversion of Customer's System Sites within sixty (60) days of the Effective Date of the Master Agreement. Customer agrees to send qualified employees who will be fulfilling system-related job roles to those classes designed for their job roles before the conversion, in accordance with the job role and the classes reasonably required by CSG. In the event the employee does not fulfill the requirements of the class, Customer agrees to provide a replacement and said replacement will attend the required class or classes before conversion of that System Site. Customer may purchase additional instruction for classes taught at CSG's premises for CSG's then current rates. Customer may also purchase additional customized on-site training for CSG's then current rates. Customer shall be responsible for all transportation to and from CSG's training, and lodging and food for Customer's employees that attend the training.

7. OPTIONAL AND ANCILLARY SERVICES. At Customer's request, CSG shall provide optional and ancillary services, including but not limited to any services described on Schedule D or if such services are not described in Schedule D, at
             ----------                                          ----------
CSG's then current rates. Where applicable, such services shall be subject to the terms and conditions set forth in separately executed Schedules to the Master Agreement.

8. CUSTOMER INFORMATION. Any original documents, data and files provided to CSG hereunder by Customer ("Customer Data") are and shall remain Customer's property, and upon termination of this Master Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG's then-current published rates distributed to CSG's sales force for processing and delivering the Customer Data, any applicable deconversion fees required under Section 5 hereof and all unpaid charges not reasonably disputed for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Master Agreement. Data to be returned to Customer includes, but is not limited to: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to Schedule A termination), House
                                              ----------
Master File, and any other related data or files held by CSG on behalf of Customer. Any archival tapes containing Customer Data shall be used solely for back-up purposes and shall not be disclosed to third parties without prior written consent of Customer, which Customer may withhold in its sole discretion. Customer shall pay CSG for all reasonable expenses relating to the return of Customer Data pursuant to this Section 8. In addition to CSG returning Customer Data upon termination of the Master Agreement or deconversion of any System Site pursuant to this Section, upon request by Customer at any time, CSG shall promptly return to Customer all Customer Data. If Customer elects for CSG to provide the Customer Data on CSG's standard format and media, Customer shall pay the fees for such Customer Data as set forth in Schedule D. If Customer elects
                                                ----------
for CSG to provide the Customer Data on a custom format, Customer shall provide such custom format pursuant to the terms, conditions and fees of a separately executed Statement of Work. No Customer Data shall be released to any third party without the prior written consent of Customer, which it may withhold in its sole discretion.

9.  SUPPORT SERVICES.
(a) CSG will provide Customer the support and maintenance of the CCS Services set forth in Exhibit A-3 (the "Support Services"). Included in the Support Services is support of the CCS Services via CSG's Product Support Center, Account Management, publication updates, and the fixes and updates that CSG may make generally available as part of

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES
its maintenance and support packages (the "Updates"). Additionally, during the term of this Schedule A, CSG will provide Customer with up to forty (40) CSG
             ----------
personnel in the customer service department that are dedicated to providing services solely to Customer ("CSDs") in accordance with the following schedule:
Customer shall receive 3.1 CSDs for each increment of one million (1,000,000) subscribers converted to the CCS Services. An account manager will be provided as part of the initial CSDs.
(b) CSG will make available to Customer up to forty (40) technical full time equivalents that are dedicated to providing maintenance and development of the CCS Services solely to Customer ("Technical FTEs") in accordance with the following schedule: Customer shall receive 3.1 Technical FTEs for each increment of one million (1,000,000) subscribers converted to the CCS Services. CSG will allow Customer to set priorities related to the maintenance and development of the CCS Services for the Technical FTEs. The priorities of the Technical FTEs will be determined by Customer in the monthly meetings contemplated in Section 37 of the Master Agreement.

10.  Term.  The first day of the calendar month in which the CCS Services
commence shall be referred to as the "Commencement Date."   The CCS Services
shall continue until December 31, 2012.

AGREED AND ACCEPTED THIS 10TH DAY OF AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")        TCI CABLE MANAGEMENT CORPORATION
                                 ("CUSTOMER")

BY:  /S/ JOHN. P. POGGE          BY: /S/ GARY K. BRACKEN
     --------------------            ----------------------------

Exhibit A-1 SYSTEM SITES; Exhibit A-2 CONVERSION/IMPLEMENTATION SERVICES; Exhibit A-3 SUPPORT SERVICES; Exhibit A-4 ACSR TELEPHONY SERVICES; Exhibit A-5 HIGH SPEED DATA SERVICES

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT A-1

SYSTEM SITES                             ESTIMATED IMPLEMENTATION/CONVERSION
                                         DATE

TO BE COMPLETED




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT A-2

                      CONVERSION/IMPLEMENTATION SERVICES
                      ----------------------------------

TO BE COMPLETED




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT A-3

                     SUPPORT SERVICES FOR THE CCS SERVICES
                     -------------------------------------

PRODUCT SUPPORT CENTER
The customer Product Support Center provides Customer with advice, consultation and assistance to use CCS Services and diagnose and correct problems that Customer may encounter with the then-current version of CCS Services. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication eight hours a day, five days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center.

ACCOUNT MANAGEMENT
As part of the CSD FTEs contemplated under Section 9(a) of Schedule A, CSG will
                                                           ----------
provide an account manager which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. The account manager will assist Customer with their use of the CCS Services and keep them abreast of new developments in CSG's products and services through periodic status reports, and for CSG's then current rates, occasional on-site visits if requested by Customer or as otherwise necessary for CSG to fulfill its obligations under the Master Agreement.

UPDATES
Subject to the terms set forth in this Schedule A, product Updates include
                                       ----------
corrections and the fixes and updates that CSG may make generally available. These Updates are delivered to Customer accompanied by bulletins describing the updates. Custom modifications are NOT included as Updates but rather are covered as Technical Services under Schedule B.
                             ----------

PUBLICATIONS
The customer will receive updates to all published Documentation for the CCS Services. CSG will provide such Documentation pursuant to Attachment 3 of the Master Agreement.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-4 (PAGE 1 OF 3)

                            ACSR TELEPHONY SERVICES

In addition to the services set forth in Schedule A, CSG shall provide Customer
                                         ----------
with the following ACSR Telephony Services:

1. E911 AND MASTER STREET ADDRESS GUIDE (MSAG) PROCESSING. CSG will provide time and cost estimates for modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

2. Directory Listing Information. CSG will provide time and cost estimates for modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

3.  SERVICE NUMBER PORTABILITY.   CSG will provide time and cost estimates for
modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

4. CUSTOMER ACCOUNT RECORD EXCHANGE (CARE). CSG will provide time and cost estimates for modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

5. RATING. CSG shall classify and determine rates of message toll service charges, local exchange charges and general exchange charges for call records provided to CSG in accordance with the tariffs System Sites provide to CSG. CSG will provide time and cost estimates for new or changed rate plans.

6. LINE INFORMATION DATA BASE (LIDB). CSG will provide time and cost estimates for modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

7. TAR. CSG will provide time and cost estimates for modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

9. CMDS. CSG will provide time and cost estimates for modifications necessary to accommodate the required interface to Customer's selected provider. Provider requirements must be provided to CSG a minimum of 90 to 120 days prior to implementation of the selected interface to allow adequate lead time for development.

10. RESELLER APIS. An optional standard Application Program Interface (API) is available, for the fees set forth in Schedule D, providing a CSG standard
                                     -----------
formatted data interface intended for use in reselling existing telco services.

In addition to any other Customer obligations set forth in Schedule A or the
                                                           ----------
Master Agreement, Customer has the following obligations:

1. INFORMATION. System Sites shall provide CSG with any information which CSG deems reasonably necessary to perform the services under this Schedule A. System
                                                              ----------
Sites shall provide a schedule of all tariffs and service charges to be used by CSG. In addition, System Sites shall provide the following specific information defined in the following items:

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

                           EXHIBIT A-4 (Page 2 of 3)

(a)  Local Exchange Charges.  Any Unit Sensitive Pricing (USP) table changes
     ----------------------
shall be provided to CSG at least five (5) days prior to the date on which such charges are to be applied by CSG to billing services.

(b)  Intralata Optional Calling Plans.  Any additions, deletions and changes to
     --------------------------------
intralata optional calling plan tables shall be provided to CSG prior to the System Site toll cutoff date. System Sites shall notify CSG as soon as possible of the implementation of any new optional calling plans, and CSG will respond to System Sites with the implementation date of the new plan within twenty (20) days of being notified by the System Sites.

(c)  Rebills.  Any information related to the rebilling of any intralata or
     -------
interlata toll messages shall be provided to CSG at least five (5) days prior to your toll cutoff date.

(d)  Interlata Billing, Rating and Optional Calling Plan Charges.  System Sites
     -----------------------------------------------------------
shall notify CSG of the implementation of new or changes to existing billing formats, rating and optional calling plans. CSG will respond to System Sites with the implementation date of the new plan within twenty (20) days of being notified by the System Sites.

If CSG receives any of the information defined in Section 1(a)-(d) above later than the defined periods, CSG will make every reasonable effort to include those changes in the current billing. If processing for the current month has progressed past the point at which these changes can be implemented, the changes will be implemented for the month following the current month. All parties agree to reasonably work together with the System Sites and the Carrier to complete such projects and data updates in a businesslike manner.

2. DATA. System Sites shall be responsible for making all necessary "AMA" data recorded on System Sites' switch available to CSG in the manner set forth in this Section 2. System Sites shall notify CSG of any proposed, actual or pending changes in the composition of the data stored on the switch of System Sites as soon as possible prior to the change. Such notice shall be required for any of the following:

(a) A scheduled or unscheduled software change or upgrade to the System Sites switch and/or polling unit;

(b)  Scheduled or unscheduled maintenance to the switch and/or polling unit;

(c) A scheduled or unscheduled change to the format (i.e. structure code changes) of the recorded data;

(d)  An addition or deletion of WATS recording numbers.

Such notice shall be given by calling CSG's Computer Operations Support Department at (888) 274-2500 (extension 385) during normal business hours.

3.   DATA TRANSFER.  In addition to anything else set forth in this Schedule A,
                                                                    ----------
CSG and System Sites shall have the following responsibilities depending upon the means by which the data to be processed is transmitted to CSG. The parties shall initial below the method of data transfer to be used.

(a)  Polling.  If CSG receives the data by polling the switch of System Sites,
     -------
the responsibilities shall be:

     (1) CSG shall poll System Sites' switch on a scheduled basis.
     (2) System Sites shall maintain their switch and connecting telephone line such that CSG can poll the data at any time.
     (3) System Sites shall retain all data on their switch for at least forty-five (45) days to provide data redundance to the data CSG has polled on a scheduled basis.

(b)  Tape.  If System Sites transmit the data by sending the original magnetic
     ----
     tape from the switch, the responsibilities shall be:

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
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

                           EXHIBIT A-4 (PAGE 3 OF 3)

(1) System Sites shall identify, by external labels, all magnetic tapes submitted to CSG with the name of System Site, the Sys/Prin number, the number of messages on the tape and beginning and ending tapes.
(2) System Sites shall be responsible for the delivery of magnetic tapes to CSG.
(3) CSG shall maintain a log containing the following information in relation to any magnetic tapes received from System Sites: the date received and the identifying matter on the external labels.
(4)  CSG shall store the magnetic tapes it receives from System Sites for sixty
     (60) days. After such period, CSG shall degauss and return the tapes to the System Sites.

4. REVIEW OF REPORTS. Customer will inspect and review all reports and output created from information transferred or delivered by CSG and reject all incorrect reports within one (1) business day after receipt thereof for daily reports and within three (3) business days after receipt thereof for other than daily reports. Failure to timely reject any report or output shall constitute acceptance thereof, and Customer shall be deemed to have waived its rights and assumed all risks with respect thereto. Customer will balance reports to proof and entry controls as well as the verification of master file information in order to maintain system integrity.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-5 (PAGE 1 OF 2)

                           HIGH SPEED DATA SERVICES


FUNCTIONALITY:
--------------

High Speed Data Services include:

        * Authorization and Deauthorization of high speed data services via workorder and equipment change transactions.

        *  The ability to regenerate Password data on demand.

        * Password data will be printed on the initial hardcopy workorder. This will apply to first time cable modem customers.

        * The ability to communicate address and subscriber information updates to the modem controller.

        * System-generated delinquency processing can be established via site defined parameters.

        * The ability to refresh all modems on inventory on demand via a system download.

        *  Support for Account Transfers.

        *  Online transaction monitoring and error tracking.

        * Modems will be carried on the Converter Inventory System and will be treated as addressable equipment. This will allow a means for tracking the equipment via online transactions and CSG generated reports.

        * Parameters may be set to enforce specific business rules concerning the movement of modem cards from one status to another.

        * Provides a means to bill and deliver various levels of high speed data services using flat rate pricing parameters.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-5 (page 2 of 2)

                           HIGH SPEED DATA SERVICES

Network Support - CONFIGURATION AND RESPONSIBILITY:
---------------------------------------------------

Customer will be responsible of obtaining and paying for communication lines to enable access from cable site locations to CSG's host applications, databases and printing facility. Based on Customer's projected traffic and capacity needs, CSG will help determine the type and speed of each of CSG's connections as well as communications hardware requirements. CSG is responsible for all CSG owned or leased equipment as well as connectivity through CSG's managed network. Customer will be responsible for the maintenance and repair of its local area networks, "customer owned" equipment and associated network connectivity as well as any equipment, connectivity and associated hardware procured through its vendors.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  SCHEDULE AA

                                   CABLEMAX

1. LICENSE GRANT. For each of those System Sites set forth on Exhibit AA-1 which utilize CableMax, CSG grants to Customer a non-exclusive, nontransferable, license to use the CableMax computer software in machine readable object code, CSG's Support Programs (as defined below in Section 3) and related user documentation, which collectively constitute the "Licensed Programs" during the term of this Schedule AA for the fees set forth in Schedule D, and subject to
             -----------                           ----------
the following terms and conditions.

2. USE OF LICENSED PROGRAMS. Customer shall have the right to: (a) Install the Licensed Programs in its own facility at the System Sites set forth on Exhibit AA-1; (b) use the Licensed Programs for purposes of serving the internal needs of the System Site where the Licensed Program is installed and the Satellite Offices; (c) make one copy of the Licensed Programs in machine-readable, object code form for non-productive backup purposes only, provided that CSG's proprietary legend is included; (d) Customer may not use, copy, decompose, reverse engineer, or modify the Licensed Programs, or any copy, adaptation, transcription, or merged portion thereof, for any purpose except as expressly authorized by CSG in this Schedule AA. No service bureau work, multiple user
                          -----------
license, or time sharing arrangement is permitted, except as expressly authorized by CSG. Customer may not install the Licensed Programs at any location other than the locations set forth in Exhibit AA-1 without the prior written consent of CSG. "System Sites" are defined as Customer's system site locations identified in Exhibit AA-1 attached hereto.

3. SUPPORT PROGRAMS. CSG may provide Customer, from time to time, new releases of the Licensed Programs containing error corrections, and minor enhancements (the "Support Programs"). CSG shall provide Customer with one copy of each new release and Customer shall install all new releases issued by CSG. CSG shall have any obligation to support only the then current release and the immediately prior release of the Licensed Programs.

4. TELEPHONE ASSISTANCE. For those System Sites which utilize CableMax, CSG agrees to provide telephone assistance, adequately staffed, that Customer may, at Customer's expense, use to report problems and seek assistance in the use of the Licensed Programs. CSG agrees to provide such assistance during its normal working hours which are from 7:00 a.m. to 5:00 p.m. Central Time, Monday through Friday, excluding observed holidays. From 5:00 p.m. to 10:00 p.m. Central Time, Monday through Friday, excluding observed holidays, CSG shall provide technical assistance to Customer via pager at (402) 231-5341.

5. CABLEMAX REPORTS. For those System Sites that use CableMax, CSG agrees to provide Customer with the reports as set forth in the User's Reference Manual for such system. Customer shall receive the following management reports: Pay TV Combination Summary by MSO, Division and System; and Service Combination Summary by MSO, Division and System. CSG shall provide additional reports to Customer, in lieu of any of the specified reports, but only so long as such substituted report entails no material, incremental cost to CSG.

6. TERM. The first day of the calendar month in which CableMax commences shall be referred to as the "Commencement Date." Customer will convert all of the System Sites utilizing CableMax to CCS Services no later than June 1, 1999.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")        TCI CABLE MANAGEMENT CORPORATION
                                 ("CUSTOMER")

BY: /S/ JOHN P. POGGE            BY: /S/ GARY K. BRACKEN
    ________________________         ____________________________

Exhibit AA-1  CABLEMAX SYSTEM SITES

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  Exhibit AA-1

                             CABLEMAX SYSTEM SITES

TO BE COMPLETED




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   SCHEDULE B

                            CSG TECHNICAL SERVICES
                             -----------------------

1. GENERAL. Subject to the terms and conditions of the Master Agreement and for the fees and expenses described below, Customer hereby hires CSG, and CSG hereby agrees, to provide the design, development and/or other consulting services described in the Statement of Works contemplated under Section 2, which may include services by CSG's Advanced Business Solutions division (collectively, the "Technical Services") to Customer as its independent contractor.

2.  TECHNICAL SERVICES.
(a)  Reasonable Efforts.  CSG will use its reasonable commercial efforts to
     ------------------
perform all Technical Services in a timely and professional manner satisfactory to Customer.
(b)  Projects Schedules.  CSG and Customer will execute a schedule substantially
     ------------------
similar to Exhibit B-1 (the "Statement of Work") for each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statement of Works will form an integral part of this Schedule B.
     ----------
(c)  Location and Access.  CSG may perform the Technical Services at Customer's
     -------------------
premises, CSG's premises or such other premises that Customer and CSG may deem
appropriate.   Customer will permit CSG to have reasonable access to Customer's premises, personnel and computer equipment for the purposes of performing the Technical Services at Customer's premises.
(d)  Insurance.  CSG will be solely responsible for obtaining and maintaining
     ---------
appropriate insurance coverage for its activities under this Schedule B as
                                                             ----------
reasonably requested by Customer, including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance. Such policies shall name Customer and its affiliates as additional named insured. Customer shall annually notify CSG of this obligation.
(e)  System Site Visit.  Once per year, at no cost to Customer, CSG will provide
     -----------------
one System Site with one CSG employee for a period of three (3) business days to evaluate Customer's business processes with respect to the Services provided under the Master Agreement.

3.  CONSIDERATION.

(a)  Project Fees.  In consideration for performing the Technical Services,
     ------------
Customer will pay CSG the fees that are set forth in the applicable Statement of Work (the "Project Fees").
(b)  Reimbursable Expenses.  Unless otherwise contemplated under the Statement
     ---------------------
of Work, Customer will reimburse CSG for the necessary and reasonable travel, lodging and related out-of-pocket expenses that CSG may incur in performing the Technical Services ("Reimbursable Expenses").
(c)  Payment.  Customer will pay the Project Fees to CSG according to the
     -------
applicable terms set forth in the Statement of Work.
(d)  Taxes.  CSG will specify on all invoices issued to Customer any sales, use
     -----
or other tax that may be assessable in connection with this Schedule B.
                                                            ----------
Pursuant to Section 3 of the Master Agreement, Customer will pay such taxes or provide CSG with any applicable certificate of exemption acceptable to the appropriate taxing authorities.

4. CSG RIGHTS. Customer acknowledges that all patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Schedule B (the "Deliverables"), including, but
                               ----------
not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. During and after the term of this Schedule B, CSG and Customer will execute the instruments that may
             ----------
be reasonably appropriate or necessary to give full legal effect to this
Section 4.

5.  Delivery of Items.  Upon the expiration or termination of this Schedule B
                                                                   ----------
for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed and are not reasonably disputed, and CSG will promptly deliver to Customer all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that Customer disclosed to CSG in performance of the Technical Services under this Schedule B.
                                                                     ----------
The Customer has the right to terminate any Statement of Work, Exhibit B-1, at any time and may withhold payment on any amounts reasonably disputed until final settlement.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

6.  TERM.  The term of this Schedule B shall continue until December 31, 2012,
                            ----------
but in any case will extend for the term of any executed Statement of Work.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")        TCI CABLE MANAGEMENT CORPORATION
                                 ("CUSTOMER")

BY: /S/ JOHN P. POGGE            BY: /S/ GARY K. BRACKEN
    -------------------------        ----------------------------

EXHIBIT B-1.........SAMPLE STATEMENT OF WORK

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                 EXHIBIT B-1

                        STATEMENT OF WORK (SAMPLE FORM)

THIS STATEMENT OF WORK is made as of _____________ 1997, between CSG SYSTEMS, INC. ("CSG"), and TCI CABLE MANAGEMENT CORPORATION ("Customer"), pursuant to Schedule B of the Master Agreement that CSG and Customer executed as of
----------
_________________, 1997, and of which this Statement of Work forms an integral part.


STAFFING:  (NAMED Individuals, Level of Effort, commitments, etc.)
--------

OBJECTIVE:
---------

PROCEDURES:
----------

TIMETABLE:  Estimated Commencement Date:__________________________.
---------
            Estimated Completion Date:____________________________.


DELIVERABLES:
------------

ACCEPTANCE CRITERIA:  (If any)
-------------------

PROJECT FEES AND PAYMENT TERMS:  (Including any conditions associated with
------------------------------
limits on the maximum level of funds that may be expensed in any particular Statement of Work.)



IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CSG SYSTEMS, INC. ("CSG")     TCI CABLE MANAGEMENT CORPORATION
                              ("CUSTOMER")


By: _______________________    By: ___________________________

Name: _____________________    Name: _________________________

Title: ____________________    Title: ________________________

Date: _____________________    Date: _________________________

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   SCHEDULE C

                         CCS PRODUCTS SOFTWARE LICENSE
                         -----------------------------
         ACSR TELEPHONY, CSG Vantage, ACSR, AND COMPUTER BASED TRAINING

1. LICENSE. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive and non-transferable perpetual right to use the software products known as ACSR Telephony, CSG Vantage, ACSR, and Computer Based Training described in Section 2 below for use with the CCS Services (the "CCS Products") at the System Sites in the United States in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule D and subject to the terms and conditions specified below and in the
----------
Master Agreement.

2. CCS PRODUCTS. "CCS Products" as described in the Product Schedule attached hereto as Exhibit C-1 includes (i) the machine-readable object code version of ACSR Telephony, ACSR and Computer Based Training software (collectively, the "Software"), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule C (the "Enhancements") and (iv) any copy of the Software,
     ----------
Documentation or Enhancements. Except as provided in Section 28 of the Master Agreement, nothing in this Schedule C will entitle nor prohibit Customer from
                           ----------
receiving the source code of the Software or Enhancements, in whole or in part.

3. DESIGNATED ENVIRONMENT. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specified for use with the CCS Products as set forth in Exhibit C-2, or otherwise approved by CSG in writing for Customer's use with the CCS Products at the system sites set forth on Exhibit C-1 (the "System Sites"). Customer may use the CCS Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. CSG shall provide Customer with prompt notice in the case of any
modifications to the Designated Environment.   If Customer fails to upgrade the
Designated Environment or otherwise uses the CCS Products outside the certified Designated Environment, CSG will have no obligation to continue maintaining and supporting the CCS Products and Customer will have no payment obligations associated with those services. Use outside the Designated Environment voids all performance warranties. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule C, including its
                                                    ----------
obligations to maintain and support the CCS Products. Any other use or transfer of the CCS Products will require CSG's prior approval, which may be subject to additional charges.

4. USE. Customer may use the CCS Products only in object code form on the workstations set forth on Exhibit C-1 and in the Designated Environment and at the System Sites in the United States, and only for the term set forth below, and only for Customer's own internal purposes and business operations with the CCS Services for providing accounting and billing services to its video subscribers. In addition to the Incorporated Third Party Software, if third party products are provided to Customer as part of the CCS Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party's standard license. Customer will not use the CCS Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the CCS Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software or Enhancements on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer's computers across the network, up to the number of workstations specified in Exhibit C-1. Backup and recovery plans or backup and recovery for the Products shall be Customer's responsibility for any data located on Customer's local server. Any Customer documents, data and files are and shall remain Customer's property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored on Customer's local server. Customer may make only one back-up archival copy of the Software or Enhancements. CSG shall be responsible for backup and recovery of any Customer data that resides at CSG's data processing center. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the CCS Products, except as and to the extent expressly authorized by applicable law.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

5.  MAINTENANCE AND SUPPORT.
(a) Standard Support Services.  Following expiration of the Warranty Period, CSG
    -------------------------
will provide Customer the support and maintenance of the then-current version of each licensed CCS Product as described on Exhibit C-3 (the "Support Services"). Customer agrees to pay the fees set forth in Schedule D, which are identified in
                                             -----------
Schedule D as maintenance fees, for the Support Services for the term of this Master Agreement. Included in the Support Services is support of the then-current version of the licensed CCS Products via CSG's Product Support Center, Account Management, publication updates, and the fixes and updates that CSG may make generally available as part of its maintenance and support packages (the "Updates"). The Support Services do not include maintenance and support of the Incorporated Third Party Software, if any, or any other third party software. The maintenance and support for third party products is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

(b) Additional Support.  At Customer's request, CSG may agree to provide at its
    ------------------
then current rates additional Support Services or other support, including but not limited to, the optional support services listed on Exhibit C-3. If Customer is not utilizing the CCS Products in a certified Designated Environment or Customer has added third party applications, the Customer will be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates.

(c)  Limitation.  Updates or Enhancements in this Schedule C will not include
     ----------                                   ----------
any upgrade or new version of the CCS Products that CSG decides, in its sole discretion, (which does not replace functionality previously provided in the base processing or other fee) to make generally available as a separately priced item. This Schedule C will not require CSG to (i) develop and release Updates
            ----------
or Enhancements (ii) customize the Updates or Enhancements to satisfy Customer's particular requests or (iii) obtain Updates or Enhancements to any third party product. If an Update or Enhancement replaces the prior version of the CCS Product, Customer will destroy such prior version and all archival copies upon installing the Update or Enhancement.

6.  Term.  This Schedule C shall be effective from the Effective Date as defined
                ----------
in the Master Agreement and shall continue thereafter indefinitely unless terminated pursuant to Sections 17 of the Master Agreement.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST 1997, BY:

CSG SYSTEMS, INC. ("CSG")        TCI CABLE MANAGEMENT CORPORATION
                                 ("CUSTOMER")

BY: /S/ JOHN P. POGGE            BY: /S/ GARY K. BRACKEN
    -----------------------          ----------------------------

EXHIBIT C-1   PRODUCT SCHEDULE
EXHIBIT C-2   DESIGNATED ENVIRONMENT
EXHIBIT C-3   INSTALLATION, MAINTENANCE AND SUPPORT

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT C-1

                                PRODUCT SCHEDULE


LICENSED SOFTWARE:
------------------

ACSR Telephony -

ACSR Telephony is offered with ACSR to provide customer management for telephone customers. With ACSR Telephony, both video and telephone services may be managed by a single customer management package. Included in ACSR Telephony are integrated ordering and manual provisioning, telephone number assignment, usage billing for a single bill of multiple products, product packaging and pricing. ACSR Telephony software also supports Customer requested development or APIs to provide interfaces for E911, directory listing updates, CARE and service number portability as well as other third party provider interfaces.

CSG VANTAGE -

Vantage is a database which enables Customer to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

ADVANCED CUSTOMER SERVICE REPRESENTATIVE (ACSR) -

ACSR is a graphical user interface for CSG's CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSR's to memorize transactions and codes. CSRs instead are allowed easily to access reference tools, help screens and customer data. As companies consolidate and cluster disparate systems with different codes and procedures, ACSR ensures the accounts can be serviced by the same CSR. ACSR also enables CSR's to communicate with one another through a self contained messaging system. ACSR is designed so that module based functionality such as CIT can be added as needed.

COMPUTER BASED TRAINING (CBT)  -

Computer Based Training ("CBT") is Software which may be downloaded onto Customer's workstation to provide training and instruction on use of various CCS Products.
________________________________________________________________________________

SYSTEM SITE(S):
--------------

[TO BE COMPLETED]

NUMBER OF  WORKSTATIONS:
-----------------------

ACSR - 5000
CSG VANTAGE - TO BE DETERMINED
ACSR TELEPHONY - 125

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (Page 1 of 4)

                  DESIGNATED ENVIRONMENT FOR THE CCS PRODUCTS
                  -------------------------------------------

Notes:  THE FOLLOWING APPLIES ONLY IN REGARDS TO THE CCS PRODUCTS ACTUALLY
------
LICENSED BY CUSTOMER UNDER SCHEDULE C AND MAY BE SUBJECT TO CHANGE AS THE
                           ----------
SPECIFIC HARDWARE CONFIGURATION CANNOT BE COMPLETELY IDENTIFIED AND CERTIFIED UNTIL AFTER THE BUSINESS REQUIREMENTS OF CUSTOMER ARE DETERMINED DURING THE PRE-INSTALL VISIT.

The SUPPORT SERVICES DO NOT INCLUDE SUPPORT OF THE CCS PRODUCTS IF USED OUTSIDE THE CERTIFIED DESIGNATED ENVIRONMENT (I.E. OTHER HARDWARE, SOFTWARE, OR OTHER MODIFICATIONS HAVE BEEN INTRODUCED BY CUSTOMER THAT ARE OUTSIDE THE CERTIFIED DESIGNATED ENVIRONMENT). IN SUCH A CASE, CSG MAY AGREE TO PROVIDE CUSTOMIZED TECHNICAL SUPPORT FOR CSG'S THEN-CURRENT FEES FOR SUCH SERVICES.

Product Compatibility (Yes indicates product is available on indicated
----------------------------------------------------------------------
workstation platform; date indicates estimated date available)
--------------------------------------------------------------

                 Win 3.11   Win NT   Apple MAC   SUN Solaris   Win 95
                 ---------  -------  ----------  ------------  ------
ACSR             (1)        Yes      (4)         Yes           Yes
CIT              (1)        (2)      (4)         (3)           Yes
Telephony        No         Yes      No          No            No
ACSR CBT         (1)        Yes      No          Yes           Yes
CIT CBT          (1)        Yes      No          Yes           Yes
Telephony CBT    N/A        Yes      N/A         N/A           N/A
AOI w/DDE        (1)        Yes      N/A         N/A           Yes
AOI w/TCPIP      No         Yes      (4)         Yes           Yes

  (1) - Supported at existing sites only until Nov 15, 1997; cannot be used after that date.
  (2) -  Currently not available with Telephony.
  (3) -  Beta availability on request.
  (4) -  Available under existing contracts only.

Workstations
------------
Compaq Deskpro 2000 Pentium (133mhz minimum)
IBM PC350 Pentium (133 mhz minimum)
SparcStation 5/70Mhz,  Solaris V2.5.1
Apple 7600 Power MAC
Ultra Sparc 1, model 170, Solaris 2.5.1

Workstation Minimum Memory (RAM)
---------------------------------
32MB

Workstation Minimum Hard Drive Space
------------------------------------
1.2GB

Workstation Minimum Video Requirements
---------------------------------------
Minimum video resolution supported 1024 x 768 x 256 colors, small font Minimum 15" SVGA monitor (17" for Apple MAC)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                             Ex. C-2 (Page 2 of 4)

Workstation Software
--------------------
Microsoft Windows NT V4.0 w/ Service Pack 3 applied (note: Telephony workstations running Applications Administration require 16 bit drivers) Note: Service Pack 3 pending final CSG testing for Telephony; contact CSG for latest status
Microsoft Windows 95 w/ Service Pack 1 and the Kernel32 update applied MAC OS V7.6.1 (w/ Apple MAC)
Solaris V2.5.1 (see workstations above)
Netmanage Chameleon Hostlink V6.0.1 (with Windows NT or 95)
Open windows or Motif  (with SUN Solaris)
Brixton 3270 client for Solaris V2.3.0.10 (with SUN Solaris)
Samba V1.9.15 p8 (with NT or 95)
MAC Irma V5.11 (w/Apple MAC)

Additional Workstation Software to Support Telephony
----------------------------------------------------
(note: Telephony workstations running Product Administration require 16 bit drivers)
Oracle SQL*NET  V2.1.4.1.4 for NT runtime (with Windows NT)
Oracle SQL Forms V4.5.6.5.5 for NT runtime (with Windows NT)
Forest & Trees 4.1 (with Windows NT) (For PCs running reports)

Additional Workstation Software to Support CIT
----------------------------------------------
Oracle SQL*NET  V2.1.4.1.4 runtime (with NT or 95) (For PCs  with Forest &
        Trees)
Forest & Trees 4.1 (with Windows NT or 95) (For PCs running reports)

Servers
-------
SUN Sparc 20
SUN Sparc 1000E
Ultra Sparc 1 - model 170 only
Ultra Sparc 2
Ultra Sparc 3000
(Server model, number of CPUs, memory, and disk storage are based on individual customer requirements.)

Server Software
---------------
Solaris V2.5.1
Samba V1.9.15 p8 (with NT or 95)
Brixton Server PU2.1 for Solaris (Version 3.0.5-1) running in 2.3.2 mode (both core and session components required)
Brixton 3270 Client for Solaris (Version 2.3.0.10) (1 copy required for trouble shooting & 1 copy required for each mainframe printer if printing through TCP/IP)
Hewlett Packard Unix Jet Direct interface software

Additional Server Software to Support CIT
-----------------------------------------
Oracle V7.1.6 runtime
Platinum EPM  Agent V3.1.0
Tuxedo V6.1

Additional Server Software to Support Telephony
-----------------------------------------------
Oracle V7.3.2.1 runtime
Tuxedo V 6.1.(With NT or 95)
Platinum EPM  agent V3.1.0
Platinum Autosys agent V3.3 release 5
Postalsoft V 5.00b

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                             Ex. C-2 (Page 3 of 4)
Distribution Server and Softwar
-------------------------------
SparcStation 5/170Mhz, 64M RAM, 2.1G hard drive, Solaris V2.5.1

Concentrators
-------------
BayNetworks (Synoptics) 2813-04 (managed 16-port ethernet hub) BayNetworks (Synoptics) 2803 (passive 16-port ethernet hub) BayNetworks (Synoptics) 800 (passive 8-port ethernet hub) BayNetworks (Synoptics) 2712B-04 (managed 16-port token ring hub) BayNetworks (Synoptics) 2702B-C (passive 16-port token ring hub)

Network Cards/Devices
---------------------
3Com Etherlink cards
SUN Quad Ethernet card
SUN Fast Ethernet 10/100M
SUN Token Ring 4/16M
SUN Single Ring FDDI Interface
SUN Dual Ring FDDI Interface
Hewlett Packard Jet Direct EX
Aurora Technologies Multiport 401S+ A/Sync Series

Printers
--------
Lexmark IBM 4226 (533 cps)
Lexmark 4227 (533 cps)
IBM 6400 series
Hewlett Packard LaserJet5

Routers
-------
Cisco 2501, 2509, 2511, 2514, 4500

CSG VANTAGE:
-----------

PC HARDWARE/SOFTWARE REQUIREMENTS
---------------------------------

CSG Systems, Inc. recommended hardware/software PC configuration is as follows:

Minimum PC requirements:
     IBM or Compaq 486DX 66MHz, 16 meg. RAM, 500 megabyte hard drive

Recommended PC requirements:
     IBM or Compaq Pentium 90Mhz or better, 32 meg. RAM or better, one gigabyte hard drive or larger, CD-ROM.

PC OS1.:                        MS DOS 6.2x with Windows 3.1x, or Windows 95, or Windows NT 4.0
EDA/Client for Windows2.:       2.2a, 3.2
EDA ODBC Extender:              2.2a, 3.2  (packaged with EDA/Client)
Forest & Trees User Edition:    4.1
3270 Emulation Software3.:      Attachmate's Extra!  Mainframe  for Windows 4.1, up to 6.1
                                (See notes below for more version information.)
3270 Emulation Board:           IBM recommended  (only required if Coax connection through Controller)
     -or-
3270 Network Adapter:           Network-specific

All software must be loaded and operated per workstation. LAN server versions and/or operations are not supported.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                             EX. C-2 (PAGE 4 OF 4)

CONNECTIVITY REQUIREMENTS
-------------------------

*  IBM 3174 Controller, or

*  Novell NetWare OS version 3.1 or greater on a Token Ring or Ethernet LAN.

The 3270 Gateway must be an Attachmate SAA gateway or a Novell IPX/SPX to Netware for SAA gateway. If Novell version is 1.2 and you will use Attachmate's Extra! Mainframe for Windows, you must use a version prior to Extra! for Windows
4.1. Novell SAA Gateway version 2.0 or higher will require Attachmate's Extra! Mainframe for Windows 4.1 or higher.

If client currently has a network that is not Novell, or a gateway that is not Novell or Attachmate, the LAN and gateway can be tested for possible operation.

USING VANTAGE IN THE ACSR AND/OR ACSR TELEPHONY PRODUCT ENVIRONMENT
-------------------------------------------------------------------

The ACSR product runs on an IP LAN with a SUN Server. A Brixton gateway on the SUN Server is used to provide the Vantage Host link. When running Vantage in that environment, Brixton TN3270 applications run on the SUN Server and Extra! Mainframe for Windows is configured for a TN3270 network connection versus an SAA or SNA gateway. In this environment, the version of Extra! is dependent on the client-specific method of connectivity in relation to EDA/Client.

--------------------------------------------------------------------------------

1. If the Vantage PC will be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR. Vantage will only operate on a PC workstation.

2. The designated version of EDA/Client is dependent on the client-specific method of connectivity. Contact CSG for more information.

3. The designated version of Attachmate's Extra! Is dependent on the client-specific network configuration and the version of EDA/Client. Contact CSG for more information.

CCS CENTERALIZED SERVER CONNECTIVITY:

Service Software

Brixton Server PU2.1 for Solaris (version 3.0.5-1) running in 2.3.2 mode (both core and session components required)

Client software

Attachmate's Extra! Mainframe for Windows 4.1 (minimum)

Note: This configuration only pertains to pooling of Sys/Prins into a single server environment for 3270 gateway access to CSG's mainframe.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-3 (PAGE 1 OF 4)

      CCS PRODUCTS INSTALLATION AND SUPPORT SERVICES ( EXCLUDING VANTAGE)
      -------------------------------------------------------------------
         (Note: for Vantage support detail - see page 3 of Exhibit C-3)
         --------------------------------------------------------------

TO BE COMPLETED



_______________________________________________________________________________

           SUPPORT SERVICES FOR THE CCS PRODUCTS (excluding Vantage)
           ---------------------------------------------------------
         (Note: for Vantage support detail - see page 3 of Exhibit C-3)
         --------------------------------------------------------------

PRODUCT SUPPORT CENTER

The customer Product Support Center provides Customer with advice, consultation and assistance to use CCS Products and diagnose and correct problems that Customer may encounter with the then-current version of CCS Products. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication twenty-four hours a day, seven days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center. Every customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. See attached list detailing "Priority Levels".

Account Management

CSG will provide an account manager which is shared resource which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. Through periodic status reports and occasional on-site visits when necessary, the account manager will assist Customer with their use of CCS Products and keep them abreast of new developments in CSG's products and services.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-3 (Page 2 of 4)

UPDATES
Subject to the terms set forth in this Schedule C, product Updates include
                                       ----------
software corrections, the fixes and updates that CSG may make generally available. These Updates are delivered to Customer accompanied by bulletins describing the updates and installation instructions. CSG will not provide Updates due to changes or new releases in Customer's vendor products. Custom software modifications are NOT included under the Basic Support Package as Updates but rather are covered as Technical Services under Schedule B.
                                                            ----------

PUBLICATIONS
The customer will receive updates to all published Documentation for CCS Products. CSG will provide such Documentation pursuant to Attachment 3 of the Master Agreement.

THIRD PARTY SOFTWARE

The maintenance and support for third party software is provided by the licensor of those products. Although CSG will use reasonable best efforts and assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor. The third party software for the CCS Products is set forth in Exhibit C-2.

________________________________________________________________________________

  PRODUCT SUPPORT CENTER FOR THE CCS PRODUCTS -  PRIORITY LEVELS - (excluding
  ---------------------------------------------------------------------------
                                    Vantage)
                                    --------
         (Note: for Vantage support detail - see page 4 of Exhibit C-3)
         --------------------------------------------------------------

When contacting the PRODUCT SUPPORT CENTER, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. It is very important that the customer describe the urgency of the problem when it is reported. The priority levels are described below:

 . CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. Customers cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the "root cause" of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority
   1) problem exists, the Product Support Center commitment is to provide around-the-clock support until customers system/network/application is restored to operational status.

 . SERIOUS (PRIORITY 2): Partial loss of functionality, or loss of critical functionality. The Customer's production/processing system is not down but there is an impact within the system/network. The Customer will receive immediate response. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Customer will receive immediate response. The Product Support Center's goal is to ensure that control of the system is not jeopardized and to work with Customer to gather information in order to resolve the issue. The Product Support Center allocates resources during normal business hours until a permanent solution is found.

 . OPERATIONAL (PRIORITY 3): Partial loss of functionality loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the customers' operations environment. The user is attempting to utilize a CSG product and is having difficulty completing the process. A user may be a CSR, subscriber, or the Customer's operation staff running the system. CSG's Product Support Center goal is to respond the next business days.

 . INCONVENIENCE OR ENHANCEMENT (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or enhancement request is required. The problem is an operator inconvenience, an enhancement, or the Customer have requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the customer, or a work-

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                            EXHIBIT C-3 (Page 3 of 4)

  around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. A suggestion or request for enhancement is based upon the problem, concern or business need. The Product Support Center's goal is to provide a correction through internal software control procedures. CSG's Product Support Center goal is to respond within (3) business days.

 . INFORMATIONAL (PRIORITY 5):

     This category also includes questions. The Product Support Center is committed to responding with the requested information within (5) business days. Software correction notification may be sent to the customer shortly after the correction has been made by our development engineers. At times, a work-around may be suggested if:

     .  Its delivery is more timely
     .  Its implementation is less complex
     .  Its reliability is more certain

     However, a work around must be mutually acceptable to our Customers, and it must have the effect of reducing the concern until a permanent resolution can be determined. Should the Customer wish to check the status of a problem they may contact the Product Support Center desk representatives or their Account Manager. In either case, the customer should reference the tracking number.

Customer may request to have the priority of Customer's call upgraded. Customer may check on the status of such request at any time by calling the Product Support Center or contacting Customer's account manager. The account manager is responsible for problem escalation to the appropriate level of management if Customer is not satisfied with a response.

-------------------------------------------------------------------------------

                          CSG VANTAGE Support Services

Vantage Installation Services:
-----------------------------
The following services will be provided by CSG with respect to start-up of the Vantage product.
1. Initial load of the Vantage data base.
2. Unlimited phone support for installation of hardware and software that is certified by CSG Systems, Inc.
3. For non-certified environments, CSG Systems, Inc. will provide the necessary phone support to determine if the non-certified environment can or should be certified
4. If the environment is deemed certifiable, the costs associated with certifying the environment will be communicated to the customer.
5. On-site assistance by CSG can be provided upon customer request.

VANTAGE TRAINING SERVICES:
-------------------------
1. Basic Vantage training at a regularly scheduled Omaha training class, as space permits.
2. Basic Vantage training at a scheduled regional training class, as space permits.
3. Basic Vantage training at a customer requested time and/or location is available on request.

VANTAGE SUPPORT SERVICES:
------------------------

Customer support of Vantage is provided as part of the Support Services during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of Vantage is provided as part of the Support Services for problems resulting from defects in Vantage.

The following services for the then-current version will be provided by CSG for all Vantage users:
1. Telephone consultation for trained users for questions and problems regarding Vantage.
2. Up to one (1) hour of telephone consultation for troubleshooting a previously certified hardware/software environment.
3. Attendance at regularly scheduled basic and advanced Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-3 (PAGE 4 OF 4)

4. Daily updates to the Vantage database.
5. Storage of thirteen (13) months of financial data.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                FEE SCHEDULE - TCI Cable Management Corporation
                -----------------------------------------------

            INDEX

            1.................... CCS(TM) WIRELINE VIDEO AND CABLEMAX

            2.................... TECHNICAL SERVICES

            3.................... CCS(TM) - ISP SERVICES FEES

            4.................... CCS(TM) TELEPHONY SERVICES FEES

            5.................... CCS(TM) DISCOUNTS

            6.................... CCS PRINT AND MAIL SERVICES FEES

            7.................... CSG VANTAGE(TM)

            8.................... HITS DIGITAL

            9.................... ACSR SOFTWARE LICENSE/MAINTENANCE/INSTALLATION

            10................... CSG VANTAGEPOINT(TM)

            11................... ISP DOMAIN SERVER SOFTWARE (SINGLE SITE
                                  LICENSE)

            12................... USAGE HANDLING SYSTEM

            13................... ISP DOMAIN API'S

            14................... DATA COMMUNICATIONS SERVICES

            15................... FINANCIAL SERVICES

            16................... SUMMITRAK CUSTOMER MANAGEMENT SYSTEM

            17................... SUMMITRAK PAY-PER-VIEW SERVICE


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                    "Confidential Treatment Requested
1.  CCS  WIRELINE VIDEO AND CABLEMAX PROCESSING-    and the Redacted Material has been
--------------------------------------------------  separately filed with the Commission."

Basic Monthly Subscriber Charge (herein after referred to as BSC) - $(***)

MINIMUMS:
(Base processing and ancillary services)       Monthly Subscriber Minimum  Monthly Processing Fee Minimum
----------------------------------------       --------------------------  -------------------------------
September 1, 1997 through December 31, 1997              3,906,250                      $(***)
January 1, 1998 through March 31, 1998                   4,864,387                      $(***)
April 1, 1998 through June 30, 1998                      6,928,006                      $(***)
July 1, 1998 through September 30, 1998                  7,959,906                      $(***)
October 1, 1998 through December 31, 1998               10,023,585                      $(***)
January 1, 1999 through December 31, 1999               13,000,000                      $(***)
January 1, 2000 through December 31, 2000               13,000,000                      $(***)
January 1, 2001 through December 31, 2001               13,000,000                      $(***)
January 1, 2002 through December 31, 2012               13,000,000                      $(***)
Year 2003 to Year 2012*

  *The monthly processing fee minimum for the years 2003 to 2012 will commence using the year 2002 monthly processing fee minimum adjusted annually pursuant to the terms and conditions of the Master Agreement.

On-Line Allowance And Overage Charges:

---------------------------------------------------------------------------------------------------
               ITEM                        MONTHLY ON-LINE                    MONTHLY PER
                                       ALLOWANCE PER SUBSCRIBER             OVERAGE CHARGE
---------------------------------------------------------------------------------------------------
A.     Work Orders on file                        7.64                           $(***)
---------------------------------------------------------------------------------------------------
B.     Statements stored on-line                  6.25                           $(***)
---------------------------------------------------------------------------------------------------
C.     Details stored on-line                    45.84                           $(***)
---------------------------------------------------------------------------------------------------
D.     Memos stored on-line                       6.0                            $(***)
---------------------------------------------------------------------------------------------------
E.     Inactive subscribers on file                .40                           $(***)
---------------------------------------------------------------------------------------------------


CCS(TM) -  ANCILLARY SERVICE FEES

                                                 ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
                    ITEM                    ONE TIME CHARGE PER       MONTHLY CHARGE PER     MONTHLY CHARGE PER          PER
                                                   SYSTEM                    SYSTEM               SUBSCRIBER            ITEM
------------------------------------------------------------------------------------------------------------------------------------
I.     Reporting & Decision
       Support Services
------------------------------------------------------------------------------------------------------------------------------------
A.     Microfiche
------------------------------------------------------------------------------------------------------------------------------------
       A.  Originals                                                                                                    $(***)
------------------------------------------------------------------------------------------------------------------------------------
       B.  Duplicates                                                                                                   $(***)
------------------------------------------------------------------------------------------------------------------------------------
B.     Reporting                                                                                    $(***)
       Package-includes Basic
       Vantage Reporting and
       Selects Reporting (with Selects
       Reporting Usage included up to
       $(***) per subscriber)
------------------------------------------------------------------------------------------------------------------------------------
C.     Selects
------------------------------------------------------------------------------------------------------------------------------------
       (1). Set-up fee per select                                                                                       $(***)
            (per system)
------------------------------------------------------------------------------------------------------------------------------------
       (2). Select Records to Print                                                                                     $(***)
------------------------------------------------------------------------------------------------------------------------------------
       (3). Select Records to                                                                                           $(***)
            Magnetic Tape
------------------------------------------------------------------------------------------------------------------------------------
              Volume Discount                                                                                           $(***)
                Greater than 1,000,000
                (per acct selected)
------------------------------------------------------------------------------------------------------------------------------------
       (4). Audit Master Tape with                                                                                      $(***)
             Carrier Sort
------------------------------------------------------------------------------------------------------------------------------------
              Volume Discount                                                                                           $(***)
              Greater than 1,000,000
              (per acct selected)
------------------------------------------------------------------------------------------------------------------------------------
       (5). TAC File Audit                                                                                              $(***)
------------------------------------------------------------------------------------------------------------------------------------
       (6). Tape Charges                                                                                                $(***)
------------------------------------------------------------------------------------------------------------------------------------
       (7). Special Reports
------------------------------------------------------------------------------------------------------------------------------------
               Audit Confirmation                                                                                       $(***)
                Statements
------------------------------------------------------------------------------------------------------------------------------------
               Sales Call Cards                                                                                         $(***)
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                                             "Confidential Treatment Requested
                                                                                              and the Redacted Material has been
                                                                                              separately filed with the Commission."
------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
                  ITEM                      ONE TIME CHARGE PER       MONTHLY CHARGE PER      MONTHLY CHARGE PER          PER
                                                   SYSTEM                   SYSTEM                SUBSCRIBER             ITEM
------------------------------------------------------------------------------------------------------------------------------------
      (8).   Auto dialer
------------------------------------------------------------------------------------------------------------------------------------
             a.   Records read                                                                                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
             b.   Minimum charge per                                                                                     $(***)
                  report
------------------------------------------------------------------------------------------------------------------------------------
             c.   Maximum charge per                                                                                     $(***)
                  report
------------------------------------------------------------------------------------------------------------------------------------
      (9).   Labels (printed at CSG's
             Production Facility)
------------------------------------------------------------------------------------------------------------------------------------
             Set-up fee per select                                                                                       $(***)
             (per system)
------------------------------------------------------------------------------------------------------------------------------------
             a.   Cheshire labels                                                                                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                   Volume Discount
------------------------------------------------------------------------------------------------------------------------------------
                   Greater than                                                                                          $(***)
                   100,000 (indiv. job)
------------------------------------------------------------------------------------------------------------------------------------
                   Greater than                                                                                          $(***)
                   500,000 (indiv. job)
------------------------------------------------------------------------------------------------------------------------------------
             b.    Cheshire Labels w/                                                                                    $(***)
                   carrier sort
------------------------------------------------------------------------------------------------------------------------------------
                    Volume Discount
------------------------------------------------------------------------------------------------------------------------------------
                     Greater than                                                                                        $(***)
                     100,000 (indiv. job)
------------------------------------------------------------------------------------------------------------------------------------
                     Greater than                                                                                        $(***)
                     500,000 (indiv. job)
------------------------------------------------------------------------------------------------------------------------------------
             c.     Applying Cheshire                                                                                    $(***)
                    labels (each)
------------------------------------------------------------------------------------------------------------------------------------
             d.      LAB labels                                                                                          $(***)
------------------------------------------------------------------------------------------------------------------------------------
             e.      4-Up Gum Labels                                                                                     $(***)
------------------------------------------------------------------------------------------------------------------------------------
             f.      4-Up Gum Labels w/                                                                                  $(***)
                     carrier sort
------------------------------------------------------------------------------------------------------------------------------------
II.   Other Ancillary Services
------------------------------------------------------------------------------------------------------------------------------------
A.    Equipment Inventory                                                                                                Incl. in
                                                                                                                           BSC
------------------------------------------------------------------------------------------------------------------------------------
B.    Tape transmission                                                                                                  Incl. in
      (lockbox)                                                                                                           BSC
------------------------------------------------------------------------------------------------------------------------------------
C.    Audio response units
      1.  Access fee                                                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
      2.  Transaction charge                                                                                             $(***)
          (per PPV item)
------------------------------------------------------------------------------------------------------------------------------------
D.    Automatic Number
      Identification (ANI)
------------------------------------------------------------------------------------------------------------------------------------
      1.  Access fee                                                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
      2.  Transaction fee (per                                                                                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
E.    Autopackaging (maximum                                                                    Incl. in BSC
      $(***))
------------------------------------------------------------------------------------------------------------------------------------
F.    Pay Per View
------------------------------------------------------------------------------------------------------------------------------------
      1.  PPV events (per event)                                                                                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
      2.  Build events, per                                                    $(***)
          supplier tape
------------------------------------------------------------------------------------------------------------------------------------
      3.  Event schedule download                                              $(***)
------------------------------------------------------------------------------------------------------------------------------------
      4.  Output of                                                                                                      $(***)
          Authorization Profiles
------------------------------------------------------------------------------------------------------------------------------------
G.    Account number format                           $(***)
      change
------------------------------------------------------------------------------------------------------------------------------------
H.    Addition for a system,
      principle or agent
------------------------------------------------------------------------------------------------------------------------------------
      1.  Setup of new system                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
      2.  Setup of new                                $(***)
          principal/agent
------------------------------------------------------------------------------------------------------------------------------------
      3.  Add new agents (up to                       $(***)
          10)
------------------------------------------------------------------------------------------------------------------------------------
I.    Equipment interfaces
------------------------------------------------------------------------------------------------------------------------------------
       Charge for TAC Interface                                          Incl. in BSC
------------------------------------------------------------------------------------------------------------------------------------
       Charge for Non-TAC                                                      $(***)
       Interface (exclusive of
       HITS Digital)
------------------------------------------------------------------------------------------------------------------------------------
       TCI Download and Refresh                                                                                          $(***)
------------------------------------------------------------------------------------------------------------------------------------
       DMX Monthly Fees                                                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
        Volume Discount
        ---------------
------------------------------------------------------------------------------------------------------------------------------------
           1 to 35 System Sites                                                $(***)
------------------------------------------------------------------------------------------------------------------------------------
           36 to 70 System Sites                                               $(***)
------------------------------------------------------------------------------------------------------------------------------------
           71 to 140 System Sites                                              $(***)
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                                              "Confidential Treatment Requested
                                                                                              and the Redacted Material has been
                                                                                              separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
                            ITEM                            ONE TIME               MONTHLY                MONTHLY
                                                           CHARGE PER            CHARGE PER              CHARGE PER         PER
                                                            SYSTEM                 SYSTEM                SUBSCRIBER        ITEM
------------------------------------------------------------------------------------------------------------------------------------
           greater than 140 users                                                     $(***)
------------------------------------------------------------------------------------------------------------------------------------
J.   Special reports (each request)
------------------------------------------------------------------------------------------------------------------------------------
     1.    Duplicate terminal address reports                 $(***)
------------------------------------------------------------------------------------------------------------------------------------
     2.    Duplicate house address report                     $(***)
------------------------------------------------------------------------------------------------------------------------------------
     3.    Duplicate house/sub compare report                 $(***)
------------------------------------------------------------------------------------------------------------------------------------
     4.    Duplicate sub/converter compare report             $(***)
------------------------------------------------------------------------------------------------------------------------------------
     5.    Duplicate phone report                             $(***)
------------------------------------------------------------------------------------------------------------------------------------
     6.    Trouble call reports
------------------------------------------------------------------------------------------------------------------------------------
           a.   Repeat trouble calls within 30                                          $(***)
                days(CPWM-060)
------------------------------------------------------------------------------------------------------------------------------------
           b.   Trouble calls within 60 days of                                         $(***)
                install (CPWM-400)
------------------------------------------------------------------------------------------------------------------------------------
K.   Tape Requests (per request)
------------------------------------------------------------------------------------------------------------------------------------
     1.   Subscriber Masterfile                               $(***)
------------------------------------------------------------------------------------------------------------------------------------
     2.   House Masterfile                                    $(***)
------------------------------------------------------------------------------------------------------------------------------------
     3.   Converter Masterfile                                $(***)
------------------------------------------------------------------------------------------------------------------------------------
     4.   Work Order Masterfile                               $(***)
------------------------------------------------------------------------------------------------------------------------------------
     5.   General Ledger                                      $(***)
------------------------------------------------------------------------------------------------------------------------------------
     6.   Financial Summary Tape                              $(***)
------------------------------------------------------------------------------------------------------------------------------------
     7.   General Ledger & Financial Summary                  $(***)
------------------------------------------------------------------------------------------------------------------------------------
L.   User data/ report data files - special services
------------------------------------------------------------------------------------------------------------------------------------
     1.   Late user data file cards                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
     2.   Late reports data file cards                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
     3.   Late statement message card                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
     4.   Special user data file build                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
     5.   Special reports data file build                     $(***)
------------------------------------------------------------------------------------------------------------------------------------
M.   Deconversion fees
------------------------------------------------------------------------------------------------------------------------------------
     1.   Deconversion per Site                               $(***)
------------------------------------------------------------------------------------------------------------------------------------
N.   Statement Reruns
------------------------------------------------------------------------------------------------------------------------------------
     1.   Monetary                                            $(***)sub
                                                             plus $(***)
------------------------------------------------------------------------------------------------------------------------------------
     2.   Non-Monetary                                        $(***)/sub
                                                             plus $(***)
------------------------------------------------------------------------------------------------------------------------------------
O.   Special Requests
------------------------------------------------------------------------------------------------------------------------------------
     1.   Cycle Freeze - per cycle per PRIN charge                                                                          $(***)
------------------------------------------------------------------------------------------------------------------------------------
P.   Converter Batch Upload Via Tape (each tape)              $(***)
------------------------------------------------------------------------------------------------------------------------------------
Q.   Mass Adjustments                                                                                                       $(***)
------------------------------------------------------------------------------------------------------------------------------------
R.   Data Extracts                                            Quote                                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
S.   Dialog (1st sign-on ID at no charge)
------------------------------------------------------------------------------------------------------------------------------------
     1.   Each Additional ID                                                            $(***)
------------------------------------------------------------------------------------------------------------------------------------
     2.   Passport                                            $(***)
------------------------------------------------------------------------------------------------------------------------------------
     3.   Software/Diskette (each)                            $(***)
------------------------------------------------------------------------------------------------------------------------------------
T.   Expand Bill Codes                                                                  $(***) plus           $(***)/sub
     (subscribers who exceed                                                                                  who exceed 24
     24 billing codes)                                                                                        billing codes.
------------------------------------------------------------------------------------------------------------------------------------
U.   Frequent Buyer Program
     (data storage and processing)
------------------------------------------------------------------------------------------------------------------------------------
          Number of Subscribers                                                              Monthly Access Fee
------------------------------------------------------------------------------------------------------------------------------------
          0 - 10,000                                                                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
          10,001 - 50,000                                                                    $(***)
------------------------------------------------------------------------------------------------------------------------------------
          50,001 - 100,000                                                                   $(***)
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                                              "Confidential Treatment Requested
                                                                                              and the Redacted Material has been
                                                                                              separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
            ITEM                                  ONE TIME         MONTHLY         MONTHLY
                                                 CHARGE PER       CHARGE PER      CHARGE PER          PER
                                                   SYSTEM           SYSTEM        SUBSCRIBER         ITEM
------------------------------------------------------------------------------------------------------------------------------------
       100,001 - 200,000                                            $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       200,001 - 500,000                                            $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       Over 500,000                                                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
W.  System Enhancements
------------------------------------------------------------------------------------------------------------------------------------
       Programming Charge per hour                                                                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
X.  Deconversion Fees/Per Basic Subscriber                                                         $ (***)
------------------------------------------------------------------------------------------------------------------------------------
Y.  Refund Check
------------------------------------------------------------------------------------------------------------------------------------
    1. Refund Check Prep                                                                           $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    2. Refund Check DR Posted                                                                      $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    3. Refund Check Account File                                                                   $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    4. Money Order Processing                                                                      $ (***)
------------------------------------------------------------------------------------------------------------------------------------
Z.  Computer Based Training
------------------------------------------------------------------------------------------------------------------------------------
       Students Number                                                                             $ (***)
       (Instructor+1 Student/month)
------------------------------------------------------------------------------------------------------------------------------------
    1. Additional Student #s (per month)                                                           $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    2. Course Materials                                                                            $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    3. Code Table Books                                                                            $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    4. Job Aids (per set)                                                                          $ (***)
------------------------------------------------------------------------------------------------------------------------------------
AA. TCI Marketing Download                                                        Incl. in BSC
------------------------------------------------------------------------------------------------------------------------------------
AB. CCS Host System Availability-                                                    $ (***)
    High System Availability Option (option to
    execute expires 12/01/97).
    (Requires a minimum of 7 million subscribers)
------------------------------------------------------------------------------------------------------------------------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                         "Confidential Treatment Requested
CCS(TM) VIDEO CONVERSION SERVICES        and the Redacted Material has been
---------------------------------        separately filed with the Commission."
(REIMBURSABLE EXPENSES ARE EXCLUDED AND BILLABLE):

A. For Manual Conversions with subscriber counts of less than 20,000:
---------------------------------------------------------------------
CSG Start-Up Fee - $(***)
CSG Support  - $(***)/day plus Reimbursable Expenses
On Data Bases Over 10K Subs, CSG will offer the following:
- Programmatic Load of House Data - $(***)
- Programmatic Load of Converter Data - $(***)

B. For Programmatic Conversions:
--------------------------------


           PROGRAMMATIC CONVERSION                                    SITE SIZE
---------------------------------------------------------------------------------------------------------
                                               20,000  to   30,000  to   60,000  to   Greater than 90,000
                                               29,999       59,999       90,000
---------------------------------------------------------------------------------------------------------
1. Known Processor*
---------------------------------------------------------------------------------------------------------
   Total Conversion/Implementation Fee         $ (***)      $ (***)      $ (***)      $ (***)
---------------------------------------------------------------------------------------------------------
2. FOREIGN PROCESSOR
---------------------------------------------------------------------------------------------------------
   Total Conversion/Implementation Fee         $ (***)      $ (***)      $ (***)      $ (***)
---------------------------------------------------------------------------------------------------------

*Known Processors: BSI, EDS - System 1 (CMS), Service Electric, CableData, ISD, Toner, Parallex, Touchstone, Cablestar, Quickdata, SUMMITrak.

C. Cablemax Conversions:
------------------------
Total conversion and implementation fee- $(***) per System Site.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."
2.  TECHNICAL SERVICES FEES -
-----------------------------

Fees vary depending on the project.  See the respective Statement of Work.

Standard Hourly Rates for Consultants are as follows:

Associate            $(***)  per hour  minimum of $(***)  per day
Consultant           $(***)  per hour  minimum of $(***)  per day
Senior Consultant    $(***)  per hour  minimum of $(***)  per day
Principal            $(***)  per hour  minimum of $(***)  per day
Project Manager      $(***)  per hour  minimum of $(***)  per day
Director             $(***)  per hour  minimum of $(***)  per day
Vice President       $(***)  per hour  minimum of $(***)  per day

3.  CCS(TM) - ISP SERVICES FEES -
---------------------------------

Basic Monthly Subscriber Charge (herein after referred to as BSC) -

           Monthly Subscriber Volume     Monthly Fee Per Subscriber
           -------------------------     --------------------------
           0 to 99,999                   $(***)
           100,000 to 349,999            $(***)
           350,000 to 749,999            $(***)
           750,000 to 999,999            $(***)
           1,000,000 and greater         $(***)

Monthly Per System/Principle Charge included in BSC.
On-Line Allowance And Overage Charges:

           Year             Monthly Subscriber Minimums       Monthly Fee Minimums
           ----             ---------------------------       --------------------
           1998             10,000                           $ (***)
           1999             100,000                          $ (***)
           2000             350,000                          $ (***)
           2001             750,000                          $ (***)
           2002             1,000,000                        $ (***)
           2003 to 2012*

          *The monthly processing fee minimum for the years 2003 to 2012 will commence using the year 2002 monthly processing fee minimum adjusted annually pursuant to the terms and conditions of the Master Agreement.

                         ITEM                       MONTHLY ON-LINE                  MONTHLY PER
                                                ALLOWANCE PER SUBSCRIBER           OVERAGE CHARGE
           --------------------------------------------------------------------------------------------
           A.     Work Orders on file                     7.64                         $ (***)
           --------------------------------------------------------------------------------------------
           B.     Statements stored on-line               6.25                         $ (***)
           --------------------------------------------------------------------------------------------
           C.     Details stored on-line                 45.84                         $ (***)
           --------------------------------------------------------------------------------------------
           D.     Memos stored on-line                    6.00                         $ (***)
           --------------------------------------------------------------------------------------------
           E.     Inactive subscribers on file             .40                         $ (***)
           --------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatement Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."
CCS-ISP ANCILLARY SERVICE FEES

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
               ITEM                                 ONE TIME          MONTHLY           MONTHLY
                                                     CHARGE         CHARGE PER        CHARGE PER             PER ITEM
                                                   PER SYSTEM         SYSTEM          SUBSCRIBER
------------------------------------------------------------------------------------------------------------------------------------

I.     Reporting & Decision
       Support Services
------------------------------------------------------------------------------------------------------------------------------------
A.     Microfiche
------------------------------------------------------------------------------------------------------------------------------------
       A.  Originals                                                                  Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
       B.  Duplicates                                                                                                $ (***)
------------------------------------------------------------------------------------------------------------------------------------
B.     Basic Vantage Reporting                                                        Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
C.     Selects
------------------------------------------------------------------------------------------------------------------------------------
       (1).   Set-up fee per report                                                   Included in BSC*          then $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       (2).   Select records to print                                                 Included in BSC*          then $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       (3).   Select records to magnetic tape                                         Included in BSC*          then $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       (4).   Tape Charges                                                                                           $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       (5).   Auto dialer
------------------------------------------------------------------------------------------------------------------------------------
              a.    Records read                                                      Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
              b.    Minimum charge per report                                         Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
              c.    Maximum charge per report                                         Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
       (6).   Labels (printed at CSG's Production
              Facility)
------------------------------------------------------------------------------------------------------------------------------------
              a.    Cheshire labels                                                                                  $ (***)
------------------------------------------------------------------------------------------------------------------------------------
              b.    LAB labels                                                                                       $ (***)
------------------------------------------------------------------------------------------------------------------------------------
II.    Other Ancillary Services
------------------------------------------------------------------------------------------------------------------------------------
A.     Equipment Inventory                                                            Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
B.     Autopackaging (maximum $(***))                                                 Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
C.     Account number format change                $ (***)
------------------------------------------------------------------------------------------------------------------------------------
D.     Addition for a system, principle
       or agent
------------------------------------------------------------------------------------------------------------------------------------
       1.     Setup of new system                  $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       2.     Setup of new principal/agent         $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       3.     Add new agents (up to 10)            $ (***)
------------------------------------------------------------------------------------------------------------------------------------
E.     File maintenance (each request)               Quote
------------------------------------------------------------------------------------------------------------------------------------
F.     Tape Requests (per request)
------------------------------------------------------------------------------------------------------------------------------------
       1.     Subscriber Masterfile                $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       2.     House Masterfile                     $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       3.     Converter Masterfile                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       4.     Work Order Masterfile                $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       5.     General Ledger                       $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       6.     Financial Summary Tape               $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       7.     General Ledger & Financial Summary   $ (***)
------------------------------------------------------------------------------------------------------------------------------------
G.     User data/ report data files -
       special services
------------------------------------------------------------------------------------------------------------------------------------
       1.     Late user data file cards            $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       2.     Late reports data file cards         $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       3.     Late statement message card          $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       4.     Special user data file build         $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       5.     Special reports data file build      $ (***)
------------------------------------------------------------------------------------------------------------------------------------
H.     Deconversion fees
------------------------------------------------------------------------------------------------------------------------------------
       1.     Deconversion per Site                $ (***)
------------------------------------------------------------------------------------------------------------------------------------
       2.     Online access fee                     Quote
------------------------------------------------------------------------------------------------------------------------------------
I.     Statement Reruns
------------------------------------------------------------------------------------------------------------------------------------
       1.     Monetary                           $ (***)/sub
                                                plus $(***)
------------------------------------------------------------------------------------------------------------------------------------
       2.     Non-Monetary                       $ (***)/sub
                                                plus $(***)
------------------------------------------------------------------------------------------------------------------------------------
J.     Special Requests
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
             ITEM                       ONE TIME              MONTHLY                MONTHLY
                                         CHARGE              CHARGE PER             CHARGE PER            PER ITEM
                                       PER SYSTEM             SYSTEM                SUBSCRIBER
------------------------------------------------------------------------------------------------------------------------------------
      1.     Cycle Freeze - per cycle
              per PRIN charge                                                                                   $(***)
------------------------------------------------------------------------------------------------------------------------------------
K.    Mass Adjustments (per SAM
       transaction)                                                                                             $(***)
------------------------------------------------------------------------------------------------------------------------------------
L.    Data Extracts                          Quote                                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
M.    Expand Bill Codes                                             $(***)              $(***)/sub who
      (subscribers who exceed 24 billing                              plus              exceed 24 billing
      codes)                                                                            codes.
------------------------------------------------------------------------------------------------------------------------------------
N.    System Enhancements
------------------------------------------------------------------------------------------------------------------------------------
             Programming Charge per hour                                                                        $(***)
------------------------------------------------------------------------------------------------------------------------------------

    *FIRST TEN (10) SELECTS ARE INCLUDED IN THE BSC.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                         "Confidential Treatment Requested
                                         and the Redacted Material has been
                                         separately filed with the Commission."
4. CCS(TM) TELEPHONY SERVICES FEES -
------------------------------------

Basic Monthly Subscriber Charge (herein after referred to as BSC) - $ (***)
INCLUDES:
1.   Customer record and file maintenance
2.   Processing of rated messages
3.   E911 updates
4.   Directory listing updates
5.   Number portability updates
6.   Customer Account  record exchange updates (CARE)
7.   Line information data base updates (LIDB)
8.   TAR updates
9. ESP Statement, one physical page/Telephony Format (excludes postage, paper and envelope costs).
         * Software development required is per Quote.
10.  Selected CCS Service Fees
11.  Basic Vantage Reporting Services


           MINIMUMS:
           Year             Monthly Subscriber Minimums  Monthly Processing Fee Minimums
           ----             ---------------------------  -------------------------------
           1998             10,000                       $ (***)
           1999             20,000                       $ (***)
           2000             30,000                       $ (***)
           2001             40,000                       $ (***)
           2002             50,000                       $ (***)
           2003 to 2012*

          *The monthly processing fee minimum for the years 2003 to 2012 will commence using the year 2002 monthly processing fee minimum adjusted annually pursuant to the terms and conditions of the Master Agreement.


Monthly Per System/Principle Charge included in BSC.
On-Line Allowance And Overage Charges:

           --------------------------------------------------------------------------------------------
                         ITEM                       MONTHLY ON-LINE                  MONTHLY PER
                                                ALLOWANCE PER SUBSCRIBER           OVERAGE CHARGE
           --------------------------------------------------------------------------------------------
           A.     Work Orders on file                    7.64                      $ (***)
           --------------------------------------------------------------------------------------------
           B.     Statements stored on-line              6.25                      $ (***)
           --------------------------------------------------------------------------------------------
           C.     Details stored on-line                45.84                      $ (***)
           --------------------------------------------------------------------------------------------
           D.     Memos stored on-line                   6.00                      $ (***)
           --------------------------------------------------------------------------------------------
           E.     Inactive subscribers on file           0.40                      $ (***)
           --------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                        "Confidential Treatment Requested
                                        and the Redacted Material has been
                                        separately filed with the Commission."

CCS TELEPHONY -  ANCILLARY SERVICE FEES

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
               ITEM                         ONE TIME              MONTHLY                 MONTHLY
                                             CHARGE             CHARGE PER               CHARGE PER               PER ITEM
                                           PER SYSTEM             SYSTEM                 SUBSCRIBER
------------------------------------------------------------------------------------------------------------------------------------
I.  Reporting & Decision
    Support Services
------------------------------------------------------------------------------------------------------------------------------------
A.  Microfiche
------------------------------------------------------------------------------------------------------------------------------------
    A.  Originals                                                                            Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
    B.  Duplicates                                                                                                      $ (***)
------------------------------------------------------------------------------------------------------------------------------------
B.  Basic Vantage Reporting                                                                  Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
C.  Selects
------------------------------------------------------------------------------------------------------------------------------------
    (1).   Set-up fee per report                                                             Included in BSC*      then $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    (2).   Select records to print                                                           Included in BSC*      then $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    (3).   Select records to magnetic tape                                                   Included in BSC*      then $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    (4).   Auto dialer
------------------------------------------------------------------------------------------------------------------------------------
           a.  Records read                                                                  Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
           b.  Minimum charge per report                                                     Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
           c.  Maximum charge per report                                                     Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
    (5).   Labels (printed at CSG's
           Production Facility)
------------------------------------------------------------------------------------------------------------------------------------
           a.  Cheshire labels                                                                                          $ (***)
------------------------------------------------------------------------------------------------------------------------------------
           b.  LAB labels                                                                                               $ (***)
------------------------------------------------------------------------------------------------------------------------------------
II. Other Ancillary Services
------------------------------------------------------------------------------------------------------------------------------------
A.  Equipment Inventory                                                                      Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
B.  Tape transmission (lockbox)
------------------------------------------------------------------------------------------------------------------------------------
    1.     Per remittance processor                                                          Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
    2.     Lockbox reversal                                                                  Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
C.  Autopackaging (maximum $(***))                                                           Included in BSC
------------------------------------------------------------------------------------------------------------------------------------
D.  Account number format change                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
E.  Addition for a system, principle or
    agent
------------------------------------------------------------------------------------------------------------------------------------
    1.     Setup of new system                   $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    2.     Setup of new principal/agent          $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    3.     Add new agents (up to 10)             $ (***)
------------------------------------------------------------------------------------------------------------------------------------
F.  File maintenance (each request)                Quote
------------------------------------------------------------------------------------------------------------------------------------
G.  Tape Requests (per request)
------------------------------------------------------------------------------------------------------------------------------------
    1.     Subscriber Masterfile                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    2.     House Masterfile                      $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    3.     Converter Masterfile                  $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    4.     Work Order Masterfile                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    5.     General Ledger                        $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    6.     Financial Summary Tape                $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    7.     General Ledger & Financial            $ (***)
           Summary
------------------------------------------------------------------------------------------------------------------------------------
H.  User data/ report data files -
    special services
------------------------------------------------------------------------------------------------------------------------------------
    1.     Late user data file cards             $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    2.     Late reports data file cards          $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    3.     Late statement message card           $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    4.     Special user data file build          $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    5.     Special reports data file build       $ (***)
------------------------------------------------------------------------------------------------------------------------------------
I.  Deconversion fees
------------------------------------------------------------------------------------------------------------------------------------
    1.     Deconversion per Site                 $ (***)
------------------------------------------------------------------------------------------------------------------------------------
    2.     Online access fee                       Quote
------------------------------------------------------------------------------------------------------------------------------------
J.  Statement Reruns
------------------------------------------------------------------------------------------------------------------------------------
    1.     Monetary                           $(***)/sub
                                              plus $(***)
------------------------------------------------------------------------------------------------------------------------------------
    2.     Non-Monetary                       $(***)/sub
                                              plus $(***)
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                         "Confidential Treatment Requested
                                         and the Redacted Material has been
                                         separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANCILLARY SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
              ITEM                      ONE TIME CHARGE       MONTHLY CHARGE PER       MONTHLY CHARGE PER
                                          PER SYSTEM               SYSTEM                 SUBSCRIBER            PER ITEM
------------------------------------------------------------------------------------------------------------------------------------
K.   Special Requests
------------------------------------------------------------------------------------------------------------------------------------
     1.     Cycle Freeze - per cycle
             per PRIN charge                                                                                    $(***)
------------------------------------------------------------------------------------------------------------------------------------
L.   Converter Batch Upload Via Tape
      (each tape)                           $(***)
------------------------------------------------------------------------------------------------------------------------------------
M.   Mass Adjustments (per SAM
      transaction)                                                                                              $(***)
------------------------------------------------------------------------------------------------------------------------------------
N.   Data Extracts                          Quote                                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
O.   Expand Bill Codes                                          $(***)                    $(***)/sub who
      (subscribers who exceed 24                                  plus                    exceed 24 billing
       billing codes.                                                                     codes
------------------------------------------------------------------------------------------------------------------------------------
P.   System Enhancements
------------------------------------------------------------------------------------------------------------------------------------
            Programming Charge per hour                                                                         $(***)
------------------------------------------------------------------------------------------------------------------------------------
Q.   Switch Polling                         Quote                                         Quote
------------------------------------------------------------------------------------------------------------------------------------
R.   New or updates to rate plans           Quote                                         Quote
------------------------------------------------------------------------------------------------------------------------------------
S.   Special reports, fiche, or research    Quote                                         Quote
------------------------------------------------------------------------------------------------------------------------------------
T.   CMDS Processing                        Quote                                         Quote
------------------------------------------------------------------------------------------------------------------------------------

*FIRST TEN (10) SELECTS ARE INCLUDED IN THE BSC.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                        "Confidential Treatment Requested
                                        and the Redacted Material has been
5. CCS(TM) DISCOUNTS-                   separately filed with the Commission."
---------------------

(a) Multiple CCS Services.  For any account (an "account" is defined as a
    ---------------------
subscriber assigned to one subscriber number) which receives more than one of the following CCS Services - wireline video, ISP or residential telephony, on the same account, the aggregate basic subscriber monthly charge for all of the CCS Services that are billed under such account will be calculated by taking the sum of the basic subscriber charge set forth on Schedule D for each CCS Service
                                                ----------
billed under such account and subtracting $(***) per account per month, for each CCS Service in excess of one, billed under such account. The $(***) discount is not subject to Section 4 of the Master Agreement.

(b) Incremental New Subscribers.  The basic subscriber charge for wireline video
    ---------------------------
subscribers set forth in Schedule D shall be eligible for discounts as follows:
                         ----------

The number of increments of 100,000 CCS wireline video subscribers in excess of the Minimum for CCS wireline video subscribers multiplied times the applicable Discount Factor set forth in the table below multiplied times the current basic subscriber charge for CCS wireline video subscribers.

Year                                                    Discount Factor
-----------------------------------------               ---------------
Effective Date through December 31, 1998                (***)%
January 1, 1999 through December 31, 1999               (***)%
January 1, 1999 through December 31, 2000               (***)%
January 1, 1999 through December 31, 2001               (***)%
January 1, 1999 through December 31, 2002               (***)%
January 1, 1999 through December 31, 2003               (***)%
January 1, 1999 through December 31, 2004               (***)%
January 1, 1999 through December 31, 2005               (***)%
January 1, 1999 through December 31, 2006               (***)%
January 1, 1999 through December 31, 2007               (***)%
January 1, 1999 through December 31, 2008               (***)%
January 1, 1999 through December 31, 2009               (***)%
January 1, 1999 through December 31, 2010               (***)%
January 1, 1999 through December 31, 2011               (***)%
January 1, 1999 through December 31, 2012               (***)%

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                       "Confidential Treatment Requested
                                       and the Redacted Material has been
                                       separately filed with the Commission."

6. CCS PRINT AND MAIL SERVICES FEES-
------------------------------------

--------------------------------------------------------------------------------------------------------------
                       ITEM/DESCRIPTION                                             PRICE
--------------------------------------------------------------------------------------------------------------
I.      ESP PROCESSING FEES
--------------------------------------------------------------------------------------------------------------
         A.   First Physical Page, Duplexed (Front & Back),
              Black & White Print Only
--------------------------------------------------------------------------------------------------------------
              1.  Generic Format                                          $(***)     per statement per month
--------------------------------------------------------------------------------------------------------------
              2.  Data Warehouse Format                                   $(***)     per statement per month
--------------------------------------------------------------------------------------------------------------
              3.  CCS ACSR/Telephony Format                                Quote
--------------------------------------------------------------------------------------------------------------
              4.  Custom Format                                            Quote
--------------------------------------------------------------------------------------------------------------
         B.   Additional Physical Pages*, Duplexed (Front &
              Back), Black & White Print Only
--------------------------------------------------------------------------------------------------------------
              1.  Statement                                               $(***)     per physical page per month
--------------------------------------------------------------------------------------------------------------
              2.  Ad Page/Coupon Page**                                   $(***)     per physical page per month
--------------------------------------------------------------------------------------------------------------
         C.   Start Up Fees
--------------------------------------------------------------------------------------------------------------
              Initial Cable System Location***                            $(***)
--------------------------------------------------------------------------------------------------------------
              Additional Cable System Locations****                       $(***)
--------------------------------------------------------------------------------------------------------------
         D.   CD-ROM Archival (only available for ESP
              statements)                                                 $(***)     per Data Frame plus postage
--------------------------------------------------------------------------------------------------------------
              1.  Duplicate CD-ROM (price each)                           $(***)
--------------------------------------------------------------------------------------------------------------
         E.   ESP Development and Programming                             $(***)     per hour/minimum per day
--------------------------------------------------------------------------------------------------------------
         F.   Special Request Build Fee                                   $(***)     per build, per System Site
--------------------------------------------------------------------------------------------------------------
         G.   Customized Statement Paper                                   Quote
--------------------------------------------------------------------------------------------------------------
         H.   ESP Deconversion Fee                                        $(***)     per hour
--------------------------------------------------------------------------------------------------------------

*NOTE: An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc. Only graphics from the ESP graphics library may be used on the additional physical page. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

** An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional physical page. No reverses or dark photos may be used, only gray scale graphics. This page may be duplexed, but only text may be printed on the back side. The conditional logic for this page can be by zip code or franchise. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

*** Initial Cable System Location start-up includes: 16 hours of format programming and standard ESP conversion efforts (data testing through ESP format with confirmation of data standards and verification and approval by customer). Additional format programming and conversion efforts billed at ESP Development and Programming rates.

**** Additional Cable System Location start-up includes: Standard ESP conversion efforts (data testing through ESP format with confirmation of data standards and verification and approval by customer). Pricing assumes no changes in format. Additional format programming and conversion efforts billed at ESP Development and Programming rates.


--------------------------------------------------------------------------------------------------------------
II.      PRINT AND MAIL ANCILLARY SERVICE FEES
--------------------------------------------------------------------------------------------------------------
         A.    Past Due Notices (excludes postage)
--------------------------------------------------------------------------------------------------------------
               1.  Generic, per notice                                   $(***)
--------------------------------------------------------------------------------------------------------------
               2.  Generic, with bold lettering,
                   per notice                                            $(***)
--------------------------------------------------------------------------------------------------------------
               3.  Custom, per notice                                     Quote
--------------------------------------------------------------------------------------------------------------
         B.    Computer Letters (excludes postage)
--------------------------------------------------------------------------------------------------------------
               1.  Generic, per letter                                   $(***)
--------------------------------------------------------------------------------------------------------------
               2.  Custom, per letter                                     Quote
--------------------------------------------------------------------------------------------------------------
         C.    Delinquency Labels
--------------------------------------------------------------------------------------------------------------
               1.  Spooled to site                                       $(***)  per label
--------------------------------------------------------------------------------------------------------------
               2.  Printed 4-up labels                                   $(***)  per label
--------------------------------------------------------------------------------------------------------------
               3.  Printed Cheshire labels                               $(***)  per label
--------------------------------------------------------------------------------------------------------------
               4.  Printed LAB labels                                    $(***)  per label
--------------------------------------------------------------------------------------------------------------
               5.  Reports ($(***) minimum charge)                       $(***)  per report, per site
--------------------------------------------------------------------------------------------------------------
         D.    Development and Programming                               $(***)  per hour/minimum per day
--------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                       "Confidential Treatment Requested
                                       and the Redacted Material has been
                                       separately filed with the Commission."

-----------------------------------------------------------------------------------------------------------------
                        ITEM/DESCRIPTION                                              PRICE
-----------------------------------------------------------------------------------------------------------------
         E.  Special Request Build Fee                                  $ (***) per build, per System Site
-----------------------------------------------------------------------------------------------------------------
         F.  Paper, Envelope, Supply Purchasing                         Quote
-----------------------------------------------------------------------------------------------------------------
         G.  Inserts
-----------------------------------------------------------------------------------------------------------------
             1.  Printing Services
-----------------------------------------------------------------------------------------------------------------
                 a.  Marketing/ad inserts                               Quote
-----------------------------------------------------------------------------------------------------------------
                 b.  Other communication                                Quote
-----------------------------------------------------------------------------------------------------------------
             2.  Processing (maximum of 5 inserts per statement)
-----------------------------------------------------------------------------------------------------------------
                 a.  Unfolded Program Guides                            $ (***) per insert
-----------------------------------------------------------------------------------------------------------------
                 b.  Folded Program Guide                               $ (***) per insert
-----------------------------------------------------------------------------------------------------------------
                 c.  Other Materials                                    $ (***) per insert
-----------------------------------------------------------------------------------------------------------------
                     Volume Discount for other materials                $ (***) per insert
                     insertion - (applies if all Cable Systems
                     receive same insert in the same month.)
------------------------------------------------------------------------------------------------------------------
                 d.  Folding By Machine                                 $ (***) per item
------------------------------------------------------------------------------------------------------------------
                 e.  Folding by Hand                                    $ (***) per item
------------------------------------------------------------------------------------------------------------------
             3.  Set-up charge
------------------------------------------------------------------------------------------------------------------
                 a.  Cycle size per site less than 5,000 statements     $ (***) per cycle
------------------------------------------------------------------------------------------------------------------
                 b.  Cycle size per site greater than 10,000
                     statements                                         No Charge
------------------------------------------------------------------------------------------------------------------
             4.  Late insert notification                               $ (***) per version per site
------------------------------------------------------------------------------------------------------------------
             5.  Late arrival of inserts                                $ (***) per version per site
------------------------------------------------------------------------------------------------------------------
             6.  Holds or notification of insufficient inserts          $ (***)
------------------------------------------------------------------------------------------------------------------
             7.  Returns to customer (handling fee)                     $ (***) (Shipping costs passed to
                                                                                customer)
------------------------------------------------------------------------------------------------------------------
NOTE:
SET UP FEE   $(***) per cycle per System Site for each System Site that prints less than 550 statements in a cycle. The set up fee will not be charged to newly converted System Sites until the System Site cycle spreads or five (5) months after the conversion date, whichever occurs first.
-----------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                       "Confidential Treatment Requested
7. CSG VANTAGE(TM) -                   and the Redacted Material has been
--------------------                   separately filed with the Commission."
One Time Start-up Fee (per System Site):
---------------------------------------

       SYSTEM SITE SUBSCRIBER COUNT     START UP FEE
       ----------------------------     ------------
       0 to 49,999                      $(***)
       50,000 to 99,999                 $(***)
       100,000 and greater              $(***)

Basic Vantage Reporting (per System Site):
-------------------------------------------
Monthly Subscriber Fee:    $(***) per Basic Subscriber
Includes 0.5 CPU Minutes per 1,000 Basic Subscribers, monthly maintenance, daily updates and file loads, initial file load, eight user ID's, installation and training services in Omaha, and Query Library (per query).

Training:
---------
*     Conversion
      1. Basic Vantage training at a regularly scheduled Omaha training class, as space permits. This will be allocated at one (1) class for up to two (2) people for the first $(***) (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional $(***) (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.
      2. Basic Vantage training at a scheduled regional training class, as space permits. This will be allocated at one (1) class for up to two
          (2) people for the first $(***) (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional $(***) (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.
      3. Basic Vantage training at a customer requested time and/or location is available on at the rate of $(***)/day plus Reimbursable Expenses for up to 8 students.

Ancillary Fees:
-----------------
*  Additional File Loads:   $ (***) per subscriber
*  Additional User IDs:     $ (***) each
*  File Structure Changes   $ (***) per hour
*  Application development  $ (***) per hour
*  Downline Load Software   $ (***) per site
*  Additional CPU usage     $ (***) per CPU minute

Static Database:
----------------
*  One Time Set-up Fee: $(***)
*  Monthly Load Fee: $(***)/data base
*  Monthly Disk Storage: $(***)/megabyte (minimum of $(***) per month)

Monetary Transactions (Customer may store between one and six months of data):
------------------------------------------------------------------------------
*  One Time Set-up Fee: $(***)
*  Monthly Processing Fee: $(***) per sub, $(***) minimum
*  Monthly Disk Storage:  $(***)/megabyte (minimum of $(***) per month)

Additional Work Order History:
------------------------------
*  One Time Set-up Fee:  $(***)
* Monthly Processing Fee: $(***) for each month beyond two years for each database
*  Monthly Disk Storage:  $(***)/megabyte (minimum of $(***) per month)

Scheduling Calendar:
--------------------
*  One Time Set-up Fee: $(***)
*  Monthly Processing Fee: $(***) for each monthly schedule stored
*  Monthly Disk Storage:  $(***)/megabyte (minimum of $(***) per month)

Cluster Coding:  Annual subscription pricing available on request
--------------

Third Party Software:
---------------------
Is not incorporated and a separate purchase order shall be executed for third party software at CSG's Standard Price List.

Output Charges:  Per agreement
--------------

NOTE:  CSG will store up to 13 months of Customer's financial data and up to 24
----
months of Customer's work order data in the CSG Vantage database for so long as Customer pays the Fees and Charges for Vantage.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                        "Confidential Treatment Requested
                                        and the Redacted Material has been
8. HITS DIGITAL -                       separately filed with the Commission."
-----------------

A. PERPETUAL SOFTWARE LICENSES IN ADDITION TO THE AGREEMENT FOR LICENSES FOR 300
--------------------------------------------------------------------------------
SYSTEM SITES EXECUTED BY THE PARTIES, DATED JUNE 30, 1997.
----------------------------------------------------------

     PERPETUAL SOFTWARE LICENSES:   $(***) per System Site
     *  Includes HITS Digital Access (1.0 specifications)
     * Includes CSG's standard one-time implementation for each System Location with work performed by CSG personnel in Omaha.

     MONTHLY SUPPORT SERVICES:
     System Site Size                  Monthly Fee per System Site
     -----------------                 ----------------------------
     0 - 9,999 subscribers             $ (***)
     10,000 - 24,999 subscribers       $ (***)
     25,000 and greater subscribers    $ (***)


B. HITS IMPLEMENTATION/TRAINING:
--------------------------------
     *  $(***) per day per person plus Reimbursable Expenses.


C. HITS INTERFACE DEVELOPMENT:
------------------------------
     * Development through 2.0 Specifications - $(***) per hour per person plus Reimbursable Expenses.
     * Development beyond 2.0 Specifications - $(***) per hour per person plus Reimbursable Expenses.

Fees vary depending on the project. The terms and conditions for each project will be set forth in the respective Statement of Work.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                    "Confidential Treatment Requested
                                    and the Redacted Material has been
                                    separately filed with the Commission."

9.  ACSR SOFTWARE LICENSE/MAINTENANCE/INSTALLATION/THIRD PARTY SOFTWARE-
------------------------------------------------------------------------

A. CSG LICENSE FEES (PRICES EXCLUDE THIRD PARTY SOFTWARE, HARDWARE,
-------------------------------------------------------------------
IMPLEMENTATION, INSTALLATION AND CUSTOMIZATION):
------------------------------------------------
ACSR Perpetual Licenses for 5,000 workstations:            $ (***)
     (Additional ACSR perpetual Licenses- $(***) per
     workstation)
ACSR Telephony Perpetual Licenses for 125 workstations:    $ (***)


CSG ANNUAL SOFTWARE MAINTENANCE FEES:
-------------------------------------
ACSR Perpetual Software License Maintenance Fees
      for 5,000 workstations:                              $ (***)
     (Additional ACSR Perpetual Software License
      Maintenance Fees- 20% of License Fees)
ACSR Telephony Perpetual Software License Maintenance
      Fees for 125 workstations:                           $ (***)

PAYMENT TERMS:
--------------
      *  Due at Contract Execution:                        $ (***)
      *  Due at September 30, 1997:                        $ (***)
      *  Due 60 days after Contract Execution:             $ (***)
      *  Due December 15, 1997                             $ (***)
      *  Due March 15, 1998                                $ (***)
      *  Due June 15, 1998                                 $ (***)
      *  Due July 15, 1998                                 $ (***)
NOTE: Subsequent years annual maintenance fees are due on the anniversary of CSG granting of the software license.


B.  INSTALLATION SERVICES (REIMBURSABLE EXPENSES ARE EXCLUDED AND BILLABLE):
----------------------------------------------------------------------------
ACSR ONLY INSTALLATION & STARTUP FEE:  $(***).
----
INCLUDES THE SUPPORT DETAILED IN THE MASTER AGREEMENT EXHIBIT (_).

ACSR TELEPHONY INSTALLATION & STARTUP FEES (IN ADDITION TO ACSR) - $(***).
--------------
INCLUDES THE ADDITIONAL SUPPORT DETAILED IN THE MASTER AGREEMENT EXHIBIT (_).

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                        "Confidential Treament Requested
                                        and the Redacted Material has been
                                        separately filed with the Commission."

ACSR/CIT/ACSR Telephony-Startup And Installation- Additional Services
----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               DESCRIPTION                   PRICE PER         PRICE PER          PRICE PER        PRICE PER        PRICE PER
                                                DAY              DEVICE             HOUR              ITEM            MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Site Survey (Per Location, $(***)/day                                                                  $ (***)
min)
-----------------------------------------------------------------------------------------------------------------------------------
Site Diagram ($(***)/day min)                                                                          $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Server Configuration, Software                                      $ (***)
Installation, and Testing (At CSG)
-----------------------------------------------------------------------------------------------------------------------------------
Site Prep, Server Installation, and                                 $ (***)
pre-production Support
-----------------------------------------------------------------------------------------------------------------------------------
4030 Installation ($(***)/day min)                                  $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Advantis Installation - 56k IP                                      $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Advantis Installation - Above 56k IP                                $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Printer Install ($(***)/day min)                                    $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Workstation Install ($(***)/day min)
-----------------------------------------------------------------------------------------------------------------------------------
    Quantity Per Site
-----------------------------------------------------------------------------------------------------------------------------------
    0 to 5                                                          $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
    6 to 11                                                         $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
    12 to 22                                                        $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
    23 to 33                                                        $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
    34 to 44                                                        $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
    45 to 65                                                        $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
LAN Hub Install ($(***)/day min)                                    $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Router Install ($(***)/day min)                                     $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Modem Install ($(***)/day min)                                      $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Copy of CBT On CD ROM - In                                                                             $ (***)
Addition To License/Maint Fee                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
User Guides - Paper                                                                                    $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
User Guides - Electronic w/right to copy                                                               $ (***)
(annual)
-----------------------------------------------------------------------------------------------------------------------------------
User Guide Right to Copy - Paper (Annual)                                                              $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Annual Fee for User Guide Updates - Paper                                                              $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Custom Technical Support-Hourly                                                      $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Custom Technical Support - Monthly                                                                                        $ (***)
Contract (includes 50 hours support)
-----------------------------------------------------------------------------------------------------------------------------------
1 Instructor Day User Training - Up to 8        $ (***)
Students
-----------------------------------------------------------------------------------------------------------------------------------
Hourly Technical Support, Consulting,                                                $ (***)
Systems Integration
-----------------------------------------------------------------------------------------------------------------------------------
AOI API License Fee (per application/per                                                               $ (***)
server interfaced)
-----------------------------------------------------------------------------------------------------------------------------------
AOI API Annual Maintenance Fee (per                                                                    $ (***)
application/per server interfaced
-----------------------------------------------------------------------------------------------------------------------------------
AML (ACSR Message Link) w/ Data                                                                        $ (***)
Warehouse - Perpetual License Fee
-----------------------------------------------------------------------------------------------------------------------------------
AML (ACSR Message Link) w/ Data                                                                        $ (***)
Warehouse - Annual Maintenance Fee
-----------------------------------------------------------------------------------------------------------------------------------
Forest & Trees License Fee (for CIT)                                $ (***)
-----------------------------------------------------------------------------------------------------------------------------------
Forest & Trees Annual Maintenance Fee                               $ (***)
(for CIT)
-----------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                       "Confidential Treatment Requested
                                       and the Redacted Material has been
                                       separately filed with the Commission."

C.  ACSR/ CIT/ ACSR TELEPHONY- (THIRD PARTY SOFTWARE):
------------------------------------------------------
NOTES:
1) All third party fees are subject to change per third party vendor agreements and are provided at CSG's Standard Price List
2) Other third party software may be required for Telephony depending on customer's interface requirements for E911, CARE, etc.
3) ACSR Telephony requires CSG's ACSR and ESP.

     *  THIRD PARTY LICENSE AND MAINTENANCE FEES      License (1 time)                       Maint (annual)
     Netmanage or Chameleon Host Link
         1 to 9 workstations                           $     (***)/per workstation           $    (***)
         10 to 25 workstations                         $     (***)/per workstation           $    (***)
         26 to 99 workstations                         $     (***)/per workstation           $    (***)
         100 to 499 workstations                       $     (***)/per workstation           $    (***)
         500 to 999 workstations                       $     (***)/per workstation           $    (***)

     Brixton PU2.1 SNA Core Software                   $     (***)/per server                $    (***)

     Brixton session for SNA server                    $     (***)/per 2 copies              $    (***)
      (2 required per workstation sold in blocks of
      20 only)

     Brixton 3270 solaris client (1 required per
      server only)                                     $     (***)/per copy                  $    (***)

     BEA Tuxedo (required with CIT or Telephony)       $     (***)/per workstation           $    (***)

     Platinum EPM Agent                                $     (***)/per server                $    (***)
      (required with CIT or Telephony)

     Platinum Forest & Trees* (1 required with CIT)    $     (***)/per copy                  $    (***)
       *1 recommended with Telephony
     Platinum Autosys Agent (required with Telephony)  $     (***)/per server                $    (***)

     Postalsoft (required with Telephony)              $     (***)/per workstation           $    (***)
                                                       ($(***) min)                         ($(***) min)

     *  THIRD PARTY SUBSCRIPTION FEES (ANNUAL)

     Postalsoft (required with Telephony)              US Addresses                        Canadian Addresses
         1 to 25 workstations                          $ (***)                               $ (***)
        26 to 50 workstations                          $ (***)                               $ (***)
       51 to 250 workstations                          $ (***)                               $ (***)
      251 to 500 workstations                          $ (***)                               $ (***)
             501+workstations                          $ (***)                               $ (***)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

10. CSG VANTAGEPOINT(TM) -
--------------------------

A. VANTAGEPOINT(TM) (VERSION 1.0) FOR VIDEO SERVICES:
-----------------------------------------------------
LICENSE FEE FOR ONE (1) PERPETUAL LICENSE (SINGLE SITE,
  12 USERS, UNLIMITED RECORDS):                                       $ (***)
       .  Payment Terms For License Fees: Due at contract execution   $ (***)
                                          Due at December 15, 1997    $ (***)
                                          Due at July 15, 1998        $ (***)

        Annual Software Maintenance Fee - Twenty percent
        (20%) of License Fee.
       .  Payment Terms For First Year Software Maintenance Fee:
                                          Due at contract execution   $ (***)

B. VANTAGEPOINT(TM) (VERSION 1.0) FOR TELEPHONY SERVICES:
---------------------------------------------------------
LICENSE FEE FOR ONE (1) PERPETUAL LICENSE (SINGLE SITE, 12 USERS,
LIMITED TO 500,000 RECORDS):                                          $ (***)
     Annual Software Maintenance Fee - Twenty percent (20%) of
      License Fee.                                                    $ (***)
       .  Payment Terms (Initial License Fee & First
           Year Maintenance):
                                          Due 60 days after
                                           Contract Execution         $ (***)
                                          Due December 15, 1997       $ (***)
                                          Due March 15, 1998          $ (***)
                                          Due June 15, 1998           $ (***)
LICENSE FEE FOR ADDITIONAL RECORDS IN EXCESS OF 500,000:
                                          500,001 to 1,000,000        $ (***)
                                          1,000,0001 and greater      $ (***)
     Annual Software Maintenance Fee for additional License Fees-
      Twenty percent (20%) of License Fee.
       .  Payment Terms (License Fee & First Year Maintenance):
                                          Due upon CSG granting of
                                           License for additional
                                           records.
C. NOTE:  Subsequent years annual maintenance fees are due on the anniversary
--------
of CSG granting of the software license.


D. MODULES INCLUDED PER PERPETUAL LICENSE:
------------------------------------------

Data Model/Conversion Engine
Marketing Analysis System
(includes 8 market MAS cubes and 76 standard reports)
Campaign Management System
Executive Information System
ESP Message Link
Predictive Modeling System

E. EXCLUSIONS:
--------------
 .  CSG agrees to pay for all required Third Party Software and other third party software associated with CSG VantagePoint.
 .  Customization to be subcontracted with Technical Services separately through a Statement of Work.
 .  Hardware and Equipment, CSG's Standard Price List.
 .  Training, CSG's Standard Price List.
 .  Installation, CSG's Standard Price List.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

11. ISP DOMAIN SERVER SOFTWARE            "Confidential Treatment Requested
------------------------------            and the Redacted Material has been
(SINGLE SITE LICENSE) -                   separately filed with the Commission."
------------------------------

PERPETUAL LICENSE FEE:
 .  $(***) per server (with up to 1,000,000 subscribers) due at delivery

ANNUAL SOFTWARE MAINTENANCE FEE:
 .  First year maintenance-         $(***) due at delivery
 .  Subsequent years maintenance-   20% of license fee


12. USAGE HANDLING SYSTEM -
---------------------------

Perpetual License Fee:
 .  $(***) per server (with up to 1,000,000 subscriber services) due at delivery

ANNUAL SOFTWARE MAINTENANCE FEE:
 .  First year maintenance-         $(***) due at delivery
 .  Subsequent years maintenance-   20% of license fee

13. ISP DOMAIN API'S  -
-----------------------

API Development        $(***) (plus development fees for scheduling and
                       inventory functionality)

API PERPETUAL LICENSE FEE:
 .  $(***) (License Fee is waived)

ANNUAL SOFTWARE MAINTENANCE FEE:
 .  First year maintenance-         $(***) due at delivery
 .  Subsequent years maintenance-   $(***)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                       "Confidential Treatment Requested
                                       and the Redacted Material has been
                                       separately filed with the Commission."

14.  DATA COMMUNICATION SERVICES-
---------------------------------
CSG agrees to provide Customer through December 31, 1997, for each System Site that used CSG Services prior to August 1, 1997 the following communication services.

* For all System sites with equal to or greater than 12,000 subscribers, CSG will provide, at no cost to Customer, the necessary hardware, software, communication line and communication equipment to provide communication services to such System Sites.

* For System Sites with equal to or greater than 12,000 subscribers but less than 50,000 subscribers, the communication line provided will be a 9600 baud circuit.

* For System Sites with equal to or greater than 50,000 subscribers, but less than 75,000 subscribers, the communication line provided will be a 14,400 baud circuit.

* For System Sites with 75,000 and more subscribers, the communication line provided will be a 19,300 baud circuit.

Customer will be responsible for all communication charges for System Sites with less than 12,000 subscribers and for any "Satellite office."

For all System Sites that initiated services after July 31, 1997, Customer will be responsible for all communication services charges.

Effective January 1, 1998, Customer will be responsible for all communication services charges, regardless of the date that CSG services were initiated.

DATA COMMUNCATION SERVICES - (WITHOUT DBAN)

-----------------------------------------------------------------------------------------------------------------------------------
 NUMBER OF        MAXIMUM PRINTERS                        CIRCUIT SPEED/Without DBAN                 INSTALLATION        MONTHLY
 DEVICES*            SUPPORTED**                    (M-P = MULTIPLE LOCATIONS PER CIRCUIT)              CHARGE           CHARGE****
                                                    (P-P = DEDICATED CIRCUIT PER LOCATION)
-----------------------------------------------------------------------------------------------------------------------------------
1 - 4***             1-480 CPS                                 M-P 4.8 KBPS / SNA                       $(***)            $(***)
------------------------------------------------------------------------------------------------------------------------------------
10 - 35              1-475 LPM                                 P-P 9.6 KBPS / SNA                       $(***)            $(***)
                     1-480 CPS
------------------------------------------------------------------------------------------------------------------------------------
3546 - 75            1-600 LPM                                 P-P 19.2 KBPS / SNA                      $(***)            $(***)
                     1-475 LPM
------------------------------------------------------------------------------------------------------------------------------------
76 - 160             2-600 LPM                                 P-P 56 KBPS / SNA                        $(***)            $(***)
                     2-475 LPM
------------------------------------------------------------------------------------------------------------------------------------
NOTE:
          *  DEVICES equals terminals, printers, addressable, ARU, and ANI connections.
             Requires 3174-91R controller or SNA gateway.
             Printers just being used for screen print are counted as devices but are not included here.

         **  Requires IBM 3174 controller or SNA gateway.

        *** Printers just being used for screen print are counted as devices but are not included here.

       **** Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; 14.4 KBPSand 19.2 KBPS,; and 56KBPS dial-back-up capability price $(***) per month, one time installation $(***). Each site must supply two business lines to connect to the dial-back-up modem. In addition, customer will pay any usage charges incurred. This capability backs up only the circuit, does not support modems or node. 56 KBPS/SNA circuit is required for each server running to ACSR software. If Customer requests to add DBAN to an existing circuit, the additional fee is a one time charge of $(***) for 9.6 and 19.2KBPS circuits plus
             $(***) per month. Customers are responsible for having two (2) Full
             Business Lines (FBL) installed to support their DBAN on the 9.6 and
             19.2 line speeds. The Customer is responsible for any installation fees and monthly recurring fees. For a 56KBPS circuit Customer the additional fee is a one time charge of $(***) plus $(***) per month.

             When DBAN is activated, Customer will incur long distance expenses while operating on the back up lines.

             Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to the following
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."
--------------------------------------------------------------------------------
    monthly surcharges: submissions of special bid from CSG's Network Provider. Alaska- $(***) (Circuit) ; N/A (Dial-Back-Up) Hawaii- $(***) (Circuit); $(***) (Dial-Back-Up) Puerto Rico- $(***) (Circuit) ; $(***) (Dial-Back-Up)
--------------------------------------------------------------------------------
Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                    "Confidential Treatment Requested
                                    and the Redacted Material has been
                                    separately filed with the Commission."

DATA COMMUNCATION SERVICES - (WITH DBAN)

-----------------------------------------------------------------------------------------------------------------------------------
 NUMBER OF         MAXIMUM PRINTERS                    CIRCUIT SPEED/With DBAN               INSTALLATION        MONTHLY
 DEVICES*             SUPPORTED**                (P-P = DEDICATED CIRCUIT PER LOCATION)         CHARGE           CHARGE****
-----------------------------------------------------------------------------------------------------------------------------------
1 - 35                1-475 LPM                       P-P 9.6 KBPS / SNA                         $(***)           $(***)
                      1-480 CPS
-----------------------------------------------------------------------------------------------------------------------------------
35 - 75               1-600 LPM                       P-P 19.2 KBPS / SNA                        $(***)           $(***)
                      1-475 LPM
-----------------------------------------------------------------------------------------------------------------------------------
76 - 160              2-600 LPM                       P-P 56 KBPS Fan Out / SNA                  $(***)           $(***)
                      2-475 LPM
-----------------------------------------------------------------------------------------------------------------------------------

NOTE:
          * DEVICES equals terminals, printers, addressable, ARU, and ANI connections.

         **  Requires IBM 3174 controller or SNA gateway.

        *** Printers just being used for screen print are counted as devices but are not included here.

       **** Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; 19.2 KBPS; and 56KBPS.

             Customers are responsible for having two (2) Full Business Lines
             (FBL) installed to support their DBAN on the 9.6 and 19.2 line speeds. The Customer is responsible for any installation fees and monthly recurring fees.

             When DBAN is activated, Customer will incur long distance expenses while operating on the back up lines.

             Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to submissions of special bid from CSG's Network Provider.
--------------------------------------------------------------------------------

Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                         "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

                               TCP/IP CONNECTIONS
                          DATA COMMUNICATIONS PRICING
                   HOST SERVER REQUIRED AT CUSTOMER LOCATION

-----------------------------------------------------------------------------------------------------------------------------------
                                                 CIRCUIT SPEED                          INSTALLATION                    MONTHLY*
                                    (P-P = DEDICATED CIRCUIT PER LOCATION)                 CHARGE                        CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
PRIMARY/CONNECTION
------------------------------------------------------------------------------------------------------------------------------------
IP CIRCUITS                                         56 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                   128 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                   256 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                   512 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                 1,544 MBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     SECOND LEASED LINE IS AVAILABLE EQUAL TO THE PRIMARY LINE
                                                 CIRCUIT SPEED                          INSTALLATION                    MONTHLY*
                                    (P-P = DEDICATED CIRCUIT PER LOCATION)                 CHARGE                        CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Secondary Connection
------------------------------------------------------------------------------------------------------------------------------------
                                                    56 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                   128 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                   256 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                   512 KBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------
                                                 1,544 MBPS                                $(***)                        $(***)
------------------------------------------------------------------------------------------------------------------------------------

NOTE:
       Token ring or SDLC adapter card can be installed in any of the above configurations.
       Token Ring Card is $(***) per month.
       SDLC Adapter Card/SNA Support is $(***) per month.

    *  All IP connections require a back up connection as reviewed with CSG's
       Engineer.Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; 14.4 KBPS; and 19.2 KBPS, dial- back-up capability price $(***) per month, one time installation $(***). Each site must supply two business lines to connect to the dial-back-up modem. In addition, customer will pay any usage charges incurred. This capability backs up only the circuit, does not support modems or node. 56 KBPS circuit is required to support CSG's data warehouse product.

       Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to submissions of special bid from CSG's
       Network Provider.
------------------------------------------------------------------------------------------------------------------------------------

Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                      "Confidential Treatment Requested
                                      and the Redacted Material has been
                                      separately filed with the Commission."

NETWORK SERVICES - TIMELINES AND PRICING

-------------------------------------------------------------------------------------------------------------------------------
                                                              # OF WORK DAYS
           TYPE OF SERVICE                           (Mon. - Fri. excluding holidays)                          PRICING
-------------------------------------------------------------------------------------------------------------------------------
SNA Circuit installations              35 work days from entry into CSG's order process system.       per Customer contract
                                       Entry into the system can take 2 - 5 days after the physical site information (complete address, technical contact and
                                       phone number) is verified.
                                       40 work days from entry into CSG's order process system
Multi-Protocol (MPN) Circuit           after design review of your network configuration which can
installations                          take 7 - 10 days.
-------------------------------------------------------------------------------------------------------------------------------
Circuit expedites (SNA circuits only   25 work days (no guarantee on meeting requested delivery       $(***) Processing fee,
-- multi-protocol circuits can not     date)                                                          plus installation and
be expedited)                                                                                         monthly line fees.
-------------------------------------------------------------------------------------------------------------------------------
Change circuit speed (upgrades from
4.8 to 9.6, 9.6 bridged to 9.6
point to point, and from 19.2 to
56k are not included because a new     35 work days                                                   $(***) processing
circuit is required)                                                                                  fee/plus installation
       9.6 point to point to 14.4 or                                                                  cost and monthly line
       19.2 (only requires a modem                                                                    fees
       change)
-------------------------------------------------------------------------------------------------------------------------------
Disconnect circuit (Can not be         30 work days                                                   $(***)
expedited)
-------------------------------------------------------------------------------------------------------------------------------
On-Prem move                           20 work days                                                   $(***) plus telco charges
-------------------------------------------------------------------------------------------------------------------------------
Off-Prem move
       Disruptive                      25 work days                                                   $(***) plus telco charges
       Non-disruptive (New Start Up)   35 work days plus 2 -5 days for verification of
                                       address, technical contact and phone number.
-------------------------------------------------------------------------------------------------------------------------------
Dial Back up to an Alternate Node      35 work days                                                   $(***) plus cost of new
(DBAN)                                                                                                telco line*
-------------------------------------------------------------------------------------------------------------------------------
Switched 56 Backup (56kbps only)       35 work days                                                   $(***) plus cost of new
                                                                                                      telco line *
-------------------------------------------------------------------------------------------------------------------------------
Passport/ TCP/IP Dial                  10 work days                                                   $(***)  plus a one time
                                                                                                      $(***) diskette charge**
-------------------------------------------------------------------------------------------------------------------------------
NOTE: Expedites for the following services will incur an additional processing fee                    $(***) (expedite
                                                                                                      processing fee)
-------------------------------------------------------------------------------------------------------------------------------
Access Changes (Region Change, Group   5 work days                                                    $(***) per controller
ID Change, Sys/Prin Add/Delete)
-------------------------------------------------------------------------------------------------------------------------------
Add Terminal Controller Unit (Add PU)  15 work days                                                   $(***)
-------------------------------------------------------------------------------------------------------------------------------
Change Terminal Controller Unit        15 work days                                                   $(***)
-------------------------------------------------------------------------------------------------------------------------------
Delete Terminal Controller Unit        15 work days                                                   $(***)
(Delete PU)
-------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                        "Confidential Treatment Requested
                                        and the Redacted Material has been
                                        separately filed with the Commission."

-------------------------------------------------------------------------------------------------------------------------------
                                                              # OF WORK DAYS
           TYPE OF SERVICE                           (Mon. - Fri. excluding holidays)                          PRICING
-------------------------------------------------------------------------------------------------------------------------------
Reconfigure Terminal                   10 work days                                                   $(***)
Controller/Brixton (various order
types/changes requires a
reconfiguring of  the
controller/addressable device)
-------------------------------------------------------------------------------------------------------------------------------
Add R# (Remote Job Entry)              30 work days                                                   $(***) (first time setup)
Add R# - Change to existing setup      30 work days                                                   $(***) (change from
                                                                                                      existing setup)
-------------------------------------------------------------------------------------------------------------------------------
Add Ports for terminals, printers,     15 work days                                                   $(***) per port, $(***)
PC's and additional sessions                                                                          max/controller
-------------------------------------------------------------------------------------------------------------------------------
Change ports                           15 work days                                                   $(***) per port
-------------------------------------------------------------------------------------------------------------------------------
Delete ports                           15 work days                                                   $(***) per port
-------------------------------------------------------------------------------------------------------------------------------
Re-installation of an addressable      10 work days (assumes all programming and connectivity         $(***) per hour
device (assumes device was             remained unchanged)                                            (1 hour minimum)
previously disconnected by
Customer)
-------------------------------------------------------------------------------------------------------------------------------
Add Ports for addressable devices      20 work days                                                   per contract exhibit
-------------------------------------------------------------------------------------------------------------------------------
Change ports for addressable devices   20 work days                                                   per contract exhibit
-------------------------------------------------------------------------------------------------------------------------------
Add PU for addressable devices         20 work days                                                   per contract exhibit
-------------------------------------------------------------------------------------------------------------------------------

    * client will incur reoccurring monthly charges plus usage rate ** client will incur hourly usage rate

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

EQUIPMENT INSTALLATION OUTSIDE NORMAL WORK HOURS
-------------------------------------------------

* Technicians are available for over-the-phone equipment installation during the hours of 5:00 AM and 9:00 PM CST Monday through Friday at no additional charge to the Customer. If a Customer prefers to have a device installed outside the established work hours, on a weekend, or a holiday --- the Customer will be billed at a rate of $(***) per hour (1 hour minimum) for technical assistance

TECHNICAL AND ENGINEERING SERVICES/SUPPORT - CSG charges for consulting
--------------------------------------------
services, non-standard installation services and technical assistance on Customer owned/leased equipment or Customer local/wide area networks)

* Technical onsite visit is $(***) per day (8 hour day) plus travel and related expenses
*  Consulting Services via phone is $(***) per hour (1 hour minimum)

DIRECT CONNECT INTO THE CSG MILLENIUM CENTER
--------------------------------------------
(For Customer Frame Relay Configurations)

INSTALLATION FEE:    $(***)
MONTHLY RECURRING:   $(***)

CSG DIRECT CONNECT (CUSTOMER FRAME RELAY):
------------------------------------------
If a Customer chooses to do a direct connect into the CSG Denver facility, there are charges associated with this connection. CSG has equipment in place to isolate our Customers from one another and to provide a firewall to the mainframe services CSG offers.

CSG Customers are responsible for there own circuit(s) into the facility as well as any equipment associated with that circuit, including the DSU(s) and router(s). CSG would then provide a "subnet" into our Cisco router equipment. Mainframe services are provided through our router equipment. The costs associated with this connectivity includes a one-time connect fee, and a monthly fee thereafter. All Frame Relay connections must be reviewed with a CSG Engineer.

CSG'S DIRECT CONNECT SERVICES INCLUDE:
1.  Cisco 7000 and Cisco 7206 Routers
    *  CSG's access to the mainframe services
    *  Redundant power supplies
    *  Configured for "Hot Standby" to provide redundancy and reliability
    *  Covered by Cisco on a 7/24 maintenance agreement
    *  Includes base unit
    *  Includes the cards necessary to supply the ports for our Customers
2.  Managed Hubs
    * Necessary to provide a "subnet" for each Customer on a private dedicated segment of the routers
3.  Cabinets
    *  Provide the necessary rack space to "cleanly" mount all equipment
4.  Facility Floor Space
    *  A temperature controlled, UPS'd facility for all Customer equipment
5.  Mainframe TIC Connection
    *  CSG pays a cost associated with our connection to the mainframe
6.  Remote Monitoring
    * Tools to monitor the Cisco routers, Token Ring subnets, and Ethernet subnets
    *  Tools to page an on-call engineer when a threshold has been exceeded
    *  Tools to do packet level analysis
    *  Tools to perform utilization/trending analysis
7.  Network Engineer
    *  To support CSG's direct connect equipment
    *  Does NOT provide coverage for the Customer's equipment

Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

CCS EQUIPMENT PRICING:
----------------------
Provided at CSG's then current rates.

Note: Customer is responsible for obtaining and installation of all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment and routers (the "Required Equipment") which are necessary in order for the Customer to utilize the Services and Products as defined in the Master Agreement. Customer shall be responsible for the Required Equipment, including, but not limited to the costs of procuring, installing, bar coding hardware/software, operating and maintaining such Required Equipment unless otherwise noted in the Customer's Master Agreement.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                        "Confidential Treatment Requested
                                        and the Redacted Material has been
                                        separately filed with the Commission."

15. FINANCIAL SERVICES' FEES -
------------------------------

A.  CREDIT CARD PROCESSING:
---------------------------
1. Real-time authorization and daily settlement of "one-off" credit card transactions
     (a) Start up fee                $(***)one time charge per system

     (b) Maintenance fee             $(***) monthly charge per system

     (c) Accepted transaction fee    $(***) per item

2. Recurring Credit Card Transactions
     (a) Accepted Transaction  Fee
     *   0-1,000 transactions        $(***) per item
     *   1,001 -2,000 transactions   $(***) per item
     *   2,001 - 3,000 transactions  $(***) per item
     *   3,001 - 4,000 transactions  $(***) per item
     *   4,001 - 5,000 transactions  $(***) per item
     *   5,001 and up transactions   $(***) per item

B.  CASH REGISTER RECEIPTS:
---------------------------
Each CSG Customer System Site will be charged a monthly fixed fee of $(***) for processing front counter receipts for payment and equipment.

Each CSG Customer System Site will be charged a one-time start-up fee of $(***)

"Other Fees":
      Cash Register Receipts processing requires specific approved and certified equipment and forms.
      Additional pricing for equipment and forms is available upon request.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                         "Confidential Treatment Requested
                                         and the Redacted Material has been
                                         separately filed with the Commission."

16. SUMMITRAK CUSTOMER MANAGEMENT SYSTEM -
------------------------------------------
Monthly processing fee per subscriber* - $(***)
(Price does not include postage costs)

Customer is responsible for any and all hardware, software and communication lines required with the use of the Summitrak Customer Management System.

*Pricing is subject to change on or after January 1, 1998 based upon mutually agreed terms.


17. SUMMITRAK PAY-PER-VIEW SERVICE -
------------------------------------
Monthly processing fee per transaction* - $(***)
Monthly minimum processing fee -        $(***)

Customer is responsible for any and all hardware, software and communication lines required with the use of the Impulse Pay-Per-View Service System.

*Pricing is subject to change on or after January 1, 1998 based upon mutually agreed terms.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

WIRE TRANSFER INSTRUCTIONS:
---------------------------

Norwest Bank of Nebraska, NA
20th Street and Farnam Street
Omaha, Nebraska  USA  68102
ABA 104000058
Account Number  1155026349

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")         TCI CABLE MANAGEMENT CORPORATION("CUSTOMER")


BY: /S/ JOHN P. POGGE             BY: /S/ GARY K. BRACKEN
    --------------------------        ----------------------------------------

Note: Any other fees and charges for any CSG Product or Service provided or licensed to Customer and not listed above shall be set forth in the subsequently executed Schedule for such Product or Service.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   SCHEDULE E

                       CSG VANTAGEPOINT  SOFTWARE LICENSE

1. LICENSE. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive, non-transferable perpetual to use CSG VantagePoint data warehouse software product described in Section 3 below ("VantagePoint") together with the Incorporated Third Party Software (collectively, the "System") at the System Sites in the United States and in the designated environment described in Section 4 below (the "Designated Environment"), for the fees set forth in Schedule D and subject to the terms and conditions specified below and
         ----------
in the Master Agreement.

2. COMMUNICATIONS SERVICES AND FEES. CSG or Customer shall provide, at Customer's expense, a data communications line from the CSG data processing center to Customer's data processing Center in TBD. Customer shall pay all fees
                                               ---
and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule D attached hereto.
             ----------

3. VANTAGEPOINT. "VantagePoint" means (i) the machine-readable object code version of the computer programs described in the Product Schedule attached hereto as Exhibit E-1, whether embedded on disc, tape or other media and such portions of the source code to the CSG written programs or applications that CSG may make available to VantagePoint customers from time to time (the "Software"),
(ii) the published user manuals and documentation that CSG makes generally available for the Software (the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule E (the "Enhancements") and (iv) any
                       ----------
customization or addition to the Software, Documentation or Enhancements that CSG may provide pursuant to Schedule B executed concurrently with this Schedule
                            ----------                                 --------
E (the "Customization").  Nothing in this Schedule E will entitle Customer to
-                                         ----------
receive the source code of the Incorporated Third Party Software, in whole or in part.

4. DESIGNATED ENVIRONMENT. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specifies for use with the System as set forth in Exhibit E-1, or otherwise approved by CSG in writing for Customer's use with the System at the system sites set forth on Exhibit E-1 (the "System Sites"). Customer may use the System only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. CSG shall provide Customer with prompt notice in the case of any modifications to
the Designated Environment.   If Customer fails to upgrade the Designated
Environment, CSG will have no obligation to continue maintaining and supporting the System and Customer shall have no obligation to pay for such Services. Use outside the Designated Environment voids all performance warranties. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule E. Unless CSG has certified the Designated
                       ----------
Environment, CSG shall have no obligation to perform  under this Schedule E,
                                                                 ----------
including no obligation to maintain and support the VantagePoint. Any other Use of the System will require CSG's prior approval, and may be subject to additional charges.

5. USE. Customer may use the System only in the Designated Environment and a single, designated site in the United States for the term set forth in Section 7, below, and only in and for providing internal decision support, including use as a financial and marketing data tool. Customer will not use the System to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person other than an Affiliate to use the System, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements, Customization or Incorporated Third Party Software on a network or other multi-user computer system unless otherwise specified in Exhibit E-1, in which case the Designated Environment may be used to provide database or file services to other of Customer's computers across the network, up to the number of workstations specified in Exhibit E-1. Except as otherwise mandated by applicable law, Customer may make only one back-up archival copy of the Software, Enhancements, Customization or Incorporated Third Party Software. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the System, except as and to the extent expressly authorized by applicable law. Customer may change the designated site upon advance written notice to CSG.

6.  MAINTENANCE AND SUPPORT.
(a)  Maintenance.  Following expiration of the Warranty Period, CSG will provide
     -----------
Customer with phone support, adequately staffed, from Monday through Friday 8 a.m. to 6 p.m. (Mountain Time) to advice, consult and assist with the

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES
use of the then-current version of VantagePoint and diagnose and correct routine problems that Customer may encounter (the "Hot-Line Support"), and also publication updates and the fixes and updates that CSG and its licensors may make generally available (the "Updates") for the fees set forth in Schedule D,
                                                                   ----------
which are identified in Schedule D as maintenance fees, and for the term of this Master Agreement. Hot-Line Support and Updates do not include support of the Incorporated Third Party Software or any other third party software except to the extent set forth in Schedule G.
                        -----------

(b)  Customization.  Customer acknowledges that the Updates may not operate with
     -------------
the Customization. At Customer's request, CSG may provide Customer with customization services to modify the Updates to operate with the Customization. CSG and Customer will establish the terms, conditions and charges under which CSG provides any such customization services in a Statement Of Work incorporated into Schedule B. In no event will any such customization services affect
     ----------
Customer's acceptance of the System pursuant to this Schedule E.
                                                     ----------

(c)  Limitation.  The Updates or Enhancements will not include any upgrade or
     ----------
new version of VantagePoint that CSG and its licensors decide, in their sole discretion, to make generally available as a separately priced item. This Section will not be interpreted to require CSG to (i) develop and release Updates or Enhancements or (ii) customize the Updates or Enhancements to satisfy Customers' particular requests. If an Update or Enhancement replaces the prior version of the System, Customer will promptly install the Update or Enhancement and destroy such prior version upon installing the Update or Enhancement. CSG will have no obligation to maintain and support VantagePoint if Customer has modified VantagePoint by altering the source code that CSG may have provided to Customer pursuant to this Agreement. At Customer's request, CSG will provide maintenance and support of VantagePoint containing such Customer modifications at CSG's standard hourly rates and charges.

7. FEES. With respect to the VantagePoint license granted hereunder, Customer agrees to pay the fees set forth in Schedule D.
                                    -----------

8. Term. The term of this Schedule E shall commence on the effective date of this Schedule and continue thereafter indefinitely.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")         TCI CABLE MANAGEMENT CORPORATION ("CUSTOMER")

BY: /S/ JOHN P. POGGE             BY: /S/ GARY K. BRACKEN
    ----------------------------      -----------------------------------------

EXHIBIT E-1  PRODUCT SCHEDULE

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT E-1 (PAGE 1 OF 3)

                                PRODUCT SCHEDULE
                                ----------------

CSG VANTAGEPOINT SOFTWARE (MODULE DEFINITIONS):      TBD
                                               ---------------------------------

1.  VANTAGEPOINT MODEL
The VantagePoint Model is a telecommunications business model in pictorial representation of the significant business items, the business relationships between them and the attributes which describe each of the business items. The model has been architected to store data from multiple sources, these sources include the CCS billing system, Phoenix, 3rd party billing systems, operational data and metagraphic data. The VantagePoint logical model has then been converted to a physical implementation for a relational database environment and is optimally tuned for the Oracle RDBMS.

2.  VANTAGEPOINT CONVERSION ENGINE
The Conversion Engine provides the functionality necessary to move data from an existing database into VantagePoint. Initially, all selected data from the client's existing database will be loaded into the VantagePoint. Subsequently, an incremental update will load data into VantagePoint on a nightly basis.

3.  VANTAGEPOINT MARKETING ANALYSIS SYSTEM
The Marketing Analysis System (MAS) is a tool which provides users the capability to view data with complex relationships among several dimensions. It also sorts, forecasts, tracks trends and performs other complex analyses. Finally, it lets users move from one query to another and get results quickly and easily. A Multidimensional Database (MDD) is an alternative way of organizing summary data for business intelligence. Data is organized in dimensions and measures by time providing a better way to represent a business view of data. This process provides marketers with the ability to perform profiling, view market segments and with answers to marketing types of "what-if" scenarios.

4.  VANTAGEPOINT CAMPAIGN MANAGEMENT SYSTEM
The VantagePoint Campaign Management System (CMS) is a custom designed marketing strategy tool which provides a platform for marketers to create, manage and track marketing Campaigns and Campaign Cells. The Campaign Management System allows the creation of marketing segments based on demographic and performance data in the VantagePoint data warehouse and allows customers and prospects to be assigned to many marketing segments. Additionally, the system provides facilities for tracking budget and actual expenses, as well as revenues.

5.  VANTAGEPOINT ENHANCED STATEMENT PRESENTATION MESSAGELINK
The VantagePoint Enhanced Statement Presentation (ESP) MessageLink is a unique set of software utilities which allow the user to add messages to statements, notices, reports, and other hard copy output without requiring any software development. While ESP is an existing mainframe application, ESP Integration has been developed for use in conjunction with the VantagePoint Campaign Management System application.

6.  VANTAGEPOINT ADDRESS MERGE  (ADDRESS STANDARDIZATION)
The VantagePoint Address Merge routine validates that the address data within the VantagePoint data warehouse conform to United States Postal Service codes. Invalid addresses are identified within the system and are selected out of the data warehouse for clean up.

7.  VANTAGEPOINT EXECUTIVE INFORMATION SYSTEM (EIS)
The EIS presents high-level key performance indicators to executive and senior management. ABS will conduct interviews of the customer to obtain critical success factors and their associated key performance indicators (e.g., revenue, churn, network quality, etc.). Typically there are about seven key performance indicators but no more than nine with clear and concise definitions provided by the customer. The user interface is very intuitive and is based on displaying the data using geographic map displays that show performance in pre-defined areas and regions. The interface supports "drill down" capabilities within regions and can display a range of qualitative data that can be quickly accessed at any level of the geographic hierarchy. The EIS is not intended to provide access to detail data nor does it provide ad hoc query capabilities.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT E-1 (Page 2 of 3)

8.  VANTAGEPOINT PREDICTIVE MODELING*
The emerging telecommunications marketplace will be characterized by rapid introductions of new promotions and marketing campaigns and entry into new geographic areas and markets. The data warehouse contains information necessary to evaluate campaigns and to identify the best targets for new campaigns. The Market Analysis System provides a foundation for qualitative analysis of the effectiveness of campaigns and products. The predictive modeling system provides for qualitative analyses. The predictive modeling system integrates a neural network modeling tool with the data warehouse to create formal statistical models. The predictive modeling tool can be used to create response models (e.g., identify individuals most likely to respond to a promotion) or performance models (e.g., lifetime value). The predictive modeling system creates scoring algorithms that can be applied to the entire data warehouse.
The predictive model creates a set of "lift" reports that are useful for determining the effectiveness of campaigns and promotions.

*  THIS MODULE IS SUBJECT TO COMPLETION.

INCORPORATED THIRD PARTY SOFTWARE (TO BE DELIVERED WITH VANTAGEPOINT): AVS Express from Advanced Visual Systems and Group 1 Address Merge. OTHER THIRD PARTY SOFTWARE (TO BE DELIVERED WITH VANTAGEPOINT): Cognos Powerplay and Impromptu.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT E-1 (Page 3 of 3)

CUSTOMIZATION:
------------------------------------------------------------------------------

Customization means the Technical Services' Deliverables as defined under Schedule B of the Master Agreement including but not limited to any and all
----------
interface programs and data conversion software developed by CSG on behalf of Customer.

SYSTEM SITES AND NUMBER OF WORKSTATIONS:
------------------------------------------------------------------------------

Customer Site(s) where VantagePoint software will be located: TBD

Number of Workstations: Three (3) workstation seats for each of the User Application Modules which include: Marketing Analysis, Campaign Management, Customer Loyalty, EIS and Predictive Modeling. Note: If each of the five modules are loaded on different workstations/seats, then Customer would have a total of fifteen (15) workstations/seats with a VantagePoint software module loaded onto each one.

DESIGNATED ENVIRONMENT:
------------------------------------------------------------------------------

Customer is responsible for providing the necessary third party hardware, software and network. The hardware requirements listed below are to be used as
rough guidelines for Customer's planning purposes.   These estimates are subject
to revision as Advanced Business Solutions develops additional requirements and initiates work for performance tuning. Advanced Business Solutions will work with Customer to identify the necessary computing environment for VantagePoint. The disk estimates for the database server do not assume disk mirroring or any other fault tolerant disk configuration.

Hardware:
  Client configuration:
          MS-DOS 6.2 with Windows for Workgroups 3.11 (32 bit extension) Pentium 133 32MB RAM, 2 GB HD, SQLNet TCP/IP connection to Oracle server

  MDD Server
          MS-DOS 6.2 with Windows NT 3.51
          Pentium 133 64MB RAM, 2GB HD, SQLNet TCP/IP connection to Oracle server

  Database Server (Oracle)
          SUN Sparc 2000X, Solaris V2.5, 10 CPU, 2GB RAM, 120GB DASD, SQLNet TCP/IP

  Network
          T1 circuit between Customer data center and CSG data center

Software:
  Oracle RDMBS
  Oracle 7.3.2.2
  Microsoft Visual Basic

NOTE:  The above is subject to change.  The specific hardware configuration
----
cannot be completely identified and certified until after the business requirements of Customer are determined during the pre-install visit.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   SCHEDULE F

                            PRINT AND MAIL SERVICES

1. SERVICES. Subject to the terms and conditions of the Master Agreement and for the fees set forth in Schedule D, CSG will provide to Customer, and Customer
                          ----------
will purchase from CSG, Customer's requirements for the Print and Mail Services defined in Section 2 below set forth in this Schedule F for the System Sites set
                                             ----------
forth in Exhibit F-1.

2. POSTAGE. CSG agrees to purchase the postage required to mail statements to Customer's subscribers ("Subscriber Statements"), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer (the "Print and Mail Services"). As part of the Print and Mail Services, CSG agrees to provide multiple billing frequencies, including monthly billing, quarterly billing and annual billing. Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services based on the then current first class postal rate for each item of first class mail processed by CSG on behalf of Customer less an amount equal to the then current presort credit rate for each item of first class mail which qualifies for the discount rate. This qualification rate will be based on the monthly rate of all of CSG's mailings which are produced at the same CSG facility that qualify for the presort credit rate.

3. COMMUNICATIONS SERVICES. Communications services shall be provided pursuant to Section 2 of Schedule A.

4.  ENHANCED STATEMENT PRESENTATION SERVICES.   For the fees set forth in

Schedule D, CSG shall develop a customized billing statement (the "ESP
------------
Statement" ) for Customer's subscribers utilizing CSG's enhanced statement presentation services. Customer will create a template that may be utilized by each System Site, but the template may be modified for any System Site for the fees set forth in Schedule D. Customer agrees that CSG's enhanced statement
                  ----------
presentation services shall be Customer's sole and exclusive method of mailing Subscriber Statements. The ESP Statements may include CSG's or Customer's intellectual property. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Schedule F. "CSG Intellectual Property" means trademarks, service marks, other
----------
indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and mailing ESP Statements.

(a)  Development and Production of ESP Statements.  CSG will perform the design,
     --------------------------------------------
development and programming services related to design and use of the ESP Statements (the "Work") and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon ESP Work Order (the "Work Order") by the completion date set forth on the Work Order.
The ESP Statement will contain the Customer and CSG Intellectual Property set forth on the Work Order. Customer shall pay CSG the development fee for the Work and the Work Product set forth on the Work Order upon acceptance of the ESP Statements in accordance with the Work Order. Except with respect to Customer's Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG's billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for Customer as contemplated under this Schedule.

(b)  Supplies.  CSG will suggest and Customer will select the type and quality
     --------
of the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the "Supplies"). CSG shall purchase Customer's requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule D for purchase of Supplies.
                                       ----------

(c)  Right to Use Customer's Intellectual Property.  Customer provides to CSG a
     ---------------------------------------------
non-exclusive right to use all of Customer's Intellectual Property necessary to design, produce and mail, directly or indirectly, the ESP Statements. Customer represents and warrants that it owns or has the right to use all of Customer's Intellectual Property and has full power and authority to grant CSG the rights set forth herein and that CSG's use of Customer's Intellectual Property on the ESP Statements will not constitute a misuse or infringement of the Customer's Intellectual Property or an infringement of

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES
the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG's activities hereunder. Said rights shall terminate with no further action of Customer upon termination or expiration of this Master Agreement or Schedule F, and upon
                                                      ----------
Customer's written request, CSG shall promptly return or destroy all Customer Intellectual Property.

(d)  Indemnification Relating to ESP Statements.  Subject to Section 14 of the
     ------------------------------------------
Master Agreement, Customer shall indemnify, defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under this Section 4, and the Work Product, except for those arising out of CSG Intellectual Property.

5. ANCILLARY SERVICES. At Customer's request, CSG shall provide the ancillary services described in Schedule D attached hereto (the "Ancillary Services") at
                      ----------
the rates described in Schedule D.
                       -----------

6. PER CYCLE MINIMUM. As of the Commencement Date as defined in Section 9 below, for each month that this Agreement is in effect, each System Site will maintain per each billing cycle a minimum of three thousand (3000) subscribers on the CCS Services; provided, however, that such minimum obligation shall not apply to (i) System Sites under 12,000 subscribers and (ii) for a period of twelve (12) months after the conversion date to the CCS Services, System Sites converting to the CCS Services pursuant to the Master Agreement

7. DEPOSIT. At least seven (7) days prior to the Commencement Date of the Print and Mail Services set forth in Section 8 below, Customer shall pay CSG a security deposit (the "Deposit") for the payment of the expenses described in
Section 2 of this Schedule F (the "Disbursements"). The Deposit will equal the
                  ----------
estimated amount of Disbursements for one (1) month as determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within forty five (45) days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. If Customer fails to pay the additional amount requested within such 45 day period, CSG may hold Customer's statements until the additional amount is received. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive months; such portion shall be equal to the amount by which the Deposit exceeds the Disbursements. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid, and is not reasonably disputed, during the term of this Agreement, and Customer agrees to replenish any such Deposit amount as set forth above. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Master Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

8. TERM. The first day of the calendar month in which the Print and Mail Services commence shall be referred to as the "Commencement Date." The Print and Mail Services shall continue until December 31, 2012.

AGREED AND ACCEPTED THIS 10TH DAY OF AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")               TCI CABLE MANAGEMENT CORPORATION
                                        ("CUSTOMER")

By: /S/ JOHN P. POGGE                   BY: /S/ GARY K. BRACKEN
   ------------------                      --------------------

Exhibit G-1........SYSTEM SITES

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   SCHEDULE G

                 INCORPORATED THIRD PARTY SOFTWARE AND LICENSES
                                      AND
                               THIRD PARTY RIGHTS

                        ADDITIONAL TERMS AND CONDITIONS

A. INCORPORATED THIRD PARTY SOFTWARE
   ---------------------------------
   The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Master Agreement, but solely with respect to the identified item of Incorporated Third Party Software.


1.  WARRANTY.
a.  Limited Warranty.  CSG warrants that the Incorporated Third Party Software
    ----------------
will conform with the applicable specifications contained in the documentation accompanying the Incorporated Third Party Software at the time of delivery, and perform substantially as described therein, for the period specified below:

       B.E.A.                   90 days from installation at Customer's site.
       ORACLE (RUNTIME LICENSE) One year from the date on which the Oracle software is delivered by Oracle to CSG, or if no
                                delivery is necessary, the effective date set
                                forth on the order form for the Oracle software.
       AVS                      No warranty. Provided "AS-IS".
       GROUP 1                  perpetual warranty

b.  Remedies. In case of breach of warranty or any other duty related to the
    --------
quality of the Incorporated Third Party Software as set forth in Section 1(a), CSG or its representative will correct or replace any defective item of Incorporated Third Party Software or, if not practicable, CSG will accept the return of the defective item of Incorporated Third Party Software and refund to Customer (i) the amount actually paid to CSG for the defective item of Incorporated Third Party Software, less amortization based on a five (5) year straight line amortization schedule (provided, however, that the amount to be paid by CSG under this subsection (i) will be less than 50% of said amount actually paid). Customer acknowledges that this Paragraph sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Incorporated Third Party Software.

c.  Disclaimer.  THE ABOVE LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER
    ----------
WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS LICENSORS, AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE) WHICH ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

2.  INFRINGEMENT.
a.  Indemnity.  If an action is brought against Customer claiming that the
    ---------
Incorporated Third Party Software infringes a patent or copyright within the United States, CSG's obligations and Customer's rights relating thereto shall be those set forth in Section 12 of the Master Agreement.

B.  THIRD PARTY RIGHTS
    ------------------
Customer shall be entitled to the benefits of Section 12 of the Master Agreement, subject, however, to the following limitation:

CSG may provide Customer with Products, Incorporated Third Party Software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the "Third Party Licenses"). Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, Incorporated Third Party Software and Services, as provided by CSG, as permitted

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES by the Master Agreement, as amended from time-to-time. Any modification of or addition to the Products, Incorporated Third Party Software or Services or combination with other software, hardware or services not made or provided by CSG is not licensed under the Third Party Rights, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not provided by CSG or (ii) any product or service provided by Customer other than through the use of the Products, Incorporated Third Party Software or Services as provided by CSG.

C.  CUSTOMER THIRD PARTY RIGHTS.  CSG acknowledges that Customer has obtained
    ---------------------------
certain rights under that certain license agreement, by and between Customer and Ronald A. Katz Technology Licensing, L.P. entered into as of October 15, 1996 (the "Customer License"). Customer agrees not to cause an unexcused default for nonpayment under Customer License.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")          TCI CABLE MANAGEMENT CORPORATION
                                   ("Customer")
By: /S/ JOHN P. POGGE              BY: /S/ GARY K. BRACKEN
    __________________________         _____________________________

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  "Confidential Treatment Requested
                                  and the Redacted Material has been
                                  separately filed with the Commission."

                                  SCHEDULE Q

                         ISP DOMAIN SOFTWARE LICENSE
                         ---------------------------

1. LICENSE. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive, non-transferable and perpetual right to use the software product known as ISP Domain, which is middleware software utilized between the CCS Services and Customer's application, for use only with the Usage Handling System and the CCS Services for the number of subscribers set forth in Exhibit Q-1 in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule D and subject to the terms and
                                         ----------
conditions specified below and in the Master Agreement. "ISP Domain" includes
(i) the ISP Domain server resident on CSG's central server and (ii) and the machine-readable object code version of the following APIs that will be utilized with ISP Domain - Account Replication, Usage, Adjustment, Account Notification, Statements, Scheduling (the "APIs"). Customer will not permit any person other than Customer's employees or authorized consultants to access ISP Domain. Customer will not download or otherwise copy or decompile, disassemble or otherwise reverse engineer the ISP Domain or any software accessed through ISP Domain. Nothing in this Schedule Q will entitle Customer to receive the source
                        ----------
code of the ISP Domain or Enhancements, in whole or in part.

2. COMMUNICATION LINES. Customer shall be responsible for the installation and use of data communications lines from Customer's applications to ISP Domain and all associated fees and charges.

3. DESIGNATED ENVIRONMENT. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specified for use with the APIs as set forth in Exhibit Q-1, or otherwise approved by CSG in writing for Customer's use with the APIs. Customer may use the APIs only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. CSG shall provide Customer with prompt notice in the case of any modifications to the Designated Environment. If Customer fails to update the Designated Environment within six (6) months of receipt of notice from CSG or otherwise uses the APIs outside the certified Designated Environment, CSG will have no obligation to continue maintaining and supporting the ISP Domain. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule Q, including its obligations to maintain and
                       ----------
support the ISP Domain. Any other use or transfer of the ISP Domain will require CSG's prior approval, which may be subject to additional charges.

4. SUPPORT.  For the fees set forth in Schedule D, CSG will provide Customer
                                       ----------
the support and maintenance for the then-current version of ISP Domain as set forth in Exhibit Q-2 (the "Support Services"). Customer agrees to pay the fees set forth in Schedule D, which are identified in Schedule D as maintenance fees,
             -----------
for the Support Services for the term of this Master Agreement. Included in the Support Services is support of the then-current version of ISP Domain via the Product Support Center, publication updates, and the fixes and updates that CSG may make generally available as part of its maintenance and support packages (the "Updates"). The Updates will not include any upgrade or new version of ISP Domain that CSG decides, in its sole discretion, to make generally available as a separately priced item. In such a case, Customer may decide, at its sole option, whether to install an Update. This Section will not be interpreted to require CSG to (i) develop and release Updates or (ii) customize the Updates to satisfy Customers' particular requests.

5. INTERIM SERVICES. If CSG does not provide ISP Domain to Customer by December 15, 1997, CSG will provide, until such time as ISP Domain is provided to Customer, (i) at no charge to Customer, the CCS Services user interface, or if mutually agreed between the parties, the ACSR user interface, and (iii) one half of the out of pocket labor costs necessary for Customer to peform dual entry; CSG's portion of such labor costs shall not exceed (*************) dollars ($(***)) per month.

5.  TERM.  This Schedule Q shall be effective from the Effective Date as defined
                ----------
in the Master Agreement and will remain in effect thereafter indefinitely, unless terminated pursuant to Sections 17 of the Master Agreement.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")      TCI CABLE MANAGEMENT CORPORATION ("CUSTOMER")

BY:  /S/ JOHN P. POGGE         BY: /S/ GARY K. BRACKEN
     ______________________        _______________________________

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT Q-1   DESIGNATED ENVIRONMENT
EXHIBIT Q-2   INSTALLATION, MAINTENANCE AND SUPPORT




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT Q-1

                     DESIGNATED ENVIRONMENT FOR ISP DOMAIN
                     -------------------------------------

THE SUPPORT SERVICES DO NOT INCLUDE SUPPORT OF THE ISP DOMAIN IF THE APIS ARE USED OUTSIDE THE CERTIFIED DESIGNATED ENVIRONMENT (I.E. OTHER HARDWARE, SOFTWARE, OR OTHER MODIFICATIONS HAVE BEEN INTRODUCED BY CUSTOMER THAT ARE OUTSIDE THE CERTIFIED DESIGNATED ENVIRONMENT). IN SUCH A CASE, CSG MAY AGREE TO PROVIDE CUSTOMIZED TECHNICAL SUPPORT FOR CSG'S THEN-CURRENT FEES FOR SUCH SERVICES.

APIS
----
NT Server
Microsoft Transaction Server Software

-------------------------------------------------------------------------------

NUMBER OF SUBSCRIBERS: Up to one million subscribers. For each increment of one million subscribers in excess of the one million subscribers currently licensed, Customer may license ISP Domain for the license fee set forth in Schedule D (subject to Section 4 of the Master Agreement).
----------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT Q-2 (PAGE 1 OF 3)

                        SUPPORT SERVICES FOR ISP DOMAIN
                        -------------------------------

PRODUCT SUPPORT CENTER
The customer Product Support Center provides Customer with advice, consultation and assistance to use ISP Domain and diagnose and correct problems that Customer may encounter with the then-current version of ISP Domain. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication twenty-four hours a day, seven days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center. Every customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. See attached list detailing "Priority Levels".

ACCOUNT MANAGEMENT
CSG will provide an account manager which is shared resource which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. Through periodic status reports and occasional on-site visits when necessary, the account manager will assist Customer with their use of ISP Domain and keep them abreast of new developments in CSG's products and services.

UPDATES
Subject to the terms set forth in this Schedule Q, product Updates include
                                       ----------
software corrections, the fixes and updates that CSG may make generally available. These Updates will be installed by CSG and bulletins and/or technical documentation describing the Updates will be provided to Customer.
CSG will not provide Updates due to changes or new releases in Customer's vendor products. Custom software modifications are NOT included under the Basic Support Package as Updates but rather are covered as Technical Services under Schedule
                                                                       --------
B.
-

PUBLICATIONS
The customer will receive updates to all published documentation for ISP Domain. CSG will provide Customer with documentation electronically, if available.

THIRD PARTY SOFTWARE
The maintenance and support for third party software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

________________________________________________________________________________

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT Q-2 (Page 2 of 3)

            PRODUCT SUPPORT CENTER FOR ISP DOMAIN -  PRIORITY LEVELS
            --------------------------------------------------------

When contacting the PRODUCT SUPPORT CENTER, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. It is very important that the customer describe the urgency of the problem when it is reported. The priority levels are described below:

* CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. Customers cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the "root cause" of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority
   1) problem exists, the Product Support Center commitment is to provide around-the-clock support until customers system/network/application is restored to operational status.

* SERIOUS (PRIORITY 2): Partial loss of functionality, or loss of critical functionality. The Customer's production/processing system is not down but there is an impact within the system/network. The Customer will receive immediate response. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Customer will receive immediate response. The Product Support Center's goal is to ensure that control of the system is not jeopardized and to work with Customer to gather information in order to resolve the issue. The Product Support Center allocates resources during normal business hours until a permanent solution is found.

* OPERATIONAL (PRIORITY 3): Partial loss of functionality loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the customers' operations environment. The user is attempting to utilize a CSG product and is having difficulty completing the process. A user may be a CSR, subscriber, or the Customer's operation staff running the system. CSG's Product Support Center goal is to respond the next business day.

* INCONVENIENCE OR ENHANCEMENT (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or enhancement request is required. The problem is an operator inconvenience, an enhancement, or the Customer have requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the customer, or a work-around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. A suggestion or request for enhancement is based upon the problem, concern or business need. The Product Support Center's goal is to provide a correction through internal software control procedures. CSG's Product Support Center goal is to respond within (3) business days.

*  INFORMATIONAL (PRIORITY 5):
     This category also includes questions. The Product Support Center is committed to responding with the requested information within (5) business days. Software correction notification may be sent to the customer shortly after the correction has been made by our development engineers. At times, a work-around may be suggested if:

     *  Its delivery is more timely
     *  Its implementation is less complex
     *  Its reliability is more certain

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT Q-2 (PAGE 3 OF 3)

     However, a work around must be mutually acceptable to our Customers, and it must have the effect of reducing the concern until a permanent resolution can be determined. Should the Customer wish to check the status of a problem they may contact the Product Support Center desk representatives or their Account Manager. In either case, the customer should reference the tracking number.

Customer may request to have the priority of Customer's call upgraded. Customer may check on the status of such request at any time by calling the Product Support Center or contacting Customer's account manager. The account manager is responsible for problem escalation to the appropriate level of management if Customer is not satisfied with a response.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   SCHEDULE R

                           THE USAGE HANDLING SYSTEM
                           -------------------------

1. LICENSE. CSG hereby grants, and Customer hereby accepts from CSG a non-exclusive and non-transferable, perpetual license to use the Usage Handling System ( the "Usage Handling System"), for the fees set forth in Schedule D and
                                                                 ----------
subject to the terms and conditions specified below and in the Master Agreement. Customer may use the Usage Handling System, which is resident on CSG's central server, for the number of subscriber services set forth in Exhibit R-1, only for use with the ISP Domain and ACSR Telephony Products and the CCS Services to provide rating and billing services for Customer's Internet and telephony subscribers. Customer will not make any other use of the Usage Handling System and will not use the Usage Handling System to create additional application programs or other software. Customer will not permit any person other than Customer's employees and authorized consultants to access the Usage Handling System. Customer will not download or otherwise copy or decompile, disassemble or otherwise reverse engineer the Usage Handling System or any software accessed through the Usage Handling System.

2. COMMUNICATION LINES. Customer shall be responsible for the installation and use of data communications lines used with the Usage Handling System and all associated fees and charges.

3. SUPPORT. CSG will provide Customer the support and maintenance for the then-current version of the Usage Handling System as described on Exhibit R-2 (the "Support Services"). Customer agrees to pay the fees set forth in Schedule
                                                                       --------
D, which are identified in Schedule D as maintenance fees, for the Support
-
Services for the term of this Master Agreement. Included in the Support Services is support of the then-current version of the Usage Handling System via the Product Support Center, publication updates, and the fixes and updates that CSG may make generally available as part of its maintenance and support packages (the "Updates"). The Updates will not include any upgrade or new version of the Usage Handling System that CSG decides, in its sole discretion, to make generally available as a separately priced item. This Section will not be interpreted to require CSG to (i) develop and release Updates or (ii) customize the Updates to satisfy Customers' particular requests.

4.  TERM.  This Schedule R license will become effective as of the Effective
                ----------
Date of the Master Agreement will remain in effect thereafter indefinitely, subject to the provisions of Section 17 of the Master Agreement.

AGREED AND ACCEPTED THIS 10TH DAY OF  AUGUST, 1997, BY:

CSG SYSTEMS, INC. ("CSG")     TCI CABLE MANAGEMENT CORPORATION ("Customer")

BY: /S/ JOHN P. POGGE         BY: /S/ GARY K. BRACKEN
    _______________________       ________________________________

EXHIBIT R-1  PRODUCT SCHEDULE; EXHIBIT R-2   SUPPORT SERVICES

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  EXHIBIT R-1

                                PRODUCT SCHEDULE
                                ----------------

SOFTWARE:____________________________________________________________________

THE USAGE HANDLING SYSTEM
-------------------------

BASE FUNCTIONALITY
* Identify providers of service with usage types that have cases and calendars at system startup.
*  Provide an environment for rating rules to be entered into the system.
* Customer lookup capability to access customer information from the database to obtain relevant information required to rate the events.
* Provide the ability to collect CDR, connection and transaction events for the purposes of performing rating.
* Perform rating logic against events based upon the plan defined for that event.
* Place the rated event in a database. Aggregate multiple events to apply rates based upon accumulated usage and/or usage of multiple services.
* Provide ability to report incidents to the system in the case of abnormal termination.
* Allow multiple rating engines to run at once with different rule bases.
*  Prepare rated events for delivery to billing system.

NUMBER OF SUBSCRIBERS SERVICES: Up to 1 million subscriber services (A subscriber service is either the CCS Services for Internet or telephony). For each increment of one million subscriber services in excess of the one million subscriber services currently licensed, Customer may license the Usage Handling System for the license fee set forth in Schedule D (subject to Section 4 of the
                                        ----------
Master Agreement).

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT R-2 (PAGE 1 OF 3)

                 SUPPORT SERVICES FOR THE USAGE HANDLING SYSTEM
                 ----------------------------------------------

PRODUCT SUPPORT CENTER
The customer Product Support Center provides Customer with advice, consultation and assistance to use the Usage Handling System and diagnose and correct problems that Customer may encounter with the then-current version of the Usage Handling System. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication twenty-four hours a day, seven days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center. Every customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. See attached list detailing "Priority Levels".

ACCOUNT MANAGEMENT
CSG will provide an account manager which is shared resource which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. Through periodic status reports and occasional on-site visits when necessary, the account manager will assist Customer with their use of the Usage Handling System and keep them abreast of new developments in CSG's products and services.

UPDATES
Subject to the terms set forth in this Schedule Q, product Updates include
                                       ----------
software corrections, the fixes and updates that CSG may make generally available. These Updates are delivered to Customer accompanied by bulletins describing the updates and installation instructions. CSG will not provide Updates due to changes or new releases in Customer's vendor products. Custom software modifications are NOT included under the Basic Support Package as Updates but rather are covered as Technical Services under Schedule B.
                                                            ----------

PUBLICATIONS
The customer will receive updates to all published documentation for the Usage Handling System.

THIRD PARTY SOFTWARE
The maintenance and support for third party software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

________________________________________________________________________________

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT R-2 (Page 2 of 3)

    PRODUCT SUPPORT CENTER FOR THE USAGE HANDLING SYSTEM -  PRIORITY LEVELS
    -----------------------------------------------------------------------

When contacting the PRODUCT SUPPORT CENTER, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. It is very important that the customer describe the urgency of the problem when it is reported. The priority levels are described below:

* CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. Customers cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the "root cause" of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority
   1) problem exists, the Product Support Center commitment is to provide around-the-clock support until customers system/network/application is restored to operational status.

* SERIOUS (PRIORITY 2): Partial loss of functionality, or loss of critical functionality. The Customer's production/processing system is not down but there is an impact within the system/network. The Customer will receive immediate response. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Customer will receive immediate response. The Product Support Center's goal is to ensure that control of the system is not jeopardized and to work with Customer to gather information in order to resolve the issue. The Product Support Center allocates resources during normal business hours until a permanent solution is found.

* OPERATIONAL (PRIORITY 3): Partial loss of functionality loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the customers' operations environment. The user is attempting to utilize a CSG product and is having difficulty completing the process. A user may be a CSR, subscriber, or the Customer's operation staff running the system. CSG's Product Support Center goal is to respond the next business day.

* INCONVENIENCE OR ENHANCEMENT (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or enhancement request is required. The problem is an operator inconvenience, an enhancement, or the Customer have requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the customer, or a work-around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. A suggestion or request for enhancement is based upon the problem, concern or business need. The Product Support Center's goal is to provide a correction through internal software control procedures. CSG's Product Support Center goal is to respond within (3) business days.

*  INFORMATIONAL (PRIORITY 5):
     This category also includes questions. The Product Support Center is committed to responding with the requested information within (5) business days. Software correction notification may be sent to the customer shortly after the correction has been made by our development engineers. At times, a work-around may be suggested if:

     *  Its delivery is more timely
     *  Its implementation is less complex
     *  Its reliability is more certain

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT R-2 (PAGE 3 OF 3)

     However, a work around must be mutually acceptable to our Customers, and it must have the effect of reducing the concern until a permanent resolution can be determined. Should the Customer wish to check the status of a problem they may contact the Product Support Center desk representatives or their Account Manager. In either case, the customer should reference the tracking number.

Customer may request to have the priority of Customer's call upgraded. Customer may check on the status of such request at any time by calling the Product Support Center or contacting Customer's account manager. The account manager is responsible for problem escalation to the appropriate level of management if Customer is not satisfied with a response.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES